UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

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Cardinal Health, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Cardinal Health™

Proxy Statement

Notice of annual meeting of shareholders

2026

CARDINAL HEALTH 2026 Proxy Statement	1

LETTER TO CARDINAL HEALTH SHAREHOLDERS
SEPTEMBER 21, 2026
Fiscal 2026 was a year of strong execution and broad-based performance across Cardinal Health. Building on the momentum of recent years, the company delivered exceptional operational and financial results while advancing initiatives designed to strengthen its role as healthcare's most trusted partner.
Throughout the year, the Board remained actively engaged in overseeing the company's business and strategic priorities, capital allocation decisions, risk management activities, and management succession planning and leadership development. We also continued to evolve our governance practices to ensure the Board remains equipped to provide effective oversight in an increasingly dynamic healthcare and regulatory environment.
OVERSEEING LONG-TERM GROWTH AND PERFORMANCE
The Board is focused on overseeing the priorities, investments, and decisions that support sustainable growth and long-term shareholder value. During fiscal 2026, we engaged closely with management on initiatives to strengthen and expand the Pharmaceutical and Specialty Solutions segment, accelerate growth across the company's key growth areas, and drive operational excellence across the enterprise. These efforts contributed to strong performance across the business and further strengthened Cardinal Health's ability to meet the needs of customers, patients, and healthcare providers.
The Board also maintained active oversight of the company's disciplined capital allocation framework, balancing investment of capital back into the business to enable profitable growth, continued focus on the strength of the balance sheet, return of capital to shareholders, and strategic acquisitions. As the healthcare landscape continues to evolve, we remain focused on ensuring Cardinal Health is positioned to pursue attractive growth opportunities while maintaining financial discipline and effective management of risk.
BOARD REFRESHMENT, LEADERSHIP EVOLUTION, AND SUCCESSION PLANNING
At Cardinal Health, we are committed to thoughtful Board refreshment, leadership continuity, and succession planning to ensure the Board remains well-positioned to oversee the company's growing business and strategic priorities. Over the last several years, that commitment has been reflected through the addition of new directors and the continued evolution of Board and committee leadership and membership assignments.
Fiscal 2026 marked an important transition in Board leadership. Gregory B. Kenny stepped down from his position as Board Chair and retired from the Board after more than 18 years of distinguished service to Cardinal Health. During his tenure, and particularly during his seven years as Chair, Greg helped guide Cardinal Health through a period of significant transformation, including the evolution of the company's portfolio, operational improvement initiatives, and the continued strengthening of its governance framework. Having worked closely with Greg and our CEO, Jason Hollar, for many years, including in my prior role as Chair of the Governance and Sustainability Committee, I am honored to serve as Independent Chair. Those longstanding relationships, together with the strong collaboration between the Board and management, have supported a seamless transition, and I look forward to building on that foundation as Cardinal Health continues to drive long-term growth.
On behalf of the Board, I extend our sincere gratitude to Greg for his steady leadership, sound judgment and counsel, and unwavering commitment to Cardinal Health and its stakeholders. His contributions have helped shape the company's success and left a lasting legacy within the Boardroom.
The Board’s commitment to thoughtful succession planning extends beyond the Chair role. Over the last two years, the Board has implemented several committee leadership and membership changes, including the recent appointment of Robert W. Musslewhite as Chair of the Human Resources and Compensation Committee. Together, these transitions helped align director expertise with evolving oversight responsibilities, broaden leadership opportunities across the Board, and support the development of future Board leaders. These efforts ensure the Board maintains an effective balance of continuity, fresh perspectives, and relevant expertise as the company continues to grow.

2	CARDINAL HEALTH 2026 Proxy Statement

LETTER TO CARDINAL HEALTH SHAREHOLDERS
FURTHER STRENGTHENING OF GOVERNANCE AND RISK OVERSIGHT
The Board continually evaluates its governance framework to ensure it remains aligned with the company's business, risk profile, and strategic priorities. During fiscal 2026, we continued to strengthen the integration of enterprise risk management into our oversight processes, including by transitioning oversight of the company's Enterprise Risk Management ("ERM") program to the Risk Oversight Committee. The Committee provides oversight of the ERM program, emerging risks, and management's risk mitigation activities. Aligning ERM oversight with the Committee's broader responsibilities for operational and enterprise risks creates a more integrated approach to monitoring the company's overall risk profile and helps ensure that risk considerations are appropriately incorporated into strategic discussions and Board decision making.
ENGAGING WITH SHAREHOLDERS
Maintaining an active dialogue with shareholders is an important component of our governance approach. During the summer of 2026, members of management and I met with shareholders to discuss a range of topics relating to the company’s strategy, governance practices, risk oversight, and executive compensation program. The perspectives shared during these discussions were communicated to the Governance and Sustainability Committee and Human Resources and Compensation Committee, as well as the full Board, ensuring that shareholder priorities and expectations continue to inform the Board's oversight, decision-making, and governance practices.
LOOKING AHEAD
Cardinal Health enters fiscal 2027 from a position of strength. The Board is confident in the company's leadership team, strategic direction, and ability to navigate an evolving healthcare landscape. We are encouraged by the momentum across the business and the opportunities ahead to continue advancing our mission and serving customers, patients, and healthcare providers.
Most importantly, we recognize that the company's success is made possible by the dedication of Cardinal Health's employees, whose daily commitment to customers, patients, and healthcare providers continues to advance our mission and drive our performance.
On behalf of the Board of Directors, thank you for your continued trust, investment, and support.

Sincerely, Patricia A. Hemingway Hall Chair of the Board

CARDINAL HEALTH 2026 Proxy Statement	3

NOTICE
of Annual Meeting
of Shareholders
September 21, 2026
The 2026 annual meeting of shareholders (the “Annual Meeting”) will be conducted virtually. You will be able to participate in the virtual meeting online, vote your shares electronically, and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/CAH2026.
VIRTUAL MEETING
The Annual Meeting is a virtual shareholder meeting at www.virtualshareholdermeeting.com/CAH2026.
RECORD DATE
Shareholders of record as of September 14, 2026 are entitled to vote at the Annual Meeting.
PROXY VOTING
Please vote your shares promptly to ensure the presence of a quorum during the Annual Meeting. Voting your shares now via the Internet, by telephone, or by signing, dating, and returning the enclosed proxy card or voting instruction form will save the expense of additional solicitation. Submitting your proxy now will not prevent you from voting your shares during the Annual Meeting, as your proxy is revocable at your option.
We are requesting your vote to:
ITEMS OF BUSINESS

Elect the 11 director nominees named in the proxy statement;
Approve, on a non-binding advisory basis, the compensation of our named executive officers;
Ratify the appointment of Ernst & Young LLP as our independent auditor for the fiscal year ending June 30, 2027; and
Transact such other business as may properly come before the meeting or any adjournment or postponement.
MEETING DETAILS
See “Proxy Summary” and “Other Matters” for details.

THURSDAY, NOVEMBER 12, 2026 8:00 a.m. Eastern Time Virtual Meeting www.virtualshareholdermeeting.com/CAH2026

VOTE IN ADVANCE OF THE MEETING IN ONE OF FOUR WAYS:

INTERNET Visit 24/7 www.proxyvote.com

BY TELEPHONE Call the toll-free number 1-800-690-6903 within the United States, U.S. territories, or Canada

BY MAIL Mark, sign, and date proxy card and return by mail in enclosed postage-paid envelope

VIRTUAL MEETING See page 79 for instructions on how to attend and vote your shares

Please refer to the enclosed proxy materials or the information forwarded by your bank, broker, or other holder of record to see which voting methods are available to you.

By Order of the Board of Directors.
Patrick C. Pope
Executive Vice President, General Counsel, and Secretary
September 21, 2026

Important notice regarding the availability of proxy materials for the Annual Meeting to be held on November 12, 2026: The Notice of Annual Meeting of Shareholders, the accompanying proxy statement, and our 2026 Annual Report to Shareholders are available at www.proxyvote.com. These proxy materials are first being sent or made available to shareholders commencing on September 21, 2026.

4	CARDINAL HEALTH 2026 Proxy Statement

PROXY SUMMARY
This summary highlights certain information contained elsewhere in our proxy statement. This summary does not contain all the information that you should consider, and you should carefully read the entire proxy statement and our 2026 Annual Report to Shareholders before voting. References to our fiscal years in the proxy statement mean the fiscal year ended or ending on June 30 of such year. For example, “fiscal 2026” refers to the fiscal year ended June 30, 2026.
About Us
Headquartered in Dublin, Ohio, Cardinal Health, Inc. is a global healthcare services and products company providing customized solutions for hospitals, healthcare systems, pharmacies, ambulatory surgery centers, clinical laboratories, physician offices, and patients in the home. We provide pharmaceuticals and medical products and cost-effective services and solutions that enhance the healthcare system and supply chain efficiency. We connect patients, providers, payers, pharmacists, and manufacturers for integrated care coordination.
We report our financial results in two reportable segments:
•Pharmaceutical and Specialty Solutions (“Pharma”); and
•Global Medical Products and Distribution (“GMPD”).
The remaining three operating segments that are not significant enough financially to require separate reportable segment disclosures are reported in Other, which is comprised of Nuclear and Precision Health Solutions, at-Home Solutions, and OptiFreight® Logistics.
Executing Strategic Priorities to Drive Long-Term Value Creation
Fiscal 2026 marked another year of strong execution against Cardinal Health's strategic priorities. Through continued focus on our core, operational excellence, and disciplined capital allocation, management advanced the company's plan to: build upon the growth and resiliency of Pharmaceutical and Specialty Solutions through continued expansion in Specialty; accelerate growth across the company's growth businesses; and execute GMPD Improvement Plan initiatives. Throughout the year, the Board actively oversaw these efforts through regular business performance and capital allocation reviews, enterprise risk discussions, and strategy reviews. The Board provided guidance to management as it expanded key growth platforms, enhanced operational capabilities, and strengthened the company's ability to create sustainable long-term value for shareholders.

CARDINAL HEALTH 2026 Proxy Statement	5

PROXY SUMMARY
Executing Strategic Priorities to Drive Long-Term Value Creation

Building Upon the Growth and Resiliency of Pharmaceutical and Specialty Solutions
Fiscal 2026 was marked by the expansion of the company's Specialty platform, including growth across specialty physician services, distribution, commercialization, data and insights, and patient support capabilities. The Board played an active role in overseeing the evaluation of opportunities to further strengthen the company's presence in Specialty, including investments to expand the company’s biopharma solutions capabilities as well as through the continued development of The Specialty Alliance management services organization (“MSO”) platform and the company’s oncology, urology, and gastroenterology offerings. These initiatives included enhancing data and analytics platforms that support both healthcare providers and manufacturer partners and expanding the company's patient access and support offerings. Collectively, these efforts strengthened the company's ability to deliver differentiated solutions across the specialty care continuum, further reinforcing its position as a strategic partner to specialty providers and biopharmaceutical manufacturers.

Accelerating Growth in the Company’s Other Businesses
The company's Nuclear and Precision Health Solutions, at-Home Solutions, and OptiFreight® Logistics businesses continued to benefit from favorable healthcare trends, strong customer demand, and targeted investments in technology, automation, and capacity expansion. As these businesses generated strong growth, throughout the year, strategic discussions with the Board focused on opportunities to further scale these businesses and deploy capital to support future growth. Key areas of focus included additional acquisitions that expanded the company's home-based care and diabetes platforms, including the July 2026 acquisition of Strive Medical and the announced acquisition of AdaptHealth Corp.’s Diabetes Health business, as well as investments to expand theranostics and radiopharmaceutical manufacturing capabilities. These actions further diversified the company's growth profile and strengthened its ability to capitalize on long-term industry trends.

Executing the Global Medical Products and Distribution Improvement Plan
GMPD continued to advance its multi-year transformation through operational simplification, Cardinal Health™ Brand growth, and cost optimization initiatives. The Board regularly assessed management's execution against key operational and financial objectives, with a focus on improving efficiency, enhancing customer service levels, strengthening supply chain capabilities, and driving sustainable profitability improvements. These efforts supported continued progress against the GMPD Improvement Plan, reinforcing GMPD's long-term competitiveness and resilience while contributing to the company's broader commitment to operational excellence.

6	CARDINAL HEALTH 2026 Proxy Statement

PROXY SUMMARY
Fiscal 2026 Performance Highlights
Fiscal 2026 Performance Highlights
The broad-based strength of the company's fiscal 2026 results, including double-digit profit growth across all five operating segments, reflects disciplined execution of its strategic priorities, targeted investments in growth and innovation, a disciplined approach to capital allocation, and a continued focus on operational excellence and long-term value creation.

Revenue	GAAP Operating Earnings(1)	Non-GAAP Operating Earnings	Operating Cash Flow

$254.2B +14% (YoY change)	$2.6B +15% (YoY change)	$3.6B +30% (YoY change)	$5.2B +116% (YoY change)

GAAP Diluted EPS	Non-GAAP Diluted EPS	Adjusted Non-GAAP Diluted EPS	1-Year Total Shareholder Return(2)	3-Year Total Shareholder Return(2)

$7.23 +12% (YoY change)	$11.26 +37% (YoY change)	$10.95 +33% (YoY change)	+45.7%	+162.5%

(1)GAAP refers to U.S. generally accepted accounting principles.
(2)Through June 30, 2026, including reinvestment of dividends.
•Revenue increased 14% to $254.2 billion, driven primarily by growth in branded and specialty pharmaceutical sales with existing and new customers.
•GAAP operating earnings increased 15% to $2.6 billion, reflecting strong operational performance, disciplined execution of strategic growth initiatives, and contributions from recent acquisitions. Non-GAAP operating earnings increased 30% to $3.6 billion, driven by continued strength in branded and specialty pharmaceuticals, the performance of our generics program, and contributions from acquired businesses.
•GAAP diluted earnings per share (“EPS”) increased 12% to $7.23. Reported non-GAAP diluted EPS increased 37% to $11.26. Excluding a $0.31 per share net benefit from the recognition of refunds of tariffs paid under the now-invalidated International Emergency Economic Powers Act ("IEEPA tariff refunds"), adjusted non-GAAP diluted EPS increased 33% to $10.95.
•The company generated double-digit segment profit growth across each of its five operating segments:
•Pharma: Segment profit increased 23%.
•GMPD: Segment profit increased 17% excluding the impact of the IEEPA tariff refunds (91% on a reported basis).
•Other: Segment profit increased 37%, driven by growth across its three operating segments: Nuclear and Precision Health Solutions, at-Home Solutions, and OptiFreight® Logistics.
•The company continued to execute its balanced capital allocation strategy by investing in the business to support organic growth initiatives, maintaining a strong balance sheet and financial flexibility, returning capital to shareholders through dividends and share repurchases, and pursuing strategic acquisitions.
See Annex A for reconciliations to the comparable financial measures prepared in accordance with GAAP and a discussion of the reasons why we use non-GAAP financial measures.

CARDINAL HEALTH 2026 Proxy Statement	7

PROXY SUMMARY
2026 Board Nominee Highlights
2026 Board Nominee Highlights

			Director Since		Committees
Nominee	Age	Experience		Independent	A	G	H	R
Robert W. Azelby	58	Former President and CEO, Eliem Therapeutics, Inc.	2024
Michelle M. Brennan	61	Former Value Creation Leader, Johnson & Johnson	2022
Sheri H. Edison	69	Former EVP and General Counsel, Amcor plc	2020
David C. Evans	63	Former EVP and CFO, The Scotts Miracle-Gro Company	2020
Patricia A. Hemingway Hall	73	Former President and CEO, Health Care Service Corporation	2013
Jason M. Hollar	53	CEO, Cardinal Health, Inc.	2022
Akhil Johri	65	Operating Advisor to CD&R; Former EVP and CFO, United Technologies Corporation	2018
Nancy Killefer	72	Former Senior Partner, Public Sector Practice, McKinsey & Company, Inc.	2015
Christine A. Mundkur	57	Former CEO, Impopharma Inc.	2022
Robert W. Musslewhite	56	Former CEO, Definitive Healthcare Corp.	2025
Sudhakar Ramakrishna	58	President and CEO, SolarWinds Corporation(1)	2025

Key:	Chair of the Board
	Chair	A: Audit	H: Human Resources and Compensation
	Member	G: Governance and Sustainability	R: Risk Oversight
Skills and Experience

Board Leadership	11/11

Financial Expertise	10/11

Healthcare Expertise	9/11

Operations Experience	7/11

Regulatory/Legal/Public Policy Experience	7/11

International Experience	7/11

Information Technology/Cybersecurity/AI Experience	8/11

A description of these skills can be found on page 13.
(1)Mr. Ramakrishna's role with SolarWinds Corporation will conclude effective September 30, 2026. Effective October 5, 2026, he will become the President and CEO of CDK Global.

8	CARDINAL HEALTH 2026 Proxy Statement

PROXY SUMMARY
Governance and Board Highlights
Governance and Board Highlights

Active Independent Oversight	Commitment to Continuous Improvement	Strong Corporate Governance Practices

•Board-selected independent, non-executive Chair with robust duties. See pages 20 and 21.
•All members of the four standing committees of the Board are independent.
•Our independent directors meet in executive session on a regular basis during Board and committee meetings without our CEO or other members of management present.
•Our Board and committees regularly exercise oversight of the company’s strategy, operations, and risks. See pages 30 through 34.
•Our Governance and Sustainability Committee proactively evaluates Board composition to preserve independence and ensure alignment with the company’s evolving long-term strategic objectives.
•Our Board periodically rotates committee chairs and assignments to reinforce independent oversight, promote fresh perspectives, leverage diverse leadership styles and experiences, and support succession planning.

•Our Board and committees conduct comprehensive and multifaceted self-evaluations. See pages 28 and 29.
•Through a formal annual evaluation process, which is facilitated by an experienced third party, the Board assesses its effectiveness and generates an action plan based on feedback from directors and management.
•In addition to the formal self-evaluation process, directors are provided with opportunities throughout the year to give input on Board and committee practices and processes, desired agenda topics, and resources.
•Our Board periodically completes performance evaluations of individual directors.
•Our Board seeks and receives shareholder input on governance practices, executive compensation, sustainability, and other topics through extensive outreach and engagement that includes participation of independent directors. See pages 35 and 36.
•Directors participate in ongoing education and training to deepen their understanding of the company’s strategy, industry, and evolving risk landscape. See page 23.

•Our Governance and Sustainability Committee completes an annual review of director commitments and our Corporate Governance Guidelines limit a director’s service on boards. See pages 23 and 24.
•Our Board has a thoughtful and deliberate refreshment and succession planning strategy designed to maintain a balanced mix of tenures and a broad range of perspectives, experiences, and skillsets. See page 22.
•Our Board has a mandatory director retirement age of 75. See page 22.
•New directors receive a comprehensive orientation to support their effective integration into the Board. See page 23.
•Our governing documents provide for majority voting in uncontested director elections. See page 81.
•Our Board maintains a robust risk oversight framework, including focused oversight of the company’s ERM program and emerging risks by the Risk Oversight Committee. See page 55.
•Our Human Resources and Compensation Committee oversees the management succession planning process for our CEO and other senior executives. See page 34.

CARDINAL HEALTH 2026 Proxy Statement	9

PROXY SUMMARY
Shareholder Engagement
Shareholder Engagement
We continued our active shareholder engagement program in fiscal 2026, with our independent Board Chair and members of management engaging with shareholders representing 26% of our outstanding shares.

Key Governance Related
Topics Discussed
•Board leadership, composition, and succession planning
•Board effectiveness and governance enhancements
•Board oversight of strategy and key risks
•Executive compensation

53%
Total Contacted(1)
25%
Total Engaged(1)
20%
Director Engaged(1)
(1)Represents percentage of outstanding shares as of June 30, 2026.
For more information on our approach to shareholder engagement and our fiscal 2026 governance engagement efforts, see pages 35 and 36. For more information on our shareholder engagement efforts with respect to executive compensation, see page 42 of the Compensation Discussion and Analysis (“CD&A”).
Virtual Annual Meeting

TIME AND DATE Thursday, November 12, 2026 8:00 a.m. Eastern Time	PLACE Virtual Meeting www.virtualshareholdermeeting.com/CAH2026	RECORD DATE September 14, 2026

This year’s Annual Meeting will be conducted virtually. You will be able to participate in the virtual Annual Meeting online, vote your shares electronically, and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/CAH2026 and entering the 16-digit control number included in the notice of internet availability of proxy materials, voting instruction form, or proxy card that was sent to you with this proxy statement.
If you do not have a 16-digit control number, you may still attend the meeting as a guest in listen-only mode. To attend as a guest, please visit www.virtualshareholdermeeting.com/CAH2026 and enter the information requested on the screen to register as a guest. Note that you will not have the ability to vote or ask questions during the meeting if you participate as a guest.
For further information on how to attend and participate in the virtual Annual Meeting, please see “Other Matters” beginning on page 79 in this proxy statement.

10	CARDINAL HEALTH 2026 Proxy Statement

PROXY SUMMARY
Roadmap to Voting Matters
Roadmap to Voting Matters
Shareholders will be asked to vote on the following proposals at the Annual Meeting:

Proposal	Board Recommendation	Page Reference
PROPOSAL 1: to elect the 11 director nominees named in this proxy statement	FOR each director nominee	12
PROPOSAL 2: to approve, on a non-binding advisory basis, the compensation of our named executive officers	FOR	40
PROPOSAL 3: to ratify the appointment of Ernst & Young LLP as our independent auditor for the fiscal year ending June 30, 2027	FOR	75
How to Vote in Advance of the Annual Meeting
You can vote in advance of the Annual Meeting by any of the means set forth below. Internet or telephone voting is available until Wednesday, November 11, 2026 at 11:59 p.m. Eastern Time.

INTERNET Visit 24/7 www.proxyvote.com	TELEPHONE Call the toll-free number 1-800-690-6903 within the United States, U.S. territories, or Canada and follow the instructions provided by the recorded message	MAIL Mark, sign, and date your proxy card and return it by mail in the enclosed postage-paid envelope

If your shares are held beneficially in the name of a bank, broker, or other holder of record (sometimes referred to as holding shares “in street name”), you will receive instructions from the holder of record that you must follow in order for your shares to be voted.
Forward-Looking and Cautionary Statements
Certain statements in this proxy statement may be considered “forward-looking” statements within the meaning of the applicable securities laws. Forward-looking statements include those preceded by, followed by, or that include the words “will,” “may,” “could,” “would,” “should,” “believes,” “expects,” “forecasts,” “anticipates,” “plans,” “estimates,” “targets,” “projects,” “intends,” “continues,” “likely,” or similar expressions. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, the factors that can be found in our news releases and our filings with the U.S. Securities and Exchange Commission (“SEC”), including our Annual Report on Form 10-K for fiscal 2026. Any forward-looking statement speaks only as of the date on which it is made. We do not undertake or assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. The information on our website is not incorporated by reference into, and does not form any part of, this proxy statement.

CARDINAL HEALTH 2026 Proxy Statement	11

CORPORATE GOVERNANCE
PROPOSAL 1 — Election of Directors
We are seeking your support for the election of 11 candidates to serve until the next annual meeting of shareholders and until their successor is elected and qualified or until their earlier resignation, removal from office, or death. Each of the nominees is a current director elected at last year’s annual meeting of shareholders.
Each director nominee agreed to be named in this proxy statement and to serve if elected. If, due to death or other unexpected occurrence, one or more of the director nominees is not available for election, proxies will be voted for the election of any substitute nominee the Board selects.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES LISTED ON PAGES 14 THROUGH 19.
Board Membership Criteria: What We Look For
The Governance and Sustainability Committee reviews the composition of the Board as a whole periodically and assesses the attributes most relevant to the company’s business, strategy, operations, and risks, considering both current and future strategic goals and the long-term interest of shareholders. Criteria for identifying and evaluating director candidates, which are provided in our Corporate Governance Guidelines, include, among other things:
•business experience, qualifications, attributes, and skills, such as relevant industry knowledge (including healthcare, supply chain, and logistics) and experience in operations, information technology and cybersecurity, accounting and finance, strategic planning, and international markets;
•leadership experience, including Board and executive leadership, such as a CEO, CFO, or other senior executive, or leader of a significant business operation or function;
•independence;
•sound judgment and integrity;
•ability to commit sufficient time and attention to the activities of the Board; and
•absence of conflicts with our interests.

12	CARDINAL HEALTH 2026 Proxy Statement

CORPORATE GOVERNANCE
Our Director Nominees
Our Director Nominees
The Board is committed to maintaining a balanced and effective composition that supports oversight of the company’s business, strategy, and risks.
Director Nominee Skills and Experience
The table below identifies key competencies, describes their relevance to our business, strategy, and operations, and includes which directors possess each attribute.

Experience(1)

Board leadership as a board chair, lead director, or committee chair equips directors to lead our Board and its committees	11
Financial expertise as a finance executive or CEO brings valuable experience to the Board and our management team	10
Healthcare expertise as a leader of a healthcare company or a consulting firm with a healthcare practice provides industry experience	9
Operations experience increases the Board’s understanding of our supply chain and distribution and manufacturing operations	7
Regulatory/legal/public policy experience helps the Board assess and respond to an evolving business and healthcare regulatory environment	7
International experience brings critical insights into the opportunities and risks of our international businesses	7
Information technology/cybersecurity/AI experience contributes to the Board’s understanding of the information technology aspects of our business as well as cybersecurity and artificial intelligence (“AI”) oversight	8
(1)A “” in the chart indicates a specific area of focus or expertise that is particularly relevant to a director’s service on the Board. The lack of a “” does not mean that a director does not also possess meaningful experience or skill in that area.
Director Nominee Demographics

Independence	Tenure	Age	Gender/Racial/Ethnic Composition
\

	27% of director nominees joined the Board within the last 3 years		45% women	27% racially/ethnically diverse

CARDINAL HEALTH 2026 Proxy Statement	13

CORPORATE GOVERNANCE
Our Director Nominees
Director Nominee Biographies
The biography of each director nominee is set forth below and includes information regarding the individual’s service as a director, professional background, current and past public company directorships held within the last five years, and the qualifications, attributes, and skills that led the Governance and Sustainability Committee and the Board to conclude that the nominee is well qualified to serve as a director.

Robert W. Azelby

Former President and CEO of Eliem Therapeutics, Inc.
Independent Director Age: 58 Director since: 2024	Board Committees: Audit Human Resources and Compensation	Skills and Experience: Board Leadership Financial Expertise Healthcare Expertise Operations Experience Regulatory/Legal/Public Policy Experience International Experience

DIRECTOR QUALIFICATIONS:
Mr. Azelby brings extensive executive leadership experience in the biopharmaceutical, oncology, and specialty pharmaceutical sectors, with particular expertise in commercial execution, manufacturing operations, and regulatory environments. His background enhances the Board’s perspective on industry dynamics, growth strategy, and risk oversight in highly regulated markets. Mr. Azelby also contributes significant public company board experience, offering insights into financial oversight, compensation practices, and governance matters through his service on the boards of Tango Therapeutics, where he serves as chairman of the board and on the Compensation and Nominating and Corporate Governance Committees, ADC Therapeutics, where he serves on the Audit and Compensation Committees, and Autolus Therapeutics, where he serves on the Audit and Nominating and Governance Committees.

PROFESSIONAL EXPERIENCE:
•President and CEO of Eliem Therapeutics, Inc., a biotechnology company focused on neuronal excitability disorders (2020 – 2023)
•President and CEO of Alder BioPharmaceuticals, Inc., a clinical-stage biopharmaceutical company focused on prevention of chronic migraines (2018 – 2019)
•Executive Vice President and Chief Commercial Officer of Juno Therapeutics, Inc., a biopharmaceutical company (2015 – 2018)
•Held various senior roles at Amgen Inc., a multinational biopharmaceutical company (2000 – 2015)

OTHER PUBLIC COMPANY DIRECTORSHIPS:
Current: ADC Therapeutics SA (since 2023), Autolus Therapeutics plc (since 2024), Tango Therapeutics, Inc. (since June 2026)
Past: Terns Pharmaceuticals, Inc. (February 2025 - May 2026), Chinook Therapeutics, Inc. (2023), Eliem Therapeutics, Inc. (2020 – 2023), Clovis Oncology, Inc. (2018 – 2023)

Michelle M. Brennan

Former Value Creation Leader at Johnson & Johnson
Independent Director Age: 61 Director since: 2022	Board Committees: Governance and Sustainability (Chair) Human Resources and Compensation	Skills and Experience: Board Leadership Financial Expertise Healthcare Expertise Operations Experience Regulatory/Legal/Public Policy Experience International Experience

DIRECTOR QUALIFICATIONS:
Ms. Brennan brings extensive executive leadership experience from a distinguished career in senior management roles at Johnson & Johnson (“J&J”), with deep expertise in healthcare, regulatory compliance, manufacturing operations, product quality, strategic planning, finance, and global markets. Her prior board service, including as chair of the board of Masimo, where she also chaired the Nominating, Compliance and Corporate Governance Committee, and as director of Coupa Software, where she chaired the Nominating and Corporate Governance Committee and served on the Audit Committee, enhances the Board’s oversight of healthcare operations, quality systems, global execution, corporate governance, and human capital management matters.

PROFESSIONAL EXPERIENCE:
•Interim CEO of Masimo Corporation, a global medical technology company (September 2024 – February 2025)
•Global Value Creation Leader at J&J, a researcher, developer, and manufacturer in the healthcare and consumer packaged goods fields (2019 – 2020)
•Company Group Chair of Medical Devices at J&J in Europe, the Middle East, and Africa (“EMEA”) (2015 – 2018)
•President of Enterprise Standards & Productivity at J&J (2014 – 2015)
•Worldwide President of Ethicon Energy at J&J (2012 – 2014)
•Regional President of Ethicon Endo Surgery for EMEA, the Mediterranean, and Iberia, at J&J (2010 – 2012)
•Worldwide Vice President of Business Development & Strategy for Ethicon Endo Surgery at J&J (2007 – 2009)

OTHER PUBLIC COMPANY DIRECTORSHIPS: Past: Masimo Corporation (2023 - June 2026), Coupa Software Incorporated (2020 – 2023)

14	CARDINAL HEALTH 2026 Proxy Statement

CORPORATE GOVERNANCE
Our Director Nominees

Sheri H. Edison

Former Executive Vice President and General Counsel of Amcor plc
Independent Director Age: 69 Director since: 2020	Board Committees: Governance and Sustainability Risk Oversight (Chair)	Skills and Experience: Board Leadership Healthcare Expertise Operations Experience Regulatory/Legal/Public Policy Experience International Experience Information Technology/Cybersecurity/AI Experience

DIRECTOR QUALIFICATIONS:
Ms. Edison brings to the Board extensive executive leadership experience, having served as General Counsel and in other senior functional roles at publicly traded manufacturing companies across the medical device and packaging industries. Her background provides the Board with a blend of strategic and operational experience in key areas, including healthcare, legal and regulatory compliance, enterprise risk management, information technology, corporate governance, strategic planning, and international operations. In addition to her corporate leadership roles, Ms. Edison has prior experience in private legal practice and broad-based business acumen, which enhance her ability to navigate complex commercial, legal, and regulatory environments. Ms. Edison also contributes valuable insights gained through her service on the board of directors of Union Pacific, where she chairs the Corporate Governance, Nominating, and Sustainability Committee and serves on the Compensation and Talent Committee.

PROFESSIONAL EXPERIENCE:
•Executive Vice President and General Counsel of Amcor plc, a global packaging company (2019 – 2021)
•Senior Vice President, Chief Legal Officer, and Secretary of Bemis Company, Inc., a global packaging company (from 2017 until Bemis was acquired by Amcor in 2019)
•Vice President, General Counsel, and Secretary of Bemis (2010 – 2016)
•Senior Vice President and Chief Administrative Officer of Hill-Rom Holdings Inc., a global medical device company (2007 – 2010)
•Vice President, General Counsel, and Secretary of Hill-Rom Holdings Inc. (2004 –2007)
•Began career in private legal practice

OTHER PUBLIC COMPANY DIRECTORSHIPS: Current: Union Pacific Corporation (since 2021)

David C. Evans

Former Executive Vice President and CFO of The Scotts Miracle-Gro Company
Independent Director Age: 63 Director since: 2020	Board Committees: Audit (Chair) Human Resources and Compensation	Skills and Experience: Board Leadership Financial Expertise Healthcare Expertise Information Technology/Cybersecurity/AI Experience

DIRECTOR QUALIFICATIONS:
Mr. Evans brings over 25 years of financial leadership experience, having served as CFO at both Scotts Miracle-Gro and Battelle. His extensive background encompasses finance and accounting, investor relations, capital markets, corporate strategy, tax, and information technology. Mr. Evans offers deep expertise in financial reporting and internal controls and has a strong understanding of capital deployment and financial operations within a publicly traded company. In addition to his executive experience, Mr. Evans served in an interim leadership role at Cardinal Health, further enhancing his industry knowledge and company-specific insights. He currently serves on the board of directors of Scotts Miracle-Gro, where he chairs the Audit Committee, bringing valuable governance and oversight perspectives from these roles.

PROFESSIONAL EXPERIENCE:
•Interim CFO of The Scotts Miracle-Gro Company, a consumer lawn and garden products company (August 2022 – December 2022)
•Interim CFO of Cardinal Health (September 2019 – May 2020)
•Executive Vice President and CFO of Battelle Memorial Institute, a private research and development organization (2013 – 2018)
•Executive Vice President, Strategy and Business Development of Scotts Miracle-Gro Company (2011 – 2013)
•Executive Vice President and CFO of The Scotts Miracle-Gro Company (2006 – 2013)

OTHER PUBLIC COMPANY DIRECTORSHIPS: Current: The Scotts Miracle-Gro Company (since 2018)

CARDINAL HEALTH 2026 Proxy Statement	15

CORPORATE GOVERNANCE
Our Director Nominees

Patricia A. Hemingway Hall

Former President and CEO of Health Care Service Corporation
Independent Director Age: 73 Director since: 2013	Board Committees: Governance and Sustainability	Skills and Experience: Board Leadership Financial Expertise Healthcare Expertise Regulatory/Legal/Public Policy Experience Information Technology/Cybersecurity/AI Experience

DIRECTOR QUALIFICATIONS:
Ms. Hemingway Hall has served as Chair of the Board since March 2026. She is the retired President and CEO of Health Care Service Corporation (“HCSC”), the largest mutual health insurer in the United States and operator of Blue Cross and Blue Shield Plans across multiple states. With a career that began in nursing, she brings to the Board deep expertise in healthcare delivery, insurance, and policy. Her leadership at HCSC brings to the Board valuable insights into healthcare payment models, regulatory frameworks, and industry transformation. Over the course of her career, she developed significant experience in healthcare reform, regulatory compliance, government relations, finance, information technology, and human capital management. Ms. Hemingway Hall also contributes perspectives from her prior service on the boards of ManpowerGroup, where she served on the Governance and Sustainability and Audit Committees, and Halliburton.
PROFESSIONAL EXPERIENCE: •President and CEO of HCSC (2008 – 2016) •President and Chief Operating Officer of HCSC (2007 – 2008) •Executive Vice President of Internal Operations of HCSC (2006 – 2007)
OTHER PUBLIC COMPANY DIRECTORSHIPS: Past: ManpowerGroup, Inc. (2011 – 2025), Halliburton Company (2019 – 2022)

Jason M. Hollar

CEO of Cardinal Health, Inc.
Age: 53 Director since: 2022	Skills and Experience: Board Leadership Financial Expertise Healthcare Expertise Operations Experience International Experience Information Technology/Cybersecurity/AI Experience

DIRECTOR QUALIFICATIONS:
Mr. Hollar has served as CEO of Cardinal Health since September 2022, following his tenure as CFO from May 2020 to August 2022. His deep understanding of the company’s operations, strategy, and stakeholders, including its customers, suppliers, employees, and shareholders, provides the Board with unique and valuable insight into the business and industry landscape. Mr. Hollar brings extensive leadership experience in executive, financial, and operational management across five public companies, including serving as CFO at three of them. His expertise spans financial strategy, capital deployment, tax, investor relations, accounting, and financial reporting. He also has significant experience in capital markets, mergers and acquisitions, international operations, and information technology as well as corporate governance, human capital management, and regulatory compliance. During his time at Cardinal Health, Mr. Hollar has played a key role in prioritizing investments in growth areas, strengthening the company’s balance sheet, and returning capital to shareholders. In addition to his role at Cardinal Health, he serves on the board of directors of DaVita Inc., where he chairs the Audit Committee, further contributing financial oversight and governance expertise to our Board.

PROFESSIONAL EXPERIENCE:
•CEO of Cardinal Health (since 2022)
•CFO of Cardinal Health (2020 – 2022)
•Executive Vice President and CFO of Tenneco Inc., a global automotive products and services company (2018 – 2020)
•Senior Vice President Finance at Tenneco Inc. (2017 – 2018)
•CFO of Sears Holding Corporation, a holding company for large consumer retailers across the United States (2016 – 2017) (Sears filed for Chapter 11 bankruptcy in October 2018)
•Also served as Corporate Controller for Delphi Automotive and Vice President of Finance for the powertrain systems division, which included oversight of the Europe, Middle East, and Africa regions
•Earlier in his career, held finance positions of increasing responsibility in Navistar’s engine group, South American operations, and corporate financial planning and analysis

OTHER PUBLIC COMPANY DIRECTORSHIPS: Current: DaVita Inc. (since 2022)

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CORPORATE GOVERNANCE
Our Director Nominees

Akhil Johri

Operating Advisor to CD&R; former Executive Vice President and CFO of United Technologies Corporation
Independent Director Age: 65 Director since: 2018	Board Committees: Audit Governance and Sustainability	Skills and Experience: Board Leadership Financial Expertise International Experience Information Technology/Cybersecurity/AI Experience

DIRECTOR QUALIFICATIONS:
Mr. Johri brings over 25 years of financial leadership experience from his tenure at United Technologies Corporation (“UTC”) and Pall Corporation. He offers the Board deep expertise in global finance and accounting, investor relations, capital markets, mergers and acquisitions, tax, information technology, and international operations. His background also includes extensive experience in financial reporting and internal controls. Through his senior leadership roles at UTC, Mr. Johri developed a strong understanding of the financial management and capital deployment strategies essential to publicly traded multinational corporations. In addition, his service on the board of directors of Boeing, where he chairs the Finance Committee and serves on the Audit Committee, gives him valuable governance experience and further enhances the Board’s financial oversight capabilities.

PROFESSIONAL EXPERIENCE:
•Operating Advisor to CD&R, a global private equity manager (since 2021)
•Executive Vice President and CFO of UTC, a provider of high technology products and services to the building systems and aerospace industries (2015 – 2019)
•CFO and Chief Accounting Officer of Pall Corporation, a global supplier of filtration, separations, and purifications products (2013 – 2014)
•Vice President of Finance and CFO of UTC Propulsion & Aerospace Systems, which included Pratt & Whitney and UTC Aerospace Systems (2011 – 2013)
•Earlier in his career, led investor relations and held senior financial roles with global business units at UTC

OTHER PUBLIC COMPANY DIRECTORSHIPS: Current: The Boeing Company (since 2020)

Nancy Killefer

Former Senior Partner, Public Sector Practice of McKinsey & Company, Inc.
Independent Director Age: 72 Director since: 2015	Board Committees: Governance and Sustainability Human Resources and Compensation	Skills and Experience: Board Leadership Financial Expertise Healthcare Expertise Regulatory/Legal/Public Policy Experience Information Technology/Cybersecurity/AI Experience

DIRECTOR QUALIFICATIONS:
Ms. Killefer brings over 30 years of strategic leadership experience across public and private sectors, including advising healthcare and consumer-focused organizations at McKinsey and serving as CFO and COO of a U.S. government agency. She offers the Board deep expertise in healthcare strategy, public policy and government affairs, financial oversight, and corporate governance. Ms. Killefer also contributes significant public company governance experience through her current service on the boards of Certara, where she chairs the Compensation Committee and serves on the Nominating and Corporate Governance Committee, and Meta Platforms, where she chairs the Audit and Privacy Committee. Her combined experience supports her service on the Board’s Human Resources and Compensation Committee and Governance and Sustainability Committee, where she contributes valuable perspectives on regulatory and policy developments, risk management, human capital management and corporate governance matters.

PROFESSIONAL EXPERIENCE:
•Senior Partner of McKinsey & Company, Inc., a global management consulting firm (1992 – 2013)
•Founder and Managing Partner of McKinsey’s Public Sector Practice (2007 – 2013)
•Held several key leadership roles at McKinsey, including serving as a member of the firm’s governing board
•Assistant Secretary for Management, CFO, and Chief Operating Officer for the U.S. Department of Treasury (1997 – 2000)

OTHER PUBLIC COMPANY DIRECTORSHIPS: Current: Certara, Inc. (since 2021), Meta Platforms, Inc. (since 2020) Past: Natura & Co Holding S.A. (2020 – 2023)

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CORPORATE GOVERNANCE
Our Director Nominees

Christine A. Mundkur

Former CEO of Impopharma Inc.
Independent Director Age: 57 Director since: 2022	Board Committees: Audit Risk Oversight	Skills and Experience: Board Leadership Financial Expertise Healthcare Expertise Operations Experience Regulatory/Legal/Public Policy Experience International Experience

DIRECTOR QUALIFICATIONS:
Ms. Mundkur brings over 20 years of pharmaceutical industry leadership spanning legal, quality and regulatory compliance, manufacturing and commercial operations, and strategic consulting. As the former CEO of Impopharma and Barr Laboratories, she offers deep expertise in pharmaceutical market dynamics, product quality, regulatory strategy, supply continuity, operational excellence, and global markets, supporting the Board’s oversight in these critical areas. Ms. Mundkur’s public company board experience further enhances her contributions, including her current service on the board of MannKind, where she serves on the Audit and the Nominating and Corporate Governance Committees. Her combined operational, regulatory, and governance experience provides the Board with a well rounded perspective on complex regulatory and commercial challenges.

PROFESSIONAL EXPERIENCE:
•CEO and non-voting Chair of the Board of Directors at Impopharma Inc., a generic pharmaceutical inhalation development company (2013 – 2017)
•President of CM Strategic Advisors, consulting on global pharmaceutical business strategies (2011 – 2013)
•President and CEO of the U.S. Division and Head of Commercial Operations for North America for Sandoz, Inc., a division of the Novartis Group and a global generic and biosimilar pharmaceutical business (2009 – 2010)
•CEO of Barr Laboratories, Inc., a subsidiary of Barr Pharmaceuticals, Inc. (2008)
•Associate Counsel at Barr Pharmaceuticals and held several positions of increasing responsibility in the company’s quality and regulatory departments (1993 – 2008)

OTHER PUBLIC COMPANY DIRECTORSHIPS: Current: MannKind Corporation (since 2018) Past: Lupin Limited (2019 – 2022)

Robert W. Musslewhite

Former CEO of Definitive Healthcare Corp.
Independent Director Age: 56 Director since: 2025	Board Committees: Human Resources and Compensation (Chair) Risk Oversight	Skills and Experience: Board Leadership Financial Expertise Healthcare Expertise Operations Experience Regulatory/Legal/Public Policy Experience Information Technology/Cybersecurity/AI Experience

DIRECTOR QUALIFICATIONS:
Mr. Musslewhite brings over two decades of executive leadership experience across healthcare technology, data analytics, and strategic consulting. His CEO experience at Definitive Healthcare, UnitedHealth Group’s OptumInsight business, and The Advisory Board Company provides the Board with perspective on healthcare innovation, data-driven strategy, product scaling, operational execution, public company governance, and regulated healthcare markets. He also contributes valuable public company board experience through his service on the board of directors of CoStar Group, where he serves as Chair of the Compensation Committee and previously served on the former Capital Allocation Committee. His combined executive and board leadership experience supports his service as Chair of the Board's Human Resources and Compensation Committee, where he provides valuable oversight of executive compensation, talent and succession planning, human capital management, and performance-driven value creation.

PROFESSIONAL EXPERIENCE:
•CEO of Definitive Healthcare Corp., a provider of healthcare commercial intelligence (2022 – 2024)
•CEO of OptumInsight, Optum360, and Optum Analytics, healthcare technology divisions of UnitedHealth Group Incorporated (2017 – 2021)
•CEO and Chairman of the Board of The Advisory Board Company, a healthcare consulting company (2008 – 2017)
•Associate Principal at McKinsey & Company prior to joining The Advisory Board Company

OTHER PUBLIC COMPANY DIRECTORSHIPS: Current: CoStar Group, Inc. (since 2020) Past: Definitive Healthcare Corp. (2021 – 2024)

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CORPORATE GOVERNANCE
Our Director Nominees

Sudhakar Ramakrishna

President and CEO of SolarWinds Corporation (through September 30, 2026); incoming President and CEO of CDK Global (effective October 5, 2026)
Independent Director Age: 58 Director since: 2025	Board Committees: Audit Risk Oversight	Skills and Experience: Board Leadership Financial Expertise Operations Experience International Experience Information Technology/Cybersecurity/AI Experience

DIRECTOR QUALIFICATIONS:
Mr. Ramakrishna brings over 25 years of technology leadership experience, with deep expertise in cybersecurity, enterprise software, IT infrastructure, cloud, networking, mobile platforms, artificial intelligence, and global IT operations. As CEO of SolarWinds, he led significant technology, business model, and cybersecurity transformations, and his prior leadership roles at Pulse Secure, Citrix Systems, Polycom, Motorola, and 3COM demonstrate experience in infrastructure modernization, systems integration, and operational resilience. He also contributes meaningful public company governance experience through his service on the board of Five9, Inc., where he serves as chairman of the board and as a member of the Technology and AI Committee and Nominating and Governance Committee. His combined executive and board leadership experience strengthens the Board's oversight of cybersecurity resilience, technology-enabled operations, artificial intelligence strategy and governance, digital transformation, mergers and acquisitions, enterprise risk management, human capital management, and regulatory compliance.

PROFESSIONAL EXPERIENCE:
•President and CEO of CDK Global, an automotive retail software provider (beginning effective October 5, 2026)
•President and CEO of SolarWinds Corporation, a software development company (2021 – September 30, 2026)
•CEO of Pulse Secure, LLC, a security software company (2015 – 2020)
•Senior Vice President of Products and Senior Vice President and General Management of Enterprise and Service Providers of Citrix Systems, Inc., a cloud computing and virtualization technology company (2013 – 2015)
•Held other senior leadership roles at Motorola, Inc., Stoke, Inc., 3COM Corporation and U.S. Robotics

OTHER PUBLIC COMPANY DIRECTORSHIPS:
Current: Five9, Inc. (since 2025)
Past: SolarWinds Corporation (2021 – April 2025 when the company went private), Enterprise 4.0 Technology Acquisition Corp. (2021 – 2023), SailPoint Technologies Holdings, Inc. (2021 – 2022)

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CORPORATE GOVERNANCE
Our Board’s Composition and Structure
Our Board’s Composition and Structure

	PATRICIA A. HEMINGWAY HALL Chair of the Board		JASON M. HOLLAR CEO

DAVID C. EVANS Audit Committee Chair	MICHELLE M. BRENNAN Governance and Sustainability Committee Chair	ROBERT W. MUSSLEWHITE Human Resources and Compensation Committee Chair	SHERI H. EDISON Risk Oversight Committee Chair

Our Board Leadership Structure
Consistent with the Board's longstanding leadership structure, the company maintains an independent, non-executive Chair of the Board, a separate CEO, and independent committee chairs. The Board believes this structure provides an effective balance of independent oversight, accountability, and operational and strategic insight, and serves the best interests of the company and its shareholders.
Our Corporate Governance Guidelines provide that, whenever possible, the Chair of the Board shall be an independent director. If the chair is not independent, the independent directors will elect an independent Lead Director. These guidelines provide the Board the flexibility to adopt the leadership structure that best serves the interests of the company and its shareholders, considering the company’s evolving needs and circumstances.
The Governance and Sustainability Committee regularly reviews Board leadership succession planning, including succession plans for the Chair and committee chairs, and makes recommendations to the Board as appropriate. Following Gregory Kenny's retirement in March 2026 after more than 18 years of service on the Board, including 7 years serving as Chair, the Board appointed Ms. Hemingway Hall as Chair of the Board.
In appointing Ms. Hemingway Hall, the Board considered a variety of factors, including her experience as a director, demonstrated leadership on the Board, knowledge of the company's business and strategy, and ability to effectively lead the Board in support of the company's long-term strategy and value creation. The Board believes this transition provides continuity in leadership while supporting effective independent oversight and collaboration between the Board and management.
Chair Responsibilities
As Chair of the Board, Ms. Hemingway Hall’s responsibilities include:
•maintaining ongoing engagement with the CEO through regular one-on-one meetings and informal check-ins outside of formal Board meetings;
•acting as a liaison between Board and management;
•calling meetings of the Board and independent directors;
•setting the agenda for Board meetings in consultation with the other directors, the CEO, and the Corporate Secretary;
•reviewing Board meeting schedules to ensure that there is sufficient time for discussion of all agenda items;
•reviewing Board meeting materials before circulation and providing guidance to management on meeting presentations;
•chairing Board meetings, including the executive sessions of the independent directors;
•participating in the annual CEO performance evaluation and, in coordination with the Human Resources and Compensation Committee Chair, participating in the CEO succession planning process;
•consulting with the Governance and Sustainability Committee Chair on the Board’s annual self-evaluation process;

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CORPORATE GOVERNANCE
Our Board’s Composition and Structure
•as a member of the Governance and Sustainability Committee, evaluating potential director candidates, assisting with director recruitment, recommending committee chairs and membership, and recommending updates to the company’s Corporate Governance Guidelines; and
•engaging in governance-related discussions with institutional investors.
Identifying and Onboarding Directors
The Governance and Sustainability Committee is responsible for identifying, evaluating, and recommending director candidates to the Board. The Board, in turn, selects nominees for election based on the Governance and Sustainability Committee’s recommendations.
As part of this process, the Governance and Sustainability Committee regularly assesses the Board’s composition and, when appropriate, engages third-party search firms to assist in identifying and evaluating potential director candidates. While the specific process for identifying director candidates may vary depending on the company’s evolving needs and circumstances, our general approach is as follows:

1
Assess
The Governance and Sustainability Committee regularly assesses the Board’s composition. Taking a forward-looking view of potential departures, retirements, and leadership transitions, the Committee maintains a multi-year timeline for anticipated refreshment needs and emergency succession plans to ensure the Board sustains the optimal mix of expertise. As part of this process, the Committee evaluates the mix of individual directors on our Board to:
•evaluate the overall Board composition; and
•develop criteria for potential candidates that are complementary and additive to the existing Board composition.
In developing these criteria, the Governance and Sustainability Committee considers, among other things:
•our evolving strategic priorities and significant risks;
•our directors’ experiences, skillsets, personal characteristics, occupational backgrounds, and tenures; and
•desired attributes and qualifications our Board identifies, including through its annual self-evaluation process.
The Governance and Sustainability Committee also periodically reviews the Board’s leadership structure and recommends changes as appropriate, including the thoughtful rotation of directors among committees.

2
Identify The Governance and Sustainability Committee typically retains a third-party search firm to identify potential candidates using the factors and criteria identified during the assessment phase.

3
Evaluate
Once a potential candidate is identified, members of the Governance and Sustainability Committee review the candidate’s:
•background and skills, including how the candidate would support the Board’s oversight of our strategy, performance, culture, and risks;
•independence and potential conflicts of interest; and
•ability to devote sufficient time.
Promising candidates interview with the Governance and Sustainability Committee, our Chair, our CEO, other directors, and members of management.

4
Recommend
Following the Governance and Sustainability Committee’s thorough review process, the Committee recommends a candidate to the Board, which, based on this recommendation, elects the individual as a new director.

CARDINAL HEALTH 2026 Proxy Statement	21

CORPORATE GOVERNANCE
Our Board’s Composition and Structure
Disciplined Board Refreshment and Succession Planning

Refreshment and Succession Planning Over a Multi-Year Period (since January 2023)	Skills and Experiences of Newly Added Directors
	•Healthcare industry expertise •Regulatory, legal, and public policy experience •Information technology, cybersecurity, and AI expertise	•CEO and Board leadership experience •Public company board experience •Financial acumen and expertise
3 new directors added to the Board 5 directors departed 4 leadership changes

The Board actively manages both its composition and leadership succession. The Board's refreshment and succession planning processes are designed to ensure that it maintains an appropriate mix of skills, experiences, expertise, independence, and tenure to oversee the company's strategy and evolving risk profile and to provide effective long-term oversight. Through these processes, the Board seeks to maintain a composition that reflects both the company's current needs and its future strategic priorities.
The Board believes that a blend of long-tenured and newer directors enhances its ability to provide effective oversight and strategic guidance. Long-tenured directors contribute a comprehensive understanding of the company's operations, culture, and industry, while newer directors contribute fresh perspectives and diverse experiences that help the Board remain agile and responsive to changing business conditions.
To support ongoing refreshment and succession planning, the company maintains a director retirement policy in its Corporate Governance Guidelines. Under this policy, a director generally will not be nominated for re-election after reaching age 75. This policy promotes thoughtful refreshment while preserving flexibility to retain valuable expertise when appropriate.
The Board's succession planning efforts also encompass leadership positions, including the Chair of the Board and committee chairs. Over the past two years, the Board has implemented several leadership transitions, including the appointment of a new independent Chair of the Board and changes in committee leadership, most recently the appointment of Robert W. Musslewhite as Chair of the Human Resources and Compensation Committee. The Board regularly evaluates directors' experience, committee service, and leadership capabilities to identify and prepare directors for future leadership roles, helping to build leadership depth and enabling effective succession planning and smooth leadership transitions. This approach preserves institutional knowledge and continuity of oversight while introducing new leadership perspectives, helping ensure the Board remains well positioned to oversee the company's long-term strategy, risk profile, and value creation objectives.

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CORPORATE GOVERNANCE
Our Board’s Composition and Structure
Director Orientation and Continuing Education
Directors receive a comprehensive orientation to the company shortly after they join the Board and continue to receive ongoing education and training relevant to our business and industry through Board education sessions and opportunities.

New Director Orientation
All new directors typically participate in a comprehensive director orientation program, which includes:
•presentations by senior management on our business; strategy; significant financial matters; information technology matters, including cybersecurity; legal, quality, and regulatory matters; our ethics and compliance program; and our approach to human capital management;
•business reviews by the leaders of our operating segments;
•opportunities to learn about our significant risks, regulatory matters, and corporate governance, including the roles and responsibilities of our directors; and
•briefings on the responsibilities, duties, and activities of the committees on which the director will initially serve.

Continuing Director Education
We provide additional educational opportunities to our Board and its committees internally throughout the year. Training topics are generally identified either through director or executive feedback or in connection with developments relevant to the company, including areas of emerging risk. Ongoing director education may include:
•management presentations on the company’s businesses, services, products, industry trends, regulatory developments, and significant current and emerging risks;
•one-on-one meetings with management outside formal Board meetings;
•presentations by outside experts on various topics; and
•tours of the company’s facilities.

External Director Education
We encourage our directors to attend outside director and other continuing education programs. We make available to directors information on director education programs covering topics such as:
•developments in our industry;
•risk oversight;
•information technology matters, including cybersecurity and AI;
•corporate governance practices;
•relevant regulatory requirements and expectations;
•the macroeconomic environment; and
•other matters relevant to their duties as directors.
In the past year, our directors have attended programs which were sponsored by the National Association of Corporate Directors and Tapestry Networks, among other organizations.

Additional Board Service
The Board expects all directors to dedicate sufficient time and attention to effectively fulfill their responsibilities. To ensure directors can meet these expectations, our Corporate Governance Guidelines include specific limitations on outside board service:
•directors who serve as executive officers of a public company, including Cardinal Health, should not serve on more than one public company board in addition to our Board; and
•other directors should not serve on more than three public company boards in addition to our Board.
In addition, members of the Audit Committee may not serve on the audit committees of more than two other public companies simultaneously, unless the Governance and Sustainability Committee determines that such service would not impair the director’s ability to effectively serve on our Audit Committee.

CARDINAL HEALTH 2026 Proxy Statement	23

CORPORATE GOVERNANCE
Our Board’s Composition and Structure
Our Corporate Governance Guidelines provide that directors should advise the Chair of the Board, the Chair of the Governance and Sustainability Committee, and the Corporate Secretary in advance of accepting an invitation to serve on another board or any appointment to an audit committee, a committee chair position, a lead director position, or a board chair position on any other public company board.
Our Corporate Governance Guidelines include a formalized process in which the Governance and Sustainability Committee conducts an annual review of public company board service and leadership roles and other outside commitments. During this annual review, the Governance and Sustainability Committee may consider all factors it deems to be relevant, including the following:
•meeting attendance;
•whether the director is currently employed or retired from full-time employment;
•the number of other boards on which the director sits and the commitment levels and time demands of such other boards;
•the role of a director on other boards (with consideration given to public company board leadership positions);
•any other outside commitments;
•individual contributions at our Board and committee meetings;
•peer review feedback from directors throughout the year (if any) and the results of the annual Board evaluation; and
•the director’s general engagement, effectiveness, and preparedness.
The Governance and Sustainability Committee conducted a review of director capacity for our 2026 director nominees and affirms that they are compliant with our outside board commitments guidelines.
Director Attendance
The Board held eight meetings during fiscal 2026. Each director attended 75% or more of the meetings of the Board and Board committees on which they served during the fiscal year. Average director attendance across all Board and Board committee meetings exceeded 99%.

32 total Board and committee meetings in 2026	99% overall average attendance at Board and committee meetings

Absent unusual circumstances, each director is expected to attend the annual meeting of shareholders. All then-current directors attended the annual meeting of shareholders last year.
Board Committees
The Board has four standing committees: the Audit Committee; the Governance and Sustainability Committee; the Human Resources and Compensation Committee (the “Compensation Committee”); and the Risk Oversight Committee. Each member of these committees is independent under applicable committee independence rules.
The charter for each of these committees is available on our website at www.cardinalhealth.com under “About Us — Investor Relations — Governance — Committee Composition.” This information also is available in print (free of charge) to any shareholder who requests it from our Investor Relations department.

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CORPORATE GOVERNANCE
Our Board’s Composition and Structure

Audit Committee					Meetings in fiscal 2026: 6

Members:

David C. Evans (Chair)	Robert W. Azelby	Akhil Johri	Christine A. Mundkur	Sudhakar Ramakrishna

The Audit Committee’s primary duties are to:
•oversee the integrity of our financial statements, including reviewing annual and quarterly financial statements and earnings releases and the effectiveness of our internal and disclosure controls;
•appoint the independent auditor and oversee its qualifications, independence, and performance, including pre-approving all services by the independent auditor;
•review our internal audit plan and oversee our internal audit department;
•oversee our compliance with legal and regulatory requirements with respect to audit, accounting, and financial disclosure matters and related internal controls;(1) and
•oversee our major financial risk exposures and our guidelines and policies that govern the process by which risk assessment and management is undertaken.(2)
The Board has determined that each of Messrs. Evans and Johri is an “audit committee financial expert” for purposes of the SEC rules.

(1)The Audit Committee oversees compliance with legal and regulatory requirements in coordination with the Risk Oversight Committee, except that the Audit Committee is solely responsible for compliance with audit, accounting, and financial disclosure matters and related internal controls.
(2)The Audit Committee oversees the guidelines and policies that govern the risk assessment and management process and coordinates with the Risk Oversight Committee regarding oversight of the company’s ERM program.

Governance and Sustainability Committee				Meetings in fiscal 2026: 4

Members:(1)

Michelle M. Brennan (Chair)	Sheri H. Edison	Patricia A. Hemingway Hall	Akhil Johri	Nancy Killefer

The Governance and Sustainability Committee’s primary duties are to:
•identify, review, and recommend candidates for the Board, including recommending criteria to the Board for potential Board candidates and assessing the qualifications, attributes, skills, contributions, time commitments, and independence of directors and director candidates;
•oversee the Board’s succession planning, including for the Board Chair, Lead Director, and any committee chair roles;
•make recommendations to the Board concerning the structure, composition, and functions of the Board and its committees, including Board leadership and leadership structure;
•oversee our sustainability activities, policies, strategy, and reporting and disclosure practices (except to the extent such matters are overseen by another Board committee), and monitor and evaluate environmental, social, and political issues and risks potentially impacting the company;
•oversee our policies and practices regarding political and lobbying activities and expenditures, including an annual review of our political contributions policy, corporate political contributions, lobbying activities, and trade association payments;
•review our Corporate Governance Guidelines and governance practices and recommend changes;
•conduct the annual Board evaluation and oversee the process for the evaluation of each director; and
•review shareholder proposals received by the company and recommend the company’s response to the Board.

(1)Composition as of September 15, 2026.

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CORPORATE GOVERNANCE
Our Board’s Composition and Structure

Human Resources and Compensation Committee				Meetings in fiscal 2026: 7

Members:(1)

Robert W. Musslewhite (Chair)	Robert W. Azelby	Michelle M. Brennan	David C. Evans	Nancy Killefer

The Compensation Committee’s primary duties are to:
•establish relevant performance goals for the CEO, evaluate his performance, and approve compensation for the CEO;
•approve compensation for our other executive officers and oversee their performance evaluations;
•act on behalf of the Board in administering equity and incentive compensation plans and policies, including the terms of our compensation Clawback Policy, and discharge the Committee’s responsibilities under those plans and policies;
•review our non-management directors’ compensation program and recommend changes to the Board;
•oversee the management succession planning process for the CEO and senior executives;
•oversee and advise the Board about human capital management strategies and policies;
•oversee and assess whether risks related to compensation arrangements for employees are reasonably likely to have a material adverse risk on the company; and
•assess the independence of the Committee’s consultant and evaluate its performance.
The CD&A, which begins on page 41, discusses how the Compensation Committee makes compensation-related decisions regarding our named executive officers.

(1)Composition as of September 15, 2026.
Compensation Committee Interlocks and Insider Participation
During fiscal 2026, Ms. Killefer (Chair), Ms. Brennan, Ms. Hemingway Hall, Mr. Kenny, Ms. Mundkur, and Mr. Musslewhite were members of the Compensation Committee. None of the Compensation Committee members is or has been an executive officer or employee of Cardinal Health during fiscal 2026, and none of the members of the Compensation Committee had any relationships requiring disclosure by Cardinal Health under Item 404 of Regulation S-K (“Regulation S-K”) under the Securities Exchange Act of 1934 (the “Exchange Act”) since the beginning of fiscal 2026. None of Cardinal Health’s executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity where an executive officer of such entity served as a director of Cardinal Health or a member of the Compensation Committee during fiscal 2026.

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CORPORATE GOVERNANCE
Our Board’s Composition and Structure

Risk Oversight Committee				Meetings in fiscal 2026: 6

Members:(1)

Sheri H. Edison (Chair)	Christine A. Mundkur	Robert W. Musslewhite	Sudhakar Ramakrishna

The Risk Oversight Committee assists the Board in monitoring and overseeing management of enterprise and operational risks, including risks associated with our technology, ethics and quality programs, as well as legal and regulatory compliance. The Risk Oversight Committee’s primary duties are to:
•oversee the company’s ERM program, including the company’s practices for identifying, assessing, monitoring, and mitigating enterprise and emerging risks;
•oversee our ethics and compliance program;
•oversee our compliance with laws and regulations, including those relating to healthcare fraud and abuse, antitrust, data privacy and security, anti-bribery and anti-corruption, and other areas of significant legal and compliance risk;
•oversee our product quality and safety program, including compliance with laws and regulations related to the manufacture, sourcing, importation, and distribution of medical and pharmaceutical products;
•oversee the company’s cybersecurity and other major information technology risks and monitor emerging technologies, including AI; and
•evaluate the performance of the Chief Legal and Compliance Officer and recommend to the Board the appointment of the Chief Legal and Compliance Officer.
The Risk Oversight Committee coordinates with the Audit Committee in monitoring compliance by the company with legal and regulatory requirements as they relate to the responsibilities of the Audit Committee.

(1)Composition as of September 15, 2026.

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CORPORATE GOVERNANCE
Our Board’s Composition and Structure
Our Board Evaluation Process
Our Board is committed to continuous improvement and effective governance. To support this commitment, the Board and its committees engage in a comprehensive, multi-faceted evaluation process that includes both a formal annual assessment and ongoing feedback throughout the year. These complementary components ensure that feedback is timely, actionable, and aligned with the company’s evolving needs.

Formal Board Evaluation
The formal Board evaluation process is developed and overseen by the Governance and Sustainability Committee and is designed to assess the performance and effectiveness of the Board, its committees, and individual directors. Key elements of the process include:

1
Evaluation Planning
Each year, the Governance and Sustainability Committee reviews and determines the focus areas, scope, and format of the formal self-evaluation. Areas of focus are based on the then-current operating environment, areas of focus from prior self-evaluations, and input from directors. The evaluation process includes an assessment of both Board process and substance, including:
•the Board’s effectiveness, structure, composition, succession, and culture;
•the quality of Board discussions and materials;
•the Board’s performance overseeing business performance, strategy, succession planning, risk management, and other key areas;
•agenda topics for future meetings; and
•Board and committee meeting structure, format, processes, and practices.

2
Conducting the Evaluation
The evaluation is conducted by an experienced outside facilitator and all members of our Board and each of its standing committees participate in the formal evaluation process. Periodically, members of senior management also provide feedback regarding Board and committee effectiveness.
The outside facilitator interviews each director individually to obtain anonymous feedback. When senior management participates in the evaluation process, the outside facilitator interviews members of senior management to gather additional perspectives. Feedback is then aggregated and summarized by the outside facilitator.
The Board’s evaluation process periodically includes the outside facilitator confidentially soliciting feedback on directors individually from other directors and members of senior management during the interview process. Following interviews, the outside facilitator discusses the feedback received with each individual director.
As part of the Board's most recent evaluation cycle, members of senior management participated in the interview process and confidential individual director assessments were conducted.

3
Board and Committee Review of Results
The outside facilitator reviews the results first with the Governance and Sustainability Committee and then with the Board.
The Board and each committee discuss the results in executive session without management present.
Results are shared with management, as appropriate, to assist the Board and its committees in making enhancements to address opportunities that are identified.

4
Development of Action Plan
In response to input from the formal evaluation process, an action plan is developed.
Our Chair, committee chairs, and other directors then work with management to take concrete steps to improve practices, processes, and procedures to enhance the Board’s and committees’ effectiveness.
Key actions taken in response to feedback from past Board evaluations and other feedback received are summarized on the following page.

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CORPORATE GOVERNANCE
Our Board’s Composition and Structure

Ongoing Engagement
In addition to the formal evaluation, the Board fosters a culture of continuous engagement. Throughout the year, directors have regular opportunities to provide input directly to the Chair, committee chairs, and management on meeting process enhancements, resources, materials, presentations, and agenda topics for Board and committee meetings and strategic planning sessions.
For example, the Board and each committee meet regularly in executive session without management present, providing a forum for candid discussion. Feedback from these sessions is shared with management, and appropriate follow-up actions are identified and implemented.
This year-round engagement model helps ensure that director insights are continuously integrated into the company’s governance practices and strategic planning, reinforcing the Board’s commitment to high performance and accountability.

Enhancements made in response to the Board Evaluation Process
Actions taken in response to feedback from past Board evaluations and other feedback received include:

Composition
•Continued to support Board leadership succession planning and committee composition decisions to help ensure alignment with the company’s strategy and significant risks.
•Over the past year, the Board appointed a new independent, non-executive Chair, a new Compensation Committee Chair, and rotated committee assignments to support leadership succession planning and help ensure that directors’ skills and experience remain aligned with committee oversight responsibilities, the company’s strategy, and areas of significant risks.

Board culture
•Continued to provide opportunities for our Board to interact with senior management and emerging talent, both formally and informally, to strengthen relationships and support the Board’s talent and succession planning responsibilities.

Focus
•Continued to refine Board and committee agendas, focusing on strategic priorities and the oversight of key and emerging risks. Throughout fiscal 2026, the Board and its committees devoted significant time to discussions on strategy and evolving risk areas, including risks arising from the macroeconomic and regulatory environment and from developments in AI. These discussions involved regular management updates, scenario-based analyses, and independent third-party assessments.
•Enhanced the Risk Oversight Committee’s role and focus on key and emerging risks, by transitioning oversight of the company's ERM and cybersecurity programs from the Audit Committee to the Risk Oversight Committee, aligning these responsibilities with the committee's broader operational risk oversight role and reinforcing the integration of cybersecurity within the company's overall enterprise risk management approach. In connection with this transition, the Risk Oversight Committee’s charter was also expanded to include oversight of emerging technologies, including AI.

Information and resources
•Continued to enhance Board materials and presentations to improve clarity, focus, and strategic relevance, helping directors concentrate on the matters most important to the company’s long-term success.
•Provided directors with targeted educational opportunities on topics identified as important to effective oversight, supporting directors’ ability to oversee the company’s evolving business environment and strategic priorities.

In addition to the full Board’s evaluation process, each of the Audit, Compensation, Governance and Sustainability, and Risk Oversight Committees annually reviews its charter and conducts its own committee self-evaluation.

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CORPORATE GOVERNANCE
Our Board’s Primary Role, Responsibilities, and Processes
Our Board’s Primary Role, Responsibilities, and Processes
Our Corporate Governance Guidelines provide that our Board serves as the representative of, and acts on behalf of, all the shareholders of Cardinal Health. The Board, operating directly and through its committees, fulfills the following primary functions:
•oversees management in the conduct of the company’s businesses;
•oversees management’s efforts to establish and maintain for the company high standards of legal and ethical conduct in all of its businesses, including conformity with all applicable laws and regulations;
•reviews, evaluates, and, where appropriate, approves the company’s major business strategies, capital deployment, and long-term plans and reviews the company’s performance;
•selects, evaluates, and sets the compensation for the CEO and other senior officers and plans for management succession;
•oversees management’s efforts to protect the company’s assets through the maintenance of appropriate accounting, financial reporting, and financial and other controls;
•oversees the company’s policies and procedures for assessing and managing risk;
•provides advice and counsel to senior management;
•evaluates the overall effectiveness of the Board and its committees; and
•evaluates, selects, and recommends an appropriate slate of candidates for election as directors.
Integrated Oversight of Strategy, Capital Allocation, and Risk
The Board actively oversees the company's strategy, capital allocation priorities, and long-term value creation through regular reviews of business performance, strategic initiatives, major investments, and enterprise risks. Recognizing that strategy, capital deployment, and risk are inherently interconnected, the Board considers these matters together throughout the year to help ensure the company is positioned to achieve its long-term objectives.
Strategic Planning, Capital Allocation, and Business Reviews
The Board's oversight of strategy is embedded throughout its quarterly meeting cadence. In addition, the Board conducts comprehensive annual business unit-specific strategy reviews focused on long-term growth opportunities, business performance, competitive dynamics, and trends affecting the healthcare industry. Management presents each business unit's strategy, performance objectives, key opportunities, and risks, enabling the Board to evaluate strategic priorities and investments within the context of the company’s overall strategy and applicable risk profile. Through these discussions, the Board assesses factors such as customer and manufacturer relationships, supply chain dynamics, healthcare policy developments, technological innovation, and other trends that may affect the company's businesses. The Board also reviews the execution and integration of significant acquisitions and other growth initiatives, including progress against anticipated strategic, operational, and financial objectives, leadership and talent integration strategies, and the successful alignment of organizational cultures.
The Board oversees significant capital allocation decisions, including dividends, financing strategies, share repurchase programs, significant strategic acquisitions and divestitures, and other investments intended to support the company's strategy. In addition, the Board reviews CEO and senior management succession planning, recognizing the importance of leadership continuity and organizational capability to successfully execute on the company's strategic objectives.
Enterprise Risk Management and Ongoing Risk Oversight
The Board regularly reviews risks associated with the company's operations and strategic objectives, including information technology matters such as cybersecurity and AI, distribution and supply chain resilience, quality and regulatory compliance, and our ethics and compliance program. The Board committees oversee risks within their respective areas of responsibility and report regularly to the full Board. Management is responsible for the day-to-day administration of the company's ERM program and provides the Board and its committees with regular updates on significant and emerging risks and the effectiveness of the company's risk management processes.
The Board's strategic oversight is supported by the ERM program, which provides a structured framework for identifying, assessing, monitoring, and mitigating risks across the organization. The program encompasses both enterprise-wide risks and key risks specific to individual business units, helping ensure that risk considerations are integrated into strategic planning, business operations, and decision-making.

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CORPORATE GOVERNANCE
Our Board’s Primary Role, Responsibilities, and Processes
As part of the Board's ongoing focus on enhancing its risk oversight framework, during fiscal 2026 oversight of the ERM program was transitioned from the Audit Committee to the Risk Oversight Committee. This change aligned responsibility for the ERM program with the Risk Oversight Committee's broader oversight of operational and enterprise risks, providing a more integrated approach to monitoring the company's risk profile and the interrelationships among significant risks.
The Risk Oversight Committee receives quarterly updates on the ERM program, significant enterprise risks, emerging risks, and management's actions to address those risks. In addition, the Committee regularly engages with leaders from across the company's businesses and functions, providing Committee members with direct insights into key risks, mitigation activities, and emerging challenges across the enterprise. The Committee regularly reports to the full Board, helping ensure that significant and interconnected risks are evaluated holistically across the enterprise.
Informed Oversight and Long-Term Value Creation
The Board’s effectiveness in overseeing strategy and risk is strengthened by the breadth of experiences, perspectives, and expertise represented among its directors, including backgrounds in healthcare, operations, finance, technology, regulatory matters, and public company leadership. These diverse skills and experiences support robust discussions regarding the company’s strategic priorities, business challenges, opportunities, and risk profile.
By integrating strategy, capital allocation, risk oversight, and succession planning into its governance processes, the Board seeks to support informed decision-making, organizational resilience, and the creation of sustainable long-term value for shareholders.
A summary of the allocation of general risk oversight responsibilities among management, the Board, and its committees follows below.

Board of Directors

Overview of enterprise risks (including strategic and operational risks)

Audit Committee	Human Resources and Compensation Committee	Governance and Sustainability Committee	Risk Oversight Committee

•Financial management and disclosure •Accounting •Financial reporting •Tax and treasury •Internal controls	•Executive compensation program and incentives •Management succession planning process •Workplace safety and culture •Other human capital management strategies and policies	•Governance structure and practices •Board succession •Sustainability activities, policies, strategy, and reporting •Political and lobbying expenditures
•Enterprise Risk Management program
•Quality and ethics and compliance programs
•Compliance with legal and regulatory requirements
•Information technology, data privacy and security, cybersecurity, and AI
•Controlled substance monitoring program

Management

Identification, assessment, and management of risks through ERM program
Management provides regular updates to the Board and its committees on such risks, the related risk mitigation measures, and the effectiveness of internal controls

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CORPORATE GOVERNANCE
Our Board’s Primary Role, Responsibilities, and Processes
Cybersecurity, Emerging Technologies, and Other Information Technology Risks
During fiscal 2026, the Board aligned oversight of cybersecurity, emerging technologies, including AI, and other major information technology risks with the Risk Oversight Committee's broader responsibility for operational risk oversight. This structure reflects the increasing importance of technology, innovation, and digital resilience in the company's risk landscape.
Cybersecurity
The Risk Oversight Committee receives quarterly updates and the Board receives at least annual updates from the Chief Information Officer and Chief Information Security Officer. These updates cover a range of matters, including:
•cybersecurity threats, incidents, and response preparedness;
•strategic priorities and investments supporting the company's cybersecurity program;
•cyber insurance coverage and availability;
•cybersecurity operational metrics and other key indicators of program effectiveness; and
•technology and cybersecurity integration activities and risks related to acquisitions.
Artificial Intelligence
Recognizing the potential opportunities and risks associated with AI and other emerging technologies, the Board receives regular updates regarding the company’s approach to AI governance, oversight, and adoption. Throughout fiscal 2026, management provided updates on developments in AI, its use across the enterprise, and metrics related to adoption as well as value driven through the use of AI-enabled tools and technologies.
Management also provides updates to the Board's committees regarding the use of AI within areas subject to their respective oversight responsibilities. These discussions may include, among other topics, applications designed to enhance operational efficiency and effectiveness, financial and business process improvements, human capital initiatives, and the use of AI-enabled tools to support compliance and risk monitoring activities.
To strengthen directors' expertise and oversight capabilities, during fiscal 2026, directors participated in a variety of continuing education programs focused on cybersecurity, AI, technology governance, and emerging technology risks. These programs addressed topics such as cybersecurity governance and risk oversight, board oversight of AI governance, responsible AI adoption, AI-related regulatory developments, digital transformation, and the strategic implications of emerging technologies for boards and enterprise risk oversight.
A detailed description of our cybersecurity risk oversight, governance, management, and expertise is included in the “Cybersecurity” section in our Annual Report on Form 10-K.
Risks Associated with Operations
The Risk Oversight Committee supports the Board in monitoring and overseeing key enterprise risks related to the company’s operations, including those associated with quality, legal, and regulatory compliance. Specifically, the Risk Oversight Committee is responsible for overseeing the company’s ethics and compliance program, product quality and safety program, and adherence to legal and regulatory requirements, excluding matters related to audit, accounting, and financial disclosure matters and related internal controls, which fall under the purview of the Audit Committee.
The Risk Oversight Committee receives quarterly updates from senior leadership on all areas within its oversight and provides regular reports to the full Board, ensuring that directors remain informed of significant risk-related developments and mitigation efforts. These updates also cover the status of our efforts to integrate newly acquired businesses, including alignment of these new entities with enterprise standards, mitigation strategies for key legal and compliance risks, resource allocation, and cultural alignment. The Board receives annual briefings on the company’s ethics and compliance and product quality and safety programs.
The Risk Oversight Committee coordinates with the Audit Committee in monitoring compliance by the company with legal and regulatory requirements as they relate to the responsibilities of the Audit Committee. Members of the Risk Oversight Committee also sit on the Audit Committee, which helps to facilitate this coordination.

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CORPORATE GOVERNANCE
Our Board’s Primary Role, Responsibilities, and Processes
Controlled Substance Distribution Risks
The Board remains active in overseeing compliance risks associated with our distribution of controlled substances. The Risk Oversight Committee, which reports regularly to the Board, receives quarterly updates from the Chief Diversion Control Officer regarding, among other things:
•our controlled substance monitoring program;
•our ongoing compliance with federal and state regulations governing the distribution of controlled substances;
•legislative and regulatory developments regarding the distribution of controlled substances;
•our compliance with the injunctive relief terms of the national opioid settlement; and
•the status of opioid litigation and investigations.
Oversight of Sustainable Business Matters
The Board plays a central role in oversight of our sustainability matters. The Governance and Sustainability Committee oversees our enterprise-wide sustainability strategy, policies, and disclosures, except where responsibilities fall under another committee. The Committee receives quarterly updates from the Vice President of Sustainable Business, covering:
•regulatory and policy developments;
•progress against climate goals and objectives;
•oversight of sustainability-related risks and opportunities; and
•strategic direction for upcoming initiatives
More information about our sustainability efforts can be found in our Sustainable Business Report and on our website at www.cardinalhealth.com under "About Us — Sustainable Business Practices."
The Board’s Role in Oversight of Corporate Culture and Human Capital
The Board continues to assess and monitor our corporate culture and how it enables our business strategies. The Board and its Compensation Committee engage with management on various specific aspects of human capital and cultural health, including talent management, succession planning, and employee engagement.
Our Path Forward
Our vision is to be healthcare's most trusted partner. To bring that vision to life and to deliver on our mission of improving the lives of people every day, we turn to Our Path Forward (see illustrative graphic below). This framework, including our stated vision and mission, our priorities, and our expectations of our employees — expressed in values and behaviors — guides us in how we work.
An Our Path Forward goal has been a part of our compensation programs to help align our leaders’ incentives with this important strategic initiative. The Our Path Forward goal for the fiscal 2026 compensation programs are discussed in the CD&A beginning on page 41.

Vision	Mission	Priorities	Values	Behaviors

To be healthcare’s most trusted partner, safely and efficiently providing customers and the patients they serve with the products and solutions they need, when and where they need them.	To provide products and solutions that improve the lives of people every day.		Integrity	Invites curiosity

			Inclusive	Inspires commitment

			Innovative	Builds partnerships

			Accountable	Develops self and others

Mission driven

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CORPORATE GOVERNANCE
Our Board’s Primary Role, Responsibilities, and Processes
Human Capital Strategy
Our Compensation Committee plays a leading role in overseeing and advising the Board about our human capital management strategies and policies, including with respect to:
•attracting, developing, retaining, and motivating management and other employees;
•employee relations and engagement; and
•workplace safety and culture.
The Board is periodically updated on specific aspects of our human capital management strategy, as appropriate.
Talent Management and Succession Planning
The Compensation Committee and the Board are actively engaged in our talent management program. The Compensation Committee oversees the process for succession planning for the CEO and other senior executives, and management provides an organizational update quarterly and shares key talent metrics.
The full Board holds a formal succession planning and talent review session annually, which includes succession planning for the CEO and other senior executives. These sessions include identification of internal candidates, desired leadership skills, and key capabilities and experience. Directors also interact with our leaders through Board presentations and discussions as well as through informal events and planned one-on-one meetings.
Employee Engagement
Management reviews with the Compensation Committee and the full Board our annual employee engagement survey results across a broad range of engagement categories, including career development, competing in the marketplace, customer focus, empowerment, image, inclusion, leadership, operating efficiency, performance management, retention, supervision, sustainable engagement, total rewards, and work environment. The survey questions give insight into the experience of the employee and their perceptions of their supervisor, team, senior leadership, and the enterprise.
Participation in these surveys is consistently high. The participation rate in the fiscal 2026 survey was 86%, which was in line with prior levels and well above our survey vendor’s global average of 75%. After each survey, we establish action plans that focus on key priority items.
Director Independence
The Board has established Corporate Governance Guidelines that define an “independent director” in accordance with the requirements of the New York Stock Exchange (“NYSE”) listing standards. Our Corporate Governance Guidelines can be found on our website at www.cardinalhealth.com under “About Us — Investor Relations — Governance — Governance Documents.”
Under the NYSE listing standards, a director is not independent unless the Board affirmatively determines that the director has no material relationship with the listed company, and the director must meet bright-line tests for director independence set forth in the NYSE listing standards that address, among other things, employment and compensation relationships, relationships with our auditor and customers, and other business relationships. Directors who serve on the Audit and Compensation Committees are subject to additional independence requirements under applicable SEC rules and NYSE listing standards.
The Board assesses director independence at least annually, based on the recommendations of the Governance and Sustainability Committee. The Board has determined that each of Mses. Brennan, Edison, Hemingway Hall, Killefer, and Mundkur, and each of Messrs. Azelby, Evans, Johri, Musslewhite, and Ramakrishna is independent within the meaning of the NYSE listing standards, including with respect to committee service. In addition, Gregory B. Kenny, who served on our Board until his retirement effective March 20, 2026, was determined to be independent during the time he served as a director, as disclosed in our proxy statement for the 2025 annual meeting of shareholders.
Public Policy Engagement
We engage in public policy issues related to our industry and business priorities, employees, customers, shareholders, and the communities we serve. The Governance and Sustainability Committee oversees our policies and practices regarding political and lobbying activities and expenditures, including an annual review of our political contributions policy, corporate political contributions, lobbying activities, and trade association payments. Additional information about our public policy engagement can be found in our annual Political Activities and Contributions Reports available at www.cardinalhealth.com under “About Us — Policies and Principles.”

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CORPORATE GOVERNANCE
Shareholder Engagement
Shareholder Engagement
How We Engage Our Shareholders
It has been our long-standing practice to meet with shareholders so that management and the Board can better understand shareholder perspectives on key topics. A general overview of our annual governance-related engagement process is below.

•Review results of annual meeting of shareholders voting, including investor feedback and input •Plan for outreach to institutional investors	•Review governance best practices and trends •Begin planning for annual meeting of shareholders •Begin planning and drafting proxy statement

•File proxy statement •Discuss proxy statement topics with institutional investors •Shareholders vote at annual meeting of shareholders	•Engage and solicit feedback from institutional investors on governance practices and other topics •Communicate feedback to Board •Board sets agenda for annual meeting of shareholders

Beyond our governance-related outreach, our investor relations team and senior management communicate regularly with the investment community and our shareholders to discuss our operational and financial performance, long-term strategy, and value creation initiatives. Other ways we engage include:

Quarterly earnings calls	Industry presentations and conferences	Company-hosted events and presentations, including periodic Investor Days	Robust investor relations function	Regular communication with credit rating agencies

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CORPORATE GOVERNANCE
Standards of Business Conduct
Our Fiscal 2026 Governance Engagement Efforts
During the summer of 2026, our independent Board Chair and members of management engaged with shareholders to discuss the Board Chair transition; Board composition, refreshment, and succession planning; the Board's evaluation process and related governance enhancements; Board oversight of strategy, key enterprise risks, integration activities for newly acquired businesses, AI, and management succession planning; executive compensation; and the company's sustainable business initiatives. Feedback received during these discussions was shared with the Board and relevant committees. Following these discussions, the Board considers opportunities to enhance our governance practices, disclosures, and overall responsiveness to shareholder interests.

Shareholder Engagement Team •Board Chair •Corporate Secretary’s Office •Human Resources •Investor Relations •Sustainable Business

Key Governance Related
Topics Discussed
•Board leadership, composition, and succession planning
•Board effectiveness and governance enhancements
•Board oversight of strategy and key risks
•Executive compensation

53% Total Contacted(1)	25% Total Engaged(1)	20% Director Engaged(1)
(1)Represents percentage of outstanding shares as of June 30, 2026.
See page 42 in the CD&A for further detail of our shareholder engagement efforts with respect to executive compensation.
Standards of Business Conduct
Our Board has adopted written Standards of Business Conduct that outline our corporate values and standards of integrity and behavior for every employee, officer, and director. The Standards of Business Conduct are designed to foster a culture of integrity, drive compliance with legal and regulatory requirements, and protect and promote the reputation of our company. The full text of the Standards of Business Conduct is posted on our website at www.cardinalhealth.com under “About Us — Ethics and Compliance.” This information also is available in print (free of charge) to any shareholder who requests it from our Investor Relations department.
Related Person Transactions Policy and Process
Related Person Transactions Policy
We have a written policy that the Audit Committee must approve or ratify any “related person transactions” (transactions exceeding $120,000 in which we are a participant and any related person has a direct or indirect material interest). “Related persons” include our directors and director nominees, beneficial owners of over 5% of our common shares, executive officers, and the immediate family members of each of these individuals.
Once a related person transaction is identified, the Audit Committee will review all relevant facts and circumstances and determine whether to approve the transaction. The Audit Committee will take into account such factors as it considers appropriate, including the material terms of the transaction, the nature of the related person’s interest in the transaction, the significance of the transaction to the related person and to us, the nature of the related person’s relationship with us, and whether the transaction would be likely to impair the judgment of a director or executive officer to act in our best interest.

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CORPORATE GOVERNANCE
Director Compensation
If advance approval of a transaction is not feasible, the Audit Committee will consider the transaction for ratification at its next regularly scheduled meeting. The Audit Committee Chair may pre-approve or ratify any related person transactions in which the aggregate amount is expected to be less than $1 million.
Related Person Transactions
Since July 1, 2025, there have been no transactions, and there are no currently proposed transactions, involving an amount exceeding $120,000 in which we were or are to be a participant and in which any related person had or will have a direct or indirect material interest, except as described below.
Valerie C. Pitteroff was promoted to Chief Human Resources Officer in December 2025. The brother of Ms. Pitteroff has been employed by us in non-executive roles since 2015 and is currently a manager in our Pharma segment. During fiscal 2026, Ms. Pitteroff’s brother received total cash compensation, including base salary, annual incentive, and the company-paid portion of health insurance premiums, of approximately $158,000. The compensation and benefits received by Ms. Pitteroff’s brother are consistent with compensation and benefits paid to other employees holding similar positions.
Director Compensation
Overview
Our non-management director compensation program is approved by our Board based on the recommendation of the Compensation Committee. The Compensation Committee annually reviews comparative market data and receives recommendations from its independent compensation consultant with regard to the structure and amounts of our director compensation. Total director compensation is targeted at the median amount among our Comparator Group, which is discussed beginning on page 54.
Following the Compensation Committee’s review of director compensation last year, and based on the recommendation of its independent compensation consultant, the Compensation Committee recommended to the Board, and the Board approved, increases to the annual cash retainer, restricted share unit (“RSU”) grant value, and committee chair additional annual retainers, effective November 15, 2025. The new compensation aligns with our target of the median director compensation for the Comparator Group.
Compensation Arrangements
The table below shows the elements and amount of compensation that we pay our non-management directors.

Compensation Element	Amount before November 15, 2025 ($)	Amount on and after November 15, 2025 ($)
Annual retainer(1)	120,000	125,000
RSUs(2)	200,000	210,000
Committee chair additional annual retainers(1)
Audit Committee	25,000	30,000
Compensation Committee	20,000	25,000
Governance and Sustainability Committee	20,000	25,000
Risk Oversight Committee	20,000	25,000
Non-executive Chairman of the Board compensation
Additional annual retainer(1)	125,000	125,000
Additional RSUs	125,000	125,000
(1)Retainer amounts are paid in cash in quarterly installments.
(2)Each new non-management director receives an initial RSU grant and thereafter an annual RSU grant on or about the date of our annual meeting of shareholders. The initial grant is prorated to reflect service between the election date and the one-year anniversary of the prior year’s annual meeting of shareholders. We value the RSUs based on the closing share price on the grant date. RSUs vest one year from the grant date (or, for annual grants, on the date of the next annual meeting of shareholders, if earlier) and settle in common shares. We accrue cash dividend equivalents that are payable upon vesting of the RSUs. All unvested RSUs become fully vested upon a “change of control” (as described under “Potential Payments on Termination of Employment and Change of Control” on pages 66 through 69) unless the director is asked to continue to serve on the board of directors of the surviving entity or its affiliates and receives a qualifying replacement award.

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CORPORATE GOVERNANCE
Director Compensation
Directors may receive additional fees for performing duties assigned by the Board or its committees that are considered beyond the scope of the ordinary responsibilities of directors or committee members.
Directors may elect to defer payment of their cash retainers into the Cardinal Health Deferred Compensation Plan (“DCP”). For directors, deferred balances under the DCP are paid in cash upon termination from Board service, death, or disability in a single lump sum or annual installment payments over a period of five or ten years, depending upon the director’s election. A director also may defer receipt of common shares that otherwise would be issued on the date that RSUs vest until termination from Board service.
Our directors may participate in our matching gift program. Under this program and subject to certain restrictions, the Cardinal Health Foundation (our philanthropic affiliate) will match contributions for eligible non-profit organizations.
Director Compensation for Fiscal 2026
The non-management directors received the following compensation during fiscal 2026:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)		All Other Compensation ($)(2)	Total ($)
Robert W. Azelby	123,139	209,975		20,000	353,114
Michelle M. Brennan	142,147	209,975		—	352,122
Sheri H. Edison	146,277	209,975		20,000	376,252
David C. Evans	146,114	209,975		10,000	366,089
Patricia A. Hemingway Hall	162,686	289,158	(4)	20,000	471,844
Akhil Johri	128,302	209,975		20,000	358,277
Gregory B. Kenny(3)	178,000	334,937	(5)	20,000	532,937
Nancy Killefer	146,277	209,975		20,000	376,252
Christine A. Mundkur	123,139	209,975		—	333,114
Robert W. Musslewhite	123,139	209,975		20,000	353,114
Sudhakar Ramakrishna	123,139	209,975		20,000	353,114
(1)These awards are RSUs granted under the Cardinal Health, Inc. 2021 Long-Term Incentive Plan (the “2021 LTIP”). We valued the RSUs by multiplying the closing price of our common shares on the NYSE on the grant date by the number of RSUs awarded. As of June 30, 2026, the aggregate number of shares underlying unvested RSUs held by each director serving on that date was as follows: Mr. Azelby — 1,067 shares; Ms. Brennan — 1,067 shares; Ms. Edison — 1,067 shares; Mr. Evans — 1,067 shares; Ms. Hemingway Hall — 1,448 shares; Mr. Johri — 1,067 shares; Ms. Killefer —1,067 shares; Ms. Mundkur — 1,067 shares; Mr. Musslewhite — 1,067 shares; and Mr. Ramakrishna — 1,067 shares.
(2)The amounts reported in this column represent a company match attributable to a charitable contribution under our matching gift program. This column does not include perquisites received by a director to the extent the amount of all such perquisites received by the director was less than $10,000.
(3)Mr. Kenny served on the Board until his retirement, effective March 20, 2026.
(4)Includes a RSU grant made in connection with Ms. Hemingway Hall’s appointment as Chair of the Board, effective March 20, 2026.
(5)On November 5, 2025, Mr. Kenny received an annual grant of 1,702 restricted share units under the 2021 LTIP as compensation for his service to the company. The award was scheduled to vest on the date of the company’s 2026 annual meeting. In connection with Mr. Kenny’s retirement from the Board prior to the vesting date, the Board approved accelerated vesting of a prorated portion of the award in the amount of 634 shares, reflecting his service as a director and Board Chair through his retirement date.

38	CARDINAL HEALTH 2026 Proxy Statement

Table of contents
EXECUTIVE COMPENSATION

CARDINAL HEALTH 2026 Proxy Statement	39

EXECUTIVE COMPENSATION
PROPOSAL 2 — Advisory Vote to Approve the Compensation of Our Named Executive Officers
PROPOSAL 2 — Advisory Vote to Approve the Compensation of Our Named Executive Officers
In accordance with Section 14A of the Exchange Act, we are asking our shareholders to approve, on a non-binding advisory basis, the compensation of our named executive officers, as defined and disclosed in the CD&A, the Summary Compensation Table, and the related compensation tables, notes, and narrative in this proxy statement.
We urge shareholders to read the CD&A beginning on page 41 of this proxy statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and other related compensation tables and narrative disclosures appearing on pages 58 through 69, which provide detailed information on the compensation of our named executive officers.
The Board and the Compensation Committee believe that the policies and procedures articulated in the CD&A contribute to achieving our goals and that the compensation of our named executive officers reported in this proxy statement has contributed to our long-term success. Additionally, we believe the fiscal 2026 pay outcomes demonstrate alignment between pay and performance.
Although this advisory vote is not binding on the Board, the Board and the Compensation Committee will review and consider the voting results when evaluating our executive compensation program.
The Board has adopted a policy providing for annual say-on-pay advisory votes. Accordingly, the next say-on-pay advisory vote will be held at our 2027 annual meeting of shareholders.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THE CD&A, THE SUMMARY COMPENSATION TABLE, AND THE RELATED COMPENSATION TABLES, NOTES, AND NARRATIVE IN THIS PROXY STATEMENT.

40	CARDINAL HEALTH 2026 Proxy Statement

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Compensation Discussion and Analysis
Executive Summary
This CD&A focuses on the fiscal 2026 compensation of the following executive officers (the “named executive officers” or “named executives”) and describes the executive compensation program and the Compensation Committee’s decisions under it.

Named Executive Officer	Title	Date of Appointment to Current Role	Tenure at Company (in Years)
Jason M. Hollar	Chief Executive Officer	September 2022	6
Aaron E. Alt	Chief Financial Officer	February 2023	3
Stephen M. Mason	Chief Executive Officer, Global Medical Products and Distribution Segment	August 2019	27
Deborah L. Weitzman	Chief Executive Officer, Pharmaceutical and Specialty Solutions Segment	September 2022	20
Jessica L. Mayer	Chief Legal and Compliance Officer	March 2019	19
Fiscal 2026 Performance Highlights
The broad-based strength of the company's fiscal 2026 results, including double-digit profit growth across all five operating segments, reflects disciplined execution of its strategic priorities, targeted investments in growth and innovation, a disciplined approach to capital allocation, and a continued focus on operational excellence and long-term value creation.

Revenue	GAAP Operating Earnings(1)	Non-GAAP Operating Earnings	Operating Cash Flow

$254.2B +14% (YoY change)	$2.6B +15% (YoY change)	$3.6B +30% (YoY change)	$5.2B +116% (YoY change)

GAAP Diluted EPS	Non-GAAP Diluted EPS	Adjusted Non-GAAP Diluted EPS	1-Year Total Shareholder Return(2)	3-Year Total Shareholder Return(2)

$7.23 +12% (YoY change)	$11.26 +37% (YoY change)	$10.95 +33% (YoY change)	+45.7%	+162.5%

(1)GAAP refers to U.S. generally accepted accounting principles.
(2)Through June 30, 2026, including reinvestment of dividends.
•Revenue increased 14% to $254.2 billion, driven primarily by growth in branded and specialty pharmaceutical sales with existing and new customers.
•GAAP operating earnings increased 15% to $2.6 billion, reflecting strong operational performance, disciplined execution of strategic growth initiatives, and contributions from recent acquisitions. Non-GAAP operating earnings increased 30% to $3.6 billion, driven by continued strength in branded and specialty pharmaceuticals, the performance of our generics program, and contributions from acquired businesses.
•GAAP diluted EPS increased 12% to $7.23. Reported non-GAAP diluted EPS increased 37% to $11.26. Excluding a $0.31 per share net benefit from the recognition of IEEPA tariff refunds, adjusted non-GAAP diluted EPS increased 33% to $10.95.
•The company generated double-digit segment profit growth across each of its five operating segments:
•Pharma: Segment profit increased 23%.
•GMPD: Segment profit increased 17% excluding the impact of the IEEPA tariff refunds (91% on a reported basis).

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EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
•Other: Segment profit increased 37%, driven by growth across its three operating segments: Nuclear and Precision Health Solutions, at-Home Solutions, and OptiFreight® Logistics.
•The company continued to execute its balanced capital allocation strategy by investing in the business to support organic growth initiatives, maintaining a strong balance sheet and financial flexibility, returning capital to shareholders through dividends and share repurchases, and pursuing strategic acquisitions.
See Annex A for reconciliations to the comparable financial measures prepared in accordance with GAAP and a discussion of the reasons why we use non-GAAP financial measures.
Fiscal 2026 Executive Compensation Highlights
•Consistent with our pay-for-performance philosophy, fiscal 2026 compensation outcomes reflected the company's strong financial performance and substantial shareholder value creation. Strong enterprise results contributed to fiscal 2026 annual cash incentive performance for Messrs. Hollar and Alt and Ms. Mayer at 163% of target. Reflecting a mix of their segments’ performance and enterprise performance, Mr. Mason received 146% of his target and Ms. Weitzman received 148% of her target.
•PSUs for the fiscal 2024 through fiscal 2026 performance cycle (the “Fiscal 24-26 PSUs”) settled at 236% based on over-performance against financial goals, with an upward 20% modifier applied based on our total shareholder return (“TSR”) finishing in the top quintile of the S&P 500 Health Care Index. Over the three-year performance period, the company delivered TSR of 162.5%, significantly outperforming the S&P 500 Health Care Index TSR of 27.5%. The resulting payout reflects both strong financial performance and exceptional shareholder value creation, reinforcing the alignment between executive compensation outcomes and shareholder returns.
Executive Compensation Governance Features

WHAT WE HAVE	WHAT WE DO NOT HAVE
Significant portion of executive pay consists of performance-based “at risk” elements	No employment agreements with executive team
Business-specific strategic objectives and Our Path Forward employee training and engagement goals	No payment of dividend equivalents on PSUs or RSUs until, and only to the extent that, the underlying award vests
Caps on annual cash incentive payouts and PSU awards	No executive pensions
Minimum vesting period for long-term incentive awards	No repricing of underwater options without shareholder approval
Stock ownership guidelines for directors and executive officers	No hedging or pledging of company stock by directors and executive officers
Compensation clawback policies	No “single trigger” change of control arrangements
Longstanding, proactive shareholder engagement program and history of responsiveness	No excise tax gross-ups upon change of control
Shareholder Engagement and Consideration of 2025 Say-on-Pay Vote
Our annual say-on-pay vote provides shareholders with an opportunity to express their views on our executive compensation program. The Compensation Committee carefully considers the results of this vote, together with feedback obtained through shareholder engagement, when evaluating and making decisions regarding executive compensation. Shareholders demonstrated strong support for our executive compensation program in 2025, with approximately 91% of votes cast in favor of our say-on-pay proposal. A general overview of our annual shareholder engagement process can be found beginning on page 35.
During the summer of 2026, our Board Chair and members of senior management engaged with shareholders to discuss executive compensation as well as governance and other topics. In our meetings, shareholders continued to express support for the structure of our executive compensation program.

42	CARDINAL HEALTH 2026 Proxy Statement

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Executive Compensation Philosophy
Our executive compensation program is designed to support our long-term growth, with accountability for key annual results. It has the following key objectives:
•Reward performance. We tie our executive pay to financial, operational, and individual performance as well as to performance against key strategic initiatives, such as achieving strategic business objectives and Our Path Forward goals, as discussed below. Assessing our executives’ individual performance includes alignment with our Standards of Business Conduct and values.
•Emphasize long-term, stock-based incentive compensation. We emphasize performance and retention using long-term, stock-based incentive compensation, which supports sustainable long-term shareholder return. Combined with stock ownership guidelines, this approach provides executives with meaningful ownership stakes and aligns their interests with shareholders.
•Maintain a competitive program that will attract and retain critical talent. We have designed our compensation program to be competitive in the marketplace and to reward talent, driving our long-term growth while holding leaders accountable for executing against our strategy, consistent with our values.
Primary Elements of Compensation for Executive Officers
Our executive officers’ total direct compensation has three primary elements: base salary; annual incentive; and long-term incentive. In fiscal 2026, long-term incentive awards were granted 60% in PSUs and 40% in RSUs. A significant portion of executive compensation is based on company performance and is at-risk.
At the beginning of each performance period, the Compensation Committee sets performance goals under our annual incentive program and for our PSUs. The Compensation Committee establishes performance goals tied to our key performance metrics and long-term business strategy in order to motivate our leaders to deliver a high degree of business performance.
We structure performance-based compensation to reward an appropriate balance of short-term and long-term financial and strategic business results, with an emphasis on managing the business for long-term results and shareholder value creation. Target-setting involves a rigorous planning process that considers strategic objectives tied to specific, measurable business priorities, market factors, the competitive environment, alignment to shareholders’ interests, and other external factors.
After each performance period ends, the Compensation Committee evaluates the performance achieved against our performance goals and determines payouts.
The charts below show the components of fiscal 2026 target total direct compensation and the elements of fiscal 2026 pay for our CEO and other named executives.

Chief Executive Officer Mix of Pay Elements	Other Named Executives Average Mix of Pay Elements

CARDINAL HEALTH 2026 Proxy Statement	43

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis

Pay Element	Description and Purpose	How this Pay Aligns with our Business and Talent Strategies

Base salary	•Fixed cash compensation, which is reviewed annually and adjusted when appropriate	•Competitive base salaries support our ability to attract and retain executive talent

Annual incentive
•Variable cash compensation based on achieving goals for annual adjusted non-GAAP operating earnings, adjusted segment profit, non-GAAP adjusted free cash flow, strategic business objectives, and an Our Path Forward goal, and on individual performance

•Financial measures reflect our focus on enterprise and segment profit and cash flow measure aligns with our focus on capital deployment
•Strategic business objectives and an Our Path Forward goal align with key strategic initiatives
•Executives are assessed on their individual performance, including their alignment with our Standards of Business Conduct and values

Long-term incentive
•Weighted 60% in PSUs and 40% in RSUs
•PSUs vest based on achievement over a three-year performance period of adjusted non-GAAP diluted EPS compound annual growth rate (“CAGR”), average annual dividend yield, non-GAAP adjusted free cash flow, and an Our Path Forward goal, with a relative TSR modifier
•RSUs vest ratably over three years

•Financial measures support sustainable long-term shareholder return and closely aligns management’s interests with shareholders’ interests
•Cash flow measure aligns with our focus on capital deployment
•Our Path Forward goal aligns with key strategic initiative
•Multi-year vesting periods support executive retention

See Annex A for reconciliations of our non-GAAP measures to the comparable financial measures prepared in accordance with GAAP. See Annex A and the section entitled “Performance Measure Calculations” on page 62 for a description of how we calculate the adjusted non-GAAP measures described above.
Target Total Direct Compensation
The Compensation Committee established fiscal 2026 target total direct compensation for our current named executives as shown below. The Compensation Committee takes several factors into consideration when setting target total direct compensation and each of the individual elements, including competitive market data derived from our Comparator Group discussed on pages 54 and 55 as well as job responsibilities, time in role, performance, potential, and unique or hard-to-replace skills. Further information on the primary elements of compensation can be found in the following pages, where each pay element is described more fully.

Name	Base Salary (Annualized Rate) ($)	Annual Incentive Target (% of Base Salary)	Annual Incentive Target ($)	Long-Term Incentive Target ($)	Target Total Direct Compensation ($)
Hollar	1,500,000	175	2,625,000	16,000,000	20,125,000
Alt	900,000	110	990,000	4,250,000	6,140,000
Mason	765,000	100	765,000	3,350,000	4,880,000
Weitzman	775,000	110	852,500	4,000,000	5,627,500
Mayer	745,000	100	745,000	3,500,000	4,990,000

44	CARDINAL HEALTH 2026 Proxy Statement

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Base Salary
The Compensation Committee annually reviews our named executives’ base salaries. Following its review, the Compensation Committee approved base salary adjustments for the named executives, other than Mr. Hollar, effective August 25, 2025, to move target total direct compensation closer to the median of the Comparator Group market data for their respective roles.

	Base Salary (Annualized Rate)
Name	Fiscal 2026 ($)	Fiscal 2025 ($)
Hollar	1,500,000	1,500,000
Alt	900,000	875,000
Mason	765,000	745,000
Weitzman	775,000	745,000
Mayer	745,000	720,000
Annual Incentive Compensation
Fiscal 2026 annual cash incentive awards for named executives were based on four performance measures:
•An earnings measure (adjusted non-GAAP operating earnings for Messrs. Hollar and Alt and Ms. Mayer and a mix of adjusted segment profit and adjusted non-GAAP operating earnings for Mr. Mason and Ms. Weitzman);
•A cash flow measure (non-GAAP adjusted free cash flow);
•Strategic business objectives; and
•an Our Path Forward goal.
For fiscal 2026, the Compensation Committee made targeted refinements to the annual incentive program to further strengthen alignment of executive compensation with the company’s strategy and evolving business priorities. Specifically, the Committee increased the weighting of the strategic business objectives component to 15% from 10% and decreased the weighting of the earnings measure by five percent, to 60% from 65%. These changes reflect the Board’s view that sustainable value creation is driven not only by strong financial performance, but also by the successful execution of critical strategic initiatives across the company’s businesses.
The rationale for using these measures and their relative weighting is discussed in more detail below.
Earnings Measures
The earnings measure applicable to Messrs. Hollar and Alt and Ms. Mayer continued to be based on enterprise level adjusted non-GAAP operating earnings, which we use as one of our primary measures of overall operating performance.
At the beginning of fiscal 2026, the Compensation Committee established an adjusted non-GAAP operating earnings target of $3,215 million. Based on the Board-approved fiscal 2026 budget, this target represented approximately 15% growth over the prior year’s actual adjusted non-GAAP operating earnings of $2,757 million that was considered by the Compensation Committee.
For Mr. Mason and Ms. Weitzman, the earnings measure continued to be weighted 80% on adjusted segment profit for their respective segments and 20% on enterprise-level adjusted non-GAAP operating earnings. Segment profit serves as the primary measure of operating performance at the segment level, and its use as an earnings measure reflects the roles of Mr. Mason and Ms. Weitzman as leaders of our GMPD and Pharma segments, respectively.
At the beginning of fiscal 2026, the Compensation Committee set a Pharma segment profit target of $2,566 million and a GMPD segment profit target at $165 million. The Pharma segment target was aligned with the fiscal 2026 internal segment profit target and represented approximately 13% growth over the prior year. The GMPD segment’s target was likewise aligned with the fiscal 2026 internal segment profit target and incorporated consideration of a forecasted $50 million net negative financial impact arising from potential risks associated with tariffs imposed under IEEPA on certain goods, materials and products imported from countries in which the company operates.

CARDINAL HEALTH 2026 Proxy Statement	45

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Cash Flow Measure
A cash flow measure is included in the annual incentive program to reinforce the company’s focus on disciplined capital deployment. The ability to generate cash is a critical driver of sustainable growth and underpins the company’s capacity to fund strategic priorities and execute our capital deployment objectives.
For fiscal 2026, the Compensation Committee continued to select non-GAAP adjusted free cash flow as the applicable cash flow measure. This measure reflects cash generated after deducting the purchase of assets such as property and equipment, and other major investments from operating cash flow. Consistent with the company’s external reporting, the metric excludes the impact of unusual or nonrecurring items, such as litigation settlements and recoveries, allowing for a more consistent measurement across periods.
At the beginning of fiscal 2026, the Compensation Committee set a free cash flow target of $3,358 million, aligned with the Board-approved budget.
Strategic Business Objectives
For our fiscal 2026 program, the Compensation Committee continued to utilize performance objectives for each named executive to further align incentive outcomes with the company’s strategic priorities. These objectives were quantitative in nature and encompassed a range of metrics critical to the short- and long-term success of the company’s individual businesses.
Mr. Mason and Ms. Weitzman each had performance objectives specific to their respective segments, as summarized in the tables below reflecting their individual goals and results. Messrs. Hollar and Alt and Ms. Mayer were evaluated based on a blended performance outcome, determined by the average achievement across each operating segment’s objectives.
Our Path Forward Measure
For fiscal 2026, the Our Path Forward goal required certain incentive-eligible employees to complete trainings focused on building leader capabilities regarding employee well-being and fostering a respectful workplace culture. Achievement of this objective was measured based on training completion rates between 97.0% and 98.0% among the employees in the named executive’s function or business. See page 33 for a discussion of Our Path Forward.
We describe how we calculate the measures referenced above under “Performance Measure Calculations” on page 62.
Annual Incentive Goals and Results for Messrs. Hollar and Alt and Ms. Mayer
The table below shows goals for the fiscal 2026 annual incentive program and performance against those goals for corporate function employees Messrs. Hollar and Alt and Ms. Mayer.

(dollars in millions)	Weight	Threshold	Target	Maximum	Percent of Target	Weighted Impact
Adjusted non-GAAP operating earnings(1)					114%	108 pp
Non-GAAP adjusted free cash flow(1)					150%	20 pp
Strategic business objectives(2)		Payout achieved is based on the average of each operating segment’s performance measured against individual results			135%	20 pp
Our Path Forward(3)		Target payout achieved if between 97.0% and 98.0% of eligible employees within the corporate function complete leader capability training			150%	15 pp
Total calculated payout						163%
(1)A payout between 20% and 200% of target is earned for achieving the adjusted non-GAAP operating earnings and non-GAAP adjusted free cash flow goals.
(2)A payout between 50% and 200% of target is earned for achieving the strategic business objectives.
(3)A payout between 50% and 150% of target is earned for achieving the Our Path Forward goal.

46	CARDINAL HEALTH 2026 Proxy Statement

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Annual Incentive Goals and Results for Mr. Mason
The table below shows goals for the fiscal 2026 annual incentive program and performance against those goals for the GMPD segment leader, Mr. Mason.

(dollars in millions)	Weight	Threshold	Target	Maximum	Percent of Target	Weighted Impact
GMPD adjusted segment profit(1)(2)					143%	76 pp
Adjusted non-GAAP operating earnings(1)(2)					114%	22 pp
Non-GAAP adjusted free cash flow(2)					150%	20 pp
Strategic business objectives(3)		Payout achieved based on performance against metrics for year-over-year revenue growth in Cardinal Health™ Brand products and improvement in service levels and working capital			83%	13 pp
Our Path Forward(4)		Target payout achieved if between 97.0% and 98.0% of eligible employees within the GMPD segment complete leader capability training			150%	15 pp
Total calculated payout						146%
(1)The overall earnings goal was weighted 80% to GMPD adjusted segment profit and 20% to adjusted non-GAAP operating earnings for the enterprise.
(2)A payout between 20% and 200% of target is earned for achieving the earnings and non-GAAP adjusted free cash flow goals.
(3)A payout between 50% and 200% of target is earned for achieving the strategic business objectives.
(4)A payout between 50% and 150% of target is earned for achieving the Our Path Forward goal.

CARDINAL HEALTH 2026 Proxy Statement	47

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Annual Incentive Goals and Results for Ms. Weitzman
The table below shows goals for the fiscal 2026 annual incentive program and performance against those goals for the Pharma segment leader, Ms. Weitzman.

(dollars in millions)	Weight	Threshold	Target	Maximum	Percent of Target	Weighted Impact
Pharma adjusted segment profit(1)(2)					107%	70 pp
Adjusted non-GAAP operating earnings(1)(2)					114%	22 pp
Non-GAAP adjusted free cash flow(2)					150%	20 pp
Strategic business objectives(3)		Payout achieved based on performance against metrics for driving excellent customer experience, key customer retention, and delivery of Specialty strategy, working capital initiatives and successful integration of MSO businesses			140%	21 pp
Our Path Forward(4)		Target payout achieved if between 97.0% and 98.0% of eligible employees within the Pharma segment complete leader capability training			150%	15 pp
Total calculated payout						148%
(1)The overall earnings goal was weighted 80% to Pharma adjusted segment profit and 20% to adjusted non-GAAP operating earnings for the enterprise.
(2)A payout between 20% and 200% of target is earned for achieving the earnings and non-GAAP adjusted free cash flow goals.
(3)A payout between 50% and 200% of target is earned for achieving the strategic business objectives.
(4)A payout between 50% and 150% of target is earned for achieving the Our Path Forward goal.
Annual Incentive Targets and Payouts
The Compensation Committee annually reviews our named executives’ annual incentive targets as a percentage of base salary. After the review at the beginning of fiscal 2026, the Compensation Committee did not change any of the named executives’ targets as a percentage of base salary other than Ms. Weitzman, which the Compensation Committee increased from 100% to 110% based on market data and growth of the Pharma segment.
The table below shows fiscal 2026 annual incentive awarded to each named executive. As shown in the tables above, enterprise and segment performance would have resulted in total calculated payouts of 163% for the corporate function, 146% for the GMPD segment, and 148% for the Pharma segment.

Name	Target (% of Base Salary)	Target Amount ($)	Payout Level (% of Target)	Calculated Payout ($)
Hollar	175	2,625,000	163	4,278,750
Alt	110	985,856	163	1,606,945
Mason	100	761,986	146	1,112,500
Weitzman	110	847,527	148	1,254,340
Mayer	100	741,232	163	1,208,210

48	CARDINAL HEALTH 2026 Proxy Statement

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Long-Term Incentive Targets and Grants
The Compensation Committee annually reviews our named executives’ long-term incentive targets. After the review at the beginning of fiscal 2026, the Committee approved adjustments for each of our named executives to move their target total direct compensation closer to the median of the Comparator Group market data for their respective roles as well as for internal pay equity considerations.

	Long-Term Incentive Targets
Name	Fiscal 2026 ($)	Fiscal 2025 ($)
Hollar	16,000,000	13,000,000
Alt	4,250,000	3,850,000
Mason	3,350,000	3,250,000
Weitzman	4,000,000	3,650,000
Mayer	3,500,000	3,100,000
The following table shows the long-term incentive awards granted for the fiscal 2026 annual grant (on August 15, 2025) to each of the named executives. The annual grant award mix was 60% in PSUs and 40% in RSUs.

	Fiscal 2026 Annual Grant Awards(1)
Name	RSUs ($)	Target PSUs ($)	Total ($)
Hollar	6,400,000	9,600,000	16,000,000
Alt	1,700,000	2,550,000	4,250,000
Mason	1,340,000	2,010,000	3,350,000
Weitzman	1,600,000	2,400,000	4,000,000
Mayer	1,400,000	2,100,000	3,500,000
(1)The values referenced in the table differ from the accounting values of RSUs and PSUs disclosed in the Summary Compensation Table and the Grants of Plan-Based Awards for Fiscal 2026 table largely due to the timing and determination of such accounting values under the relevant guidance.
Fiscal 2026-2028 Performance Share Unit Grants
The Compensation Committee based the goals for the PSUs for the fiscal 2026 through fiscal 2028 performance cycle (the “Fiscal 26-28 PSUs”) on adjusted non-GAAP diluted EPS CAGR and average annual dividend yield, non-GAAP adjusted free cash flow, and an Our Path Forward goal, with a modifier based on TSR relative to the S&P 500 Health Care Index. The rationale for using these measures and their relative weighting is discussed in more detail below.

(dollars in millions)	Weighting	Threshold	Target	Maximum
Sum of adjusted non-GAAP diluted EPS CAGR and average annual dividend yield(1)
Non-GAAP adjusted free cash flow(1)
Our Path Forward(1)		Achieved based on attainment of favorability scores in employee engagement surveys in select categories
Relative TSR modifier(2)
(1)A payout level between 50% and 200% of target is earned for achieving the adjusted non-GAAP diluted EPS CAGR and average annual dividend yield, non-GAAP adjusted free cash flow, and Our Path Forward goals.
(2)The relative TSR modifier decreases the payout by 20% if relative TSR is below the 20th percentile of the S&P 500 Health Care Index and increases it by 20% if relative TSR is above the 80th percentile of the index (unless absolute TSR is negative).

CARDINAL HEALTH 2026 Proxy Statement	49

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Earnings Measure
Seventy percent of the payout for the Fiscal 26-28 PSUs will be earned based on the sum of adjusted non-GAAP diluted EPS CAGR and average annual dividend yield over the three-year performance cycle. These measures influence TSR over the long term, align management’s interests with shareholders’ interests, and reflect operating performance as well as capital deployment through acquisitions, dividends, and share repurchases.
The earnings goal set by the Compensation Committee aligned with our fiscal 2026 budget and long-term projections.
Cash Flow Measure
A cash flow measure is included in the long-term incentive program to align with our focus on capital deployment. Our ability to generate cash is critical to our growth and necessary to fund the activities needed to meet our capital deployment objectives.
The cash flow measure used for the Fiscal 26-28 PSUs was non-GAAP adjusted free cash flow, which shows cash generated after deducting the purchase of assets such as property and equipment, and other major investments from operating cash flow. This metric aligns with the cash flow measure that we present externally in our earnings materials and removes the effect of unusual or nonrecurring items, such as litigation settlements and recoveries, allowing for a more consistent measurement across periods.
The free cash flow goal set by the Compensation Committee aligned with our fiscal 2026 budget and long-term projections.
Our Path Forward Measure
The Fiscal 26-28 PSUs included an Our Path Forward measure focused on attainment of favorability scores in employee engagement surveys to be conducted during the performance period in select categories. See page 33 for a discussion of Our Path Forward.
Relative TSR Modifier
A relative TSR modifier measured over a three-year period continues to link this long-term incentive compensation directly to our relative shareholder returns and provide further alignment with shareholder interests while also recognizing factors that impact our industry and peers. We use the S&P 500 Health Care Index as the peer group because it is an objective, widely available index with broad representation in the healthcare sector.
We describe how we calculate the measures referenced above under “Performance Measure Calculations” on page 62.

50	CARDINAL HEALTH 2026 Proxy Statement

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Fiscal 2024-2026 Performance Share Unit Payouts
In August 2026, the Compensation Committee certified the payout of the Fiscal 24-26 PSUs at 236% of target based on actual performance. The payout reflects an increase of 20% due to the application of the relative TSR modifier.
The Fiscal 24-26 PSUs were eligible to be earned based on achievement versus a three-year adjusted non-GAAP diluted EPS CAGR and average annual dividend yield goal, an operating cash flow goal, and an Our Path Forward measure, with a modifier based on TSR relative to the S&P 500 Health Care Index.
We describe how we calculate the measures referenced above under “Performance Measure Calculations” on page 62.

(dollars in millions)	Weighting	Threshold	Target	Maximum	Percent of Target	Weighted Impact
Sum of adjusted non-GAAP diluted EPS CAGR and average annual dividend yield(1)(2)					213%	140 pp
Operating Cash Flow(2)					189%	40 pp
Our Path Forward(3)		Achieved based on attainment of favorability scores in employee engagement surveys in select categories			167%	17 pp
Payout before relative TSR modifier applied						197%
Relative TSR modifier(4)			Ranked at the top of S&P 500 Health Care Index
Final payout					236%
(1)A payout was earned based on the sum of adjusted non-GAAP diluted EPS CAGR and average annual dividend yield over the three-year performance cycle. The actual adjusted non-GAAP diluted EPS CAGR was 23.3% and the actual average annual dividend yield was 2.2%.
(2)A payout between 50% and 200% of target is earned for achieving the adjusted non-GAAP diluted EPS CAGR and average annual dividend yield and operating cash flow goals.
(3)A payout between 50% and 200% of target is earned for achieving the Our Path Forward goal.
(4)The relative TSR modifier decreases the payout by 20% if relative TSR is below the 20th percentile of the S&P 500 Health Care Index and increases it by 20% if relative TSR is above the 80th percentile of the index (unless absolute TSR is negative). Given that our TSR finished above the 80th percentile (i.e., in the 100th percentile of the S&P 500 Health Care Index), the relative TSR modifier increased the payout by 20% as shown above.
The chart below shows PSU payouts based on our actual results over the last five performance cycles, illustrating the correlation of pay with performance. Three-year TSR is calculated as TSR over the three fiscal year period expressed as a percentage, calculated based on changes in stock price assuming reinvestment of dividends.

3-year TSR	24.2%	100.0%	86.2%	235.5%	162.5%
Application of relative TSR modifier	No modification	20% increase in payout	20% increase in payout	20% increase in payout	20% increase in payout

CARDINAL HEALTH 2026 Proxy Statement	51

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
The table below shows the target and earned Fiscal 24-26 PSUs for our named executives.

Name	Target Number of Shares (#)	Number of Shares Earned (#)
Hollar	79,646	187,965
Alt	24,889	58,738
Mason	19,912	46,992
Weitzman	23,230	54,823
Mayer	19,912	46,992
Other Elements of Compensation
Retirement Benefits
Our 401(k) Savings Plan and DCP allow U.S.-based employees to accumulate value on a tax-deferred basis and allow us to be competitive in recruiting and retaining talent. Our DCP permits certain management employees, including the named executives, to defer payment and taxation of a portion of their salary and annual incentive compensation into a variety of different investment alternatives. We make matching contributions subject to limits discussed under “Nonqualified Deferred Compensation in Fiscal 2026” beginning on page 64. We also may make additional contributions to the 401(k) Savings Plan and DCP on the same basis for all participating employees. Named executives also may elect to defer payment and taxation of PSUs and RSUs.
Perquisites
The Compensation Committee encourages use of our corporate aircraft for the personal travel of our CEO because it enhances his safety and security and increases his time available for business purposes. As part of its periodic review of Mr. Hollar’s security and travel arrangements, the Compensation Committee considered a number of factors, including an independent security assessment, the overall security environment applicable to senior executives, and the Committee’s judgment that these arrangements are reasonable, appropriate, and in the interests of the company and its shareholders. Mr. Hollar’s fiscal 2026 personal travel allowance on our corporate aircraft was $500,000. Mr. Hollar did not receive tax reimbursement for any imputed income associated with personal travel during fiscal 2026. We may be reimbursed under an aircraft time-sharing agreement for incremental costs when Mr. Hollar uses the aircraft for personal travel, which reimbursed travel does not count against his personal travel allowance.
We also provide home security system installation and monitoring for our executive officers and additional personal security services for our CEO. We believe that these security services are appropriate and necessary given the risks associated with corporate executive positions.
Severance and Change of Control Benefits
Under our Cardinal Health, Inc. Senior Executive Severance Plan (the “Severance Plan”) adopted by the Board in 2018, our named executives are eligible for severance benefits under certain circumstances. The table below describes the benefits received by our named executives under specific termination events under the Severance Plan.

Termination Event	Benefits Received
Termination without cause after September 21, 2025 and other than during COC Period(1)
•Cash severance equal to 2.0 times the sum of annual base salary and target bonus for the CEO and 1.5 times the sum of annual base salary and target bonus for other named executives
•Prorated annual bonus for the year of termination based on actual performance
•Up to 18 months of health insurance premiums and up to 12 months of outplacement services

Termination without cause or termination for good reason during COC Period
•Cash severance equal to 2.5 times the sum of annual base salary and target bonus for the CEO and 2.0 times the sum of annual base salary and target bonus for other named executives
•Prorated annual bonus for the year of termination based on the greater of target performance and actual performance
•Up to 18 months of health insurance premiums and up to 12 months of outplacement services

(1)For purposes of the Severance Plan, the “COC Period” refers to the two-year period commencing upon the occurrence of a change of control.

52	CARDINAL HEALTH 2026 Proxy Statement

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
As previously disclosed, on September 21, 2023, the Compensation Committee approved the Third Amendment to the Severance Plan (the “Amendment”), which had increased the cash severance multiple for executive officers and changed the treatment of unvested stock awards to provide for prorated vesting if we terminated them without cause on or before September 21, 2025 (and not during the two years following a change of control). This treatment of unvested stock awards generally mirrored the treatment of unvested stock awards held by retirement-eligible executives if they were involuntarily terminated. Such changes to the Severance Plan had remained in place only until September 21, 2025, in connection with a business portfolio review, following which date the Severance Plan automatically reverted to its original terms, as detailed in the table above.
Receipt of severance benefits is subject to the terms of the Severance Plan, including the required execution of a general release and compliance with certain restrictive covenants.
We believe that the Severance Plan is competitive with market practices and provides appropriate levels of benefits under standard terms and conditions related to executive separations. These benefits are an important component of our compensation packages designed to attract and retain top caliber talent in senior leadership roles and define terms and conditions of separation events. We do not have any agreements to provide change-of-control excise tax gross-ups.
We have a policy regarding shareholder approval of severance agreements, which requires shareholder approval prior to our entering into severance agreements with executives that would provide cash severance benefits exceeding 2.99 times base salary and target bonus.
We discuss our severance and change of control benefits in detail under “Potential Payments on Termination of Employment or Change of Control” beginning on page 66.
Our Policies, Guidelines, and Practices Related to Executive Compensation
Role of Compensation Committee’s Compensation Consultant
The Compensation Committee has utilized Korn Ferry as its independent executive compensation consultant since 2018. In its role as the Compensation Committee’s executive compensation consultant during fiscal 2026, Korn Ferry (among other things):
•reviewed materials prepared for the Compensation Committee by management;
•assisted the Compensation Committee in the design and implementation of our executive compensation program, including the selection of the key elements of the program, setting of targeted payments for each element, and establishment of performance targets;
•made recommendations regarding the compensation of our CEO and other named executives and the compensation of our directors;
•conducted an annual review of the composition of our Comparator Group, advised the Compensation Committee with respect to the competitiveness of our executive and director compensation programs and pay levels in comparison to those of Comparator Group companies, and identified trends in executive and director compensation; and
•attended Compensation Committee meetings.
Fees paid to Korn Ferry in fiscal 2026 for executive and director compensation consulting services provided to the Compensation Committee were $307,750. Korn Ferry also provided leadership development and other services to management during the fiscal year. Fees paid to Korn Ferry in fiscal 2026 for these other services were $549,434.
The Compensation Committee has determined that Korn Ferry is independent and its other work for the company does not raise any conflicts of interest. The Compensation Committee reached this determination by reviewing the fees paid to Korn Ferry and evaluating its work under applicable SEC rules and NYSE listing standards on conflicts of interest and independence. This evaluation included considering all the services provided to the company, the amount of fees received as a percentage of Korn Ferry’s annual revenue, Korn Ferry’s policies and procedures designed to prevent conflicts of interest and maintain independence, any business or personal relationships between Korn Ferry and the members of our Compensation Committee or executive officers, and any ownership of our stock by Korn Ferry’s team that provided executive and director compensation consulting services. The Compensation Committee must pre-approve the engagement of Korn Ferry for any consulting services provided in addition to those provided to the Compensation Committee.

CARDINAL HEALTH 2026 Proxy Statement	53

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Role of Executive Officers
Our CEO and Chief Human Resources Officer participate in Compensation Committee meetings to make recommendations regarding program design and compensation amounts, present performance assessments of the named executives (other than our CEO), and discuss company performance. The Compensation Committee may delegate authority to our executive officers to administer certain compensation plans for participants who are not officers subject to Section 16 of the Exchange Act.
Our CEO reviews his performance objectives with the Compensation Committee at the beginning of the fiscal year. Following the end of the fiscal year, the Committee reviews and discusses the performance and compensation of the CEO in executive session and with the Chair of the Board. The CEO does not participate in discussions regarding his own compensation.
Comparator Group
Each year, the Compensation Committee, in consultation with Korn Ferry, evaluates a “Comparator Group” of similarly situated public companies that serves as a reference for comparing our named executives’ pay to the market. Our Comparator Group reflects the industries in which we primarily compete for executive talent and includes direct competitors and other companies in the healthcare field. Our Comparator Group also includes air/freight and logistics companies and retailers because of their similar sizes and business models.
The following companies comprised the Comparator Group for fiscal 2026 executive pay decisions, which did not change from the prior fiscal year:

Abbott Laboratories	Johnson & Johnson
Accendra Health, Inc. (previously known as Owens & Minor, Inc.)	The Kroger Co.
Baxter International Inc.	Labcorp Holdings Inc.
Becton, Dickinson and Company	McKesson Corporation
Boston Scientific Corporation	Medtronic plc
Cencora, Inc.	Stryker Corporation
The Cigna Group	Sysco Corporation
CVS Health Corporation	Target Corporation
Danaher Corporation	Thermo Fisher Scientific Inc.
Elevance Health, Inc.	United Parcel Service, Inc.
FedEx Corporation	UnitedHealth Group Incorporated
Henry Schein, Inc.	Walgreens Boots Alliance, Inc.
The Compensation Committee uses the following guidelines when it reviews the Comparator Group’s composition to ensure that the companies remain relevant for comparison purposes:
•firm size (firms generally falling in the range of 0.2 to 2.0 times our revenue and 0.2 to 5.0 times our market capitalization);
•industry;
•business model; and
•other secondary considerations, such as talent market, customer base, and market presence.
Our revenue is in the top quintile of the Comparator Group and our market capitalization is in the bottom quintile.
In May 2026, the Compensation Committee, with the assistance of Korn Ferry, reviewed the Comparator Group and approved several changes effective for fiscal 2027. HCA Healthcare, Inc. and Humana Inc. were added, and Boston Scientific Corporation, Stryker Corporation, and UnitedHealth Group Incorporated were removed, to further align the Comparator Group with the company’s evolving business portfolio. In addition, Walgreens Boots Alliance, Inc. and Accendra Health, Inc. were removed following corporate transactions that affected their suitability as comparators.

54	CARDINAL HEALTH 2026 Proxy Statement

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
How We Use Comparator Group Data
Each year, Korn Ferry presents to the Compensation Committee an annual review of the market competitiveness of our named executives’ target total direct compensation using Comparator Group proxy statement data. The review assesses the market positioning of each named executive by position and, for the named executives other than the CEO and CFO, pay rank, and indicates where target total pay falls within a competitive range (generally within 20%) of the median of the Comparator Group. The review also indicates the competitive positioning of each named executive’s base salary, target annual incentives, target total cash compensation, target long-term incentives, target pay mix, and long-term incentive vehicles.
The Compensation Committee determines target total direct compensation for each named executive using Korn Ferry’s market competitiveness assessment as a reference point. In addition, the Compensation Committee also takes into consideration an executive’s job responsibilities, time in role, performance, potential, and unique or hard-to-replace skills as well as retention and other considerations.
Risk Assessment of Compensation Programs
Management has assessed our compensation programs and concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on Cardinal Health. This risk assessment included reviewing the design and operation of our compensation programs, identifying and evaluating situations or compensation elements that could raise more significant risks, and evaluating other controls and processes designed to identify and manage risk. The Compensation Committee along with Korn Ferry reviewed the risk assessment for fiscal 2026 and concurred with management’s conclusion.
Compliance Review with Risk Oversight Committee
The Compensation Committee has adopted a formal process which provides that when it assesses executives’ individual performance for annual incentive awards, it considers our executive officers’ alignment with our Standards of Business Conduct and values. The Risk Oversight Committee, supported by the company’s Ethics and Compliance organization, provides input in this process.
Stock Ownership Guidelines
We have established stock ownership guidelines to align the interests of our executive officers and directors with the interests of our shareholders. The guidelines specify a dollar value (expressed as a multiple of salary or cash retainer) of shares that executive officers and directors must accumulate and hold while serving in these positions. Our CEO’s ownership requirement is six times base salary, our CFO’s and segment CEOs’ ownership requirement is four times base salary, and other executive officers’ ownership requirement is three times base salary. Directors are required to own five times their cash retainer.
We count common shares, unvested RSUs, and vested but deferred RSUs and PSUs as shares owned for purposes of the stock ownership guidelines. Unexercised stock options and unvested PSUs are not counted as shares owned for these purposes. Executive officers and directors are expected to retain 100% of the net after-tax shares received under any equity awards until they satisfy the required ownership levels.
The Compensation Committee reviews executive officer compliance with our stock ownership guidelines each year.

	Stock Ownership Policy
	Target Ownership		Actual Ownership(1)
Name	Multiple of Base Salary	Multiple Expressed in Dollars	Multiple of Base Salary	Value of Shares Held by Executive in Dollars
Hollar	6	9,000,000	28.1	42,150,000
Alt	4	3,600,000	6.2	5,565,486
Mason	4	3,060,000	7.0	5,372,018
Weitzman	4	3,100,000	14.4	11,143,828
Mayer	3	2,235,000	9.7	7,255,490
(1)Actual ownership is stated as of June 30, 2026, using fiscal 2026 salary levels. Per our policy, the share price used to calculate share ownership is the 90-day average closing price.

CARDINAL HEALTH 2026 Proxy Statement	55

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Clawback Policies
We maintain a Clawback Policy as required by applicable SEC and NYSE rules that provides for the mandatory recovery of erroneously awarded incentive-based compensation in the event of an accounting restatement. In such an event, we would seek the required recovery of the amount of erroneously awarded incentive-based compensation paid to covered executives that was in excess of the amount that would have been awarded based on the restated financial results, subject to and in accordance with the terms of the Clawback Policy and applicable law. The foregoing summary of our Clawback Policy does not purport to be complete and is qualified by reference to the Clawback Policy, a copy of which can be found as an exhibit to our Annual Report on Form 10-K.
Separate from and in addition to the Clawback Policy, our Cardinal Health, Inc. Management Incentive Plan (“MIP”) and 2021 LTIP contain contractual provisions under which we may seek recovery of both time and performance-vesting incentive awards if a plan participant engages in misconduct that causes or contributes to the need to restate previously filed financial statements and the payment was based on financial results that we subsequently restate.
Our MIP and 2021 LTIP also provide for forfeiture of outstanding awards and recovery of gains realized from vested awards if a plan participant breaches our Standards of Business Conduct, discloses confidential information, commits fraud, gross negligence, or willful misconduct, solicits business or our employees, disparages us, or engages in certain competitive actions while employed by Cardinal Health or for a set period of time after termination of employment.
We will disclose publicly the incentive compensation forfeitures or recoveries from our executive officers if required by law or NYSE listing standards or if we have already disclosed publicly the underlying event triggering the forfeiture or repayment and the disclosure would not violate any individual’s privacy rights, is not likely to result in or exacerbate any existing or threatened employee, shareholder, or other litigation, arbitration, investigation, or proceeding against us, and is not otherwise prohibited.
Insider Trading Policy; Hedging and Pledging Shares
We have adopted an insider trading policy that governs the purchase, sale, and other disposition of our securities by our employees, directors, and officers. We believe our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules, and regulations as well as with NYSE listing standards. The Audit Committee reviews the policy annually and receives updates regarding the Company’s insider trading compliance program.
Our insider trading policy prohibits our employees, directors, officers, and consultants from trading in our securities while in possession of material nonpublic information, among other things. The insider trading policy also prohibits all employees (including officers) and directors from entering into short sales, publicly traded options, puts and calls, forward sale contracts, and other swap, hedging, or derivative transactions relating to our securities. It also prohibits our executive officers and directors from holding our securities in margin accounts or pledging our securities as collateral for a loan.
In addition, with regard to the company’s trading in its own securities, it is the company’s policy to comply with applicable securities laws.
The foregoing summary of our insider trading policy does not purport to be complete and is qualified by reference to the Restrictions on buying and selling stock and securities (Insider trading) policy, a copy of which can be found as an exhibit to our Annual Report on Form 10-K.
Equity Grant Practices
The Compensation Committee reviews and approves annual equity awards to named executives and other eligible employees on or before the grant date in August of each year. We also may make equity awards at other times during the year for new hires or for other reasons, including, for example, a job promotion, because of an acquisition, or for retention purposes. The Compensation Committee has delegated authority to our CEO and Chief Human Resources Officer to approve grants to employees who are not designated as Section 16 officers. These awards are generally granted on the 15th day of a month. The Compensation Committee must approve any equity awards to our Section 16 officers, including the named executives.
We do not backdate or retroactively grant PSUs or RSUs. We generally schedule Board and Compensation Committee meetings at least a year in advance and the grant date for annual equity awards to our employees is generally the same each year following the release of earnings for the prior fiscal year. We do not time the disclosure of earnings or other major announcements for purposes of affecting the value of executive compensation.
We do not currently grant new awards of stock options, stock appreciation rights, or similar option-like instruments.
Equity Dilution Practices
Our fiscal 2026 annual equity run rate was 0.33%. We calculate our equity run rate as the total number of shares subject to equity awards granted in the fiscal year divided by the weighted average number of our common shares outstanding during the fiscal year.

56	CARDINAL HEALTH 2026 Proxy Statement

EXECUTIVE COMPENSATION
Human Resources and Compensation Committee Report
Human Resources and Compensation Committee Report
We have reviewed and discussed the foregoing CD&A with management. Based on that review and discussion, we have recommended to the Board that the CD&A be included in this proxy statement and in Cardinal Health’s Annual Report on Form 10-K for the fiscal year ended June 30, 2026.
Submitted by the Human Resources and Compensation Committee of the Board.(2)
Nancy Killefer, Chair
Michelle M. Brennan
David C. Evans
Patricia A. Hemingway Hall
Robert W. Musslewhite
(2)Composition of the Compensation Committee as of September 7, 2026, the date on which the report was adopted.

CARDINAL HEALTH 2026 Proxy Statement	57

EXECUTIVE COMPENSATION
Executive Compensation Tables
Executive Compensation Tables
The table below summarizes fiscal 2026 (and prior years) compensation for our CEO, CFO, and three other most highly compensated executive officers as of June 30, 2026, the last day of our fiscal year.
Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
Jason M. Hollar	2026	1,500,000	—	16,259,918	4,278,750	535,681	22,574,349
Chief Executive Officer	2025	1,492,329	—	13,431,441	3,551,742	500,683	18,976,195
	2024	1,434,153	—	20,640,912	3,112,112	464,032	25,651,209
Aaron E. Alt	2026	896,233	—	4,318,999	1,606,945	37,996	6,860,173
Chief Financial Officer	2025	871,164	—	3,977,813	1,303,262	57,796	6,210,035
	2024	846,038	—	4,824,118	1,153,996	18,749	6,842,901
Stephen M. Mason	2026	761,986	—	3,404,479	1,112,500	14,400	5,293,365
Chief Executive Officer, Global Medical Products and Distribution Segment	2025	741,932	—	3,357,917	593,545	51,650	4,745,044
	2024	721,038	—	5,973,322	627,303	16,150	7,337,813
Deborah L. Weitzman	2026	770,479	—	4,064,943	1,254,340	30,395	6,120,157
Chief Executive Officer, Pharmaceutical and Specialty Solutions Segment	2025	741,932	—	3,771,217	964,511	30,197	5,507,857
	2024	709,153	—	3,598,977	758,794	21,923	5,088,847
Jessica L. Mayer	2026	741,233	—	3,556,822	1,208,210	27,918	5,534,183
Chief Legal and Compliance Officer	2025	716,932	—	3,202,943	975,027	30,450	4,925,352
	2024	696,038	—	3,084,840	863,087	13,800	4,657,765
(1)The amounts reported in the “Stock Awards” column represent the aggregate accounting value of PSUs and RSUs granted during each fiscal year. The accounting values for the PSUs were calculated assuming that the target level of performance conditions will be achieved. The table below sets forth the accounting value of the RSUs granted in fiscal 2026 and the PSUs granted in fiscal 2026 at the target level of performance and the maximum level of performance. See the Grants of Plan-Based Awards for Fiscal 2026 table on page 60 and the accompanying footnotes for information on how the accounting value of each award granted in fiscal 2026 was determined.

	RSUs Granted ($)	PSUs
Name		Target ($)	Maximum ($)
Hollar	6,400,017	9,859,901	23,663,794
Alt	1,700,018	2,618,981	6,285,616
Mason	1,340,057	2,064,422	4,954,613
Weitzman	1,599,929	2,465,014	5,916,064
Mayer	1,400,050	2,156,772	5,176,191
(2)The amounts reported in the “All Other Compensation” column for each named executive include matching charitable contributions for all three fiscal years. The elements of compensation included in the “All Other Compensation” column for fiscal 2026 are set forth in a table below.

58	CARDINAL HEALTH 2026 Proxy Statement

EXECUTIVE COMPENSATION
Executive Compensation Tables
All Other Compensation
The amounts shown for “All Other Compensation” for fiscal 2026 in the Summary Compensation Table include: company contributions to the named executive’s account under our 401(k) plan; company contributions to the named executive’s account under our DCP; matching charitable contributions; and perquisites, in the following amounts:

Name	Company 401(k) Savings Plan Contributions ($)	Company Deferred Compensation Plan Contributions ($)	Matching Charitable Contributions ($)(1)	Perquisites ($)(2)	Total ($)
Hollar	14,400	4,000	20,000	497,281	535,681
Alt	14,400	4,096	19,500	—	37,996
Mason	14,400	0	0	—	14,400
Weitzman	14,400	4,195	11,800	—	30,395
Mayer	14,400	0	13,518	—	27,918
(1)Represents a company match attributable to a charitable contribution under our matching gift program. Under this program and subject to certain restrictions, the Cardinal Health Foundation (our philanthropic affiliate) will match contributions for eligible non-profit organizations.
(2)The amounts shown include the value of perquisites and other personal benefits if the aggregate value exceeded $10,000. We quantify each reported perquisite or personal benefit if it exceeds the greater of $25,000 or 10% of the total amount of perquisites for each named executive.
The amount reported for Mr. Hollar includes the incremental cost to us of his personal use of corporate aircraft of $480,137, his personal use of a car service, and home security system monitoring fees. The Compensation Committee encourages use of our corporate aircraft for Mr. Hollar’s personal travel because it enhances his safety and security and increases his time available for business purposes. As part of its periodic review of Mr. Hollar’s security and travel arrangements, the Compensation Committee considered a number of factors, including an independent security assessment, the overall security environment applicable to senior executives, and the Committee’s judgment that these arrangements are reasonable, appropriate, and in the interests of the company and its shareholders. For fiscal 2026, Mr. Hollar received a personal travel allowance on corporate aircraft of up to $500,000. Mr. Hollar did not receive tax reimbursement for any imputed income associated with personal travel during fiscal 2026. We may be reimbursed under an aircraft time-sharing agreement for incremental costs when Mr. Hollar uses the aircraft for personal travel consistent with Federal Aviation Administration regulations. Reimbursed travel does not count against Mr. Hollar’s personal travel allowance.
We calculate the incremental cost of personal use of corporate aircraft based on the costs incurred for fuel, crew travel, contract pilots, per-flight landing fees, hangar and parking costs, other variable expenses related to each trip, and average trip-related maintenance costs. Since we use our aircraft primarily for business travel, we do not include fixed costs that do not change based on personal use of our aircraft, such as depreciation, pilot salaries, and certain maintenance costs. If an aircraft flies empty before picking up or dropping off a passenger flying for personal reasons, this “deadhead” segment is included in the incremental cost. Subject to availability and space, personal guests may occasionally accompany our named executives on business or personal travel, but, in these instances, there is no incremental cost to the company.

CARDINAL HEALTH 2026 Proxy Statement	59

EXECUTIVE COMPENSATION
Executive Compensation Tables
Grants of Plan-Based Awards for Fiscal 2026
In the table below, we show the potential ranges of the fiscal 2026 annual incentive awards and PSUs and RSUs granted in fiscal 2026. We include the accounting values of the stock awards in the “Stock Awards” column of the Summary Compensation Table.

Name/ Award Type	Grant Date	Approval Date	Estimated Potential Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Potential Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock Awards ($)(4)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Hollar
Annual Incentive			525,000	2,625,000	5,118,750
PSUs	8/15/2025	8/11/2025				32,084	64,167	154,001		9,859,901
RSUs	8/15/2025	8/11/2025							42,778	6,400,017
Alt
Annual Incentive			197,171	985,856	1,922,420
PSUs	8/15/2025	8/11/2025				8,522	17,044	40,906		2,618,981
RSUs	8/15/2025	8/11/2025							11,363	1,700,018
Mason
Annual Incentive			152,397	761,986	1,485,873
PSUs	8/15/2025	8/11/2025				6,718	13,435	32,244		2,064,422
RSUs	8/15/2025	8/11/2025							8,957	1,340,057
Weitzman
Annual Incentive			169,505	847,527	1,652,677
PSUs	8/15/2025	8/11/2025				8,021	16,042	38,501		2,465,014
RSUs	8/15/2025	8/11/2025							10,694	1,599,929
Mayer
Annual Incentive			148,247	741,233	1,445,404
PSUs	8/15/2025	8/11/2025				7,018	14,036	33,686		2,156,772
RSUs	8/15/2025	8/11/2025							9,358	1,400,050
(1)This information relates to annual cash incentive award opportunities with respect to fiscal 2026 performance. Amounts actually earned under the annual cash incentive awards are reported in the Summary Compensation Table in the “Non-Equity Incentive Plan Compensation” column.
(2)“Equity Incentive Plan Awards” are PSUs granted during the fiscal year under our 2021 LTIP. PSUs are eligible to vest after a three-year performance period based on (i) the sum of adjusted non-GAAP diluted EPS CAGR and average annual dividend yield, (ii) non-GAAP adjusted free cash flow, and (iii) an Our Path Forward measure, with a modifier based on TSR relative to the S&P 500 Health Care Index. PSUs accrue cash dividend equivalents that are payable when, and only to the extent that, the PSUs vest.
(3)“All Other Stock Awards” are RSUs granted during the fiscal year under our 2021 LTIP that vest ratably over three years and accrue cash dividend equivalents that are payable when, and only to the extent that, the RSUs vest.
(4)We valued PSUs granted during the fiscal year using a Monte Carlo simulation valuation model based on the probable outcome of the performance conditions as of the grant date. The Monte Carlo model applies a risk-free interest rate and expected volatility assumptions. The risk-free interest rate is assumed to equal the yield on U.S. Treasury bonds on the grant date with remaining terms consistent with the remaining performance measurement period. Expected volatility is based on the average of historical volatility over a look-back period commensurate with the remaining performance measurement period ending on the grant date and the implied volatility from exchange-traded options as of the grant date. For the PSUs granted during the fiscal year, the assumed per-share value was $153.66, using a risk-free rate of 3.70% and expected volatility of 23.60%. We valued RSUs granted during the fiscal year by multiplying the closing price of our common shares on the NYSE on the grant date by the number of RSUs awarded. Accounting values differ from the compensation values of PSU and RSU awards discussed in the CD&A.

60	CARDINAL HEALTH 2026 Proxy Statement

EXECUTIVE COMPENSATION
Executive Compensation Tables
Incentive Plans
Management Incentive Plan
Key management employees, including our named executives, were eligible to receive fiscal 2026 annual cash incentive awards under the MIP. As discussed in the CD&A, the Compensation Committee set performance goals of adjusted non-GAAP operating earnings (and adjusted segment profit for segment CEOs) for 60% of the payout, non-GAAP adjusted free cash flow for 15% of the payout, strategic performance objectives for 15% of the payout, and Our Path Forward for 10% of the payout. Performance against these goals determined the named executives’ annual incentive awards before applying an individual performance factor. The performance goals established by the Compensation Committee may vary from year to year.
The MIP provides that the Compensation Committee determines the timing of payment of any award, provided that payment will occur in all events within the “short term deferral period” specified in Section 409A of the U.S. Internal Revenue Code (the “Code”). The MIP also grants the Compensation Committee broad discretion to assess and determine the amounts payable, including how performance was achieved and whether there were inappropriate risks taken or misconduct by individual participants. In practice, the Compensation Committee has deferred decisions on payment of awards under the annual cash incentive program until fiscal year-end audited financial statements are substantially complete to support its assessment of the company’s and the named executives’ performance.
The Compensation Committee retains discretion to adjust upward or downward any final award for participants based on such further considerations as the Committee determines in its sole discretion. The MIP also provides that MIP awards will be subject to the company’s Clawback Policy and other discretionary clawback provisions. The Compensation Committee may make annual incentive awards to named executives even if we do not achieve threshold performance goals.
2021 Long-Term Incentive Plan
Under our 2021 LTIP, we may grant stock options, stock appreciation rights, stock awards, other stock-based awards, and cash awards to employees. During fiscal 2026, we granted PSUs and RSUs under the 2021 LTIP to our named executives, as shown in the Grants of Plan-Based Awards for Fiscal 2026 table on page 60 and discussed in the CD&A. The 2021 LTIP provides for “double trigger” vesting in connection with a change of control, under which the vesting of awards will accelerate only if there is a qualifying termination within two years after the change of control or if the surviving entity does not provide qualifying replacement awards.
We have one-year minimum vesting provisions in the 2021 LTIP. Under these provisions, stock options and stock awards are subject to a one-year vesting condition, except upon a change of control or the death or disability of the grantee or for up to an aggregate not to exceed 5% of the total number of shares provided for in the 2021 LTIP.
PSUs granted under the 2021 LTIP settle after a performance period by the issuance of shares, which may be a fraction or multiple of the target number of PSUs subject to an award. Issuance of the shares is subject to both continued employment and the achievement of performance goals established by the Compensation Committee (which may vary from award to award).
As discussed in the CD&A, the Compensation Committee established performance goals for the Fiscal 26-28 PSUs based on the sum of adjusted non-GAAP diluted EPS CAGR and average annual dividend yield over the three-year performance cycle for 70% of the payout, non-GAAP adjusted free cash flow for 20% of the payout, and an Our Path Forward goal for 10% of the payout. A modifier based on TSR relative to the S&P 500 Health Care Index is then applied to determine the final payout.
We describe how we calculate the measures referred to in this section under “Performance Measure Calculations” below.

CARDINAL HEALTH 2026 Proxy Statement	61

EXECUTIVE COMPENSATION
Executive Compensation Tables
Performance Measure Calculations
Our primary annual incentive and PSU performance measures are based on non-GAAP financial measures that we use internally for planning and evaluating our performance and generally present externally in our earnings materials and SEC reports. We generally adjust these non-GAAP financial measures to exclude some items that are included in our GAAP measures, such as any restructuring and employee severance costs, amortization and other acquisition-related costs, acquisition-related cash and share-based compensation costs, net impairments and gains or losses on disposal of assets, and net litigation recoveries or charges. We make these adjustments primarily because these items are not part of our ongoing operations or included in our financial planning. We explain the adjustments to our non-GAAP financial measures and provide a reconciliation to GAAP measures in Annex A.

Award	Performance Measure	Notes
Fiscal 2026 Annual Cash Incentive	Adjusted non-GAAP operating earnings	See “Definitions” in Annex A.
	Adjusted segment profit	See “Definitions” in Annex A.
	Non-GAAP adjusted free cash flow	See “Definitions” in Annex A.
	Strategic performance objectives	Performance objectives for each named executive that are intended to support our strategic priorities.
	Our Path Forward	Completion of required trainings focused on building leader capabilities related to employee well-being and a respectful culture.
Fiscal 26-28 PSUs	Sum of adjusted non-GAAP diluted EPS CAGR and average annual dividend yield
Adjusted non-GAAP diluted EPS CAGR is the compound annual growth rate of adjusted non-GAAP diluted EPS attributable to Cardinal Health, Inc., as defined in Annex A, calculated by dividing adjusted non-GAAP diluted EPS for the last fiscal year of the performance period by adjusted non-GAAP diluted EPS for the fiscal year immediately preceding the performance period, raising the quotient to the power of one divided by the number of years in the performance period, and then subtracting by one. Average annual dividend yield is the sum of all cash dividends paid per share during a performance period divided by the number of years in the performance period; the quotient is then divided by our closing share price on the grant date.

	Non-GAAP adjusted free cash flow	Same calculation as used for this metric in the fiscal 2026 annual cash incentive program, as described above, except that, for PSU purposes, performance is measured based on the cumulative non-GAAP adjusted free cash flow generated over the performance period.
	Our Path Forward	Focuses on attainment of favorability scores in employee engagement surveys to be conducted during the performance period in select categories.
	Relative TSR modifier	Cumulative TSR for the performance period assuming dividend reinvestment and determined based on the average daily closing stock prices for the 20 trading days ending immediately prior to the first day and last day of the three-year performance period, respectively. TSR percentile rank references companies in the S&P 500 Health Care Index on both the first and the last day of the performance period and any company that filed for bankruptcy during the performance period is assigned a -100% TSR. No upward adjustment will occur if absolute TSR is negative regardless of the TSR percentile rank.
Fiscal 24-26 PSUs	Sum of adjusted non-GAAP diluted EPS CAGR and average annual dividend yield	Same calculation as used for this metric for the Fiscal 26-28 PSUs, as described above.
	Operating cash flow	Net cash provided by operating activities as shown in our consolidated statements of cash flows, except that, for PSU purposes, performance is measured based on the cumulative non-GAAP adjusted free cash flow generated over the performance period.
	Our Path Forward	Measured progress against long-term aspirational management representation goals.
	Relative TSR modifier	Same calculation as used for this metric for the Fiscal 26-28 PSUs, as described above.

62	CARDINAL HEALTH 2026 Proxy Statement

EXECUTIVE COMPENSATION
Executive Compensation Tables
Outstanding Equity Awards at Fiscal Year-End for Fiscal 2026
The table below shows the number of shares underlying unvested PSUs and RSUs held by our named executives on June 30, 2026. No outstanding stock options were held by our named executives on June 30, 2026.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Hollar	92,603	(3)	21,998,769	460,863	(4)	109,482,614
Alt	26,408	(5)	6,273,484	135,640	(6)	32,222,638
Mason	20,819	(7)	4,945,762	110,004	(8)	26,132,550
Weitzman	24,132	(9)	5,732,798	127,497	(10)	30,288,187
Mayer	20,873	(11)	4,958,590	109,538	(12)	26,021,847
(1)The market value is the product of $237.56, the closing price of our common shares on the NYSE on June 30, 2026, and the number of shares subject to unvested awards.
(2)Fiscal 24-26 PSUs are actual amounts that vested based on our performance over the performance period. Based on current performance in accordance with the SEC rules, PSUs for the fiscal 2025 through fiscal 2027 performance cycle (“Fiscal 25-27 PSUs”) and Fiscal 26-28 PSUs assume payout at the maximum payout level (without giving effect to the relative TSR modifier). Outstanding PSUs, if earned, pay out in August 2026, August 2027, and August 2028.
(3)Reflects RSUs that vest as follows: 48,021 shares on August 15, 2026; 30,322 shares on August 15, 2027; and 14,260 shares on August 15, 2028.
(4)Reflects 187,965 Fiscal 24-26 PSUs, 144,564 Fiscal 25-27 PSUs, and 128,334 Fiscal 26-28 PSUs.
(5)Reflects RSUs that vest as follows: 14,075 shares on August 15, 2026; 8,545 shares on August 15, 2027; and 3,788 shares on August 15, 2028.
(6)Reflects 58,738 Fiscal 24-26 PSUs, 42,814 Fiscal 25-27 PSUs, and 34,088 Fiscal 26-28 PSUs.
(7)Reflects RSUs that vest as follows: 10,966 shares on August 15, 2026; 6,867 shares on August 15, 2027; and 2,986 shares on August 15, 2028.
(8)Reflects 46,992 Fiscal 24-26 PSUs, 36,142 Fiscal 25-27 PSUs, and 26,870 Fiscal 26-28 PSUs.
(9)Reflects RSUs that vest as follows: 12,661 shares on August 15, 2026; 7,906 shares on August 15, 2027; and 3,565 shares on August 15, 2028.
(10)Reflects 54,823 Fiscal 24-26 PSUs, 40,590 Fiscal 25-27 PSUs, and 32,084 Fiscal 26-28 PSUs.
(11)Reflects RSUs that vest as follows: 10,932 shares on August 15, 2026; 6,821 shares on August 15, 2027; and 3,120 shares on August 15, 2028.
(12)Reflects 46,992 Fiscal 24-26 PSUs, 34,474 Fiscal 25-27 PSUs, and 28,072 Fiscal 26-28 PSUs.

CARDINAL HEALTH 2026 Proxy Statement	63

EXECUTIVE COMPENSATION
Executive Compensation Tables
Option Exercises and Stock Vested for Fiscal 2026
The table below shows stock options that were exercised, and PSUs and RSUs that vested, during fiscal 2026 for each of our named executives.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)
Hollar	—	—	307,289	45,973,507
Alt	—	—	81,978	12,566,674
Mason	—	—	69,289	10,401,069
Weitzman	—	—	54,617	8,203,422
Mayer	—	—	63,385	9,507,670
(1)This column represents shares acquired on vesting of PSUs granted during fiscal 2023 and RSUs granted during fiscal 2023, 2024, and 2025.
Nonqualified Deferred Compensation in Fiscal 2026
The table below provides information regarding the named executives’ accounts under our DCP and deferred share arrangements.

Name/Award Type	Executive Contributions in Last FY ($)(1)(2)	Cardinal Health Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(4)
Hollar
DCP	361,773	4,000	472,480	—	2,454,329
Deferred shares	—	—	3,717,912	—	12,697,344
Alt
DCP	201,297	4,100	59,052	—	397,736
Deferred shares	—	—	—	—	—
Mason
DCP	—	—	153,768	—	710,355
Deferred shares	—	—	—	—	—
Weitzman
DCP	866,871	4,200	1,045,653	—	7,377,913
Deferred shares	—	—	—	—	—
Mayer
DCP	48,751	4,000	15,191	—	389,811
Deferred shares	—	—	—	—	—
(1)The DCP amounts shown include salary and fiscal 2025 cash incentive awards deferred during fiscal 2026.
(2)DCP amounts included as contributions in the table and also reported as fiscal 2026 compensation in the Summary Compensation Table of this proxy statement are as follows: Mr. Hollar — $139,000; Mr. Alt — $75,071; Ms. Weitzman — $388,816; and Ms. Mayer — $4,000.
(3)We calculate the aggregate DCP earnings based upon the change in value of the investment options selected by the named executive during the year. Aggregate deferred share earnings are calculated based upon the change in their total value from the first day of the fiscal year (or the vesting date, if later) to the last day of the fiscal year.
(4)DCP amounts included in the aggregate balance at June 30, 2026 in the table and also reported as fiscal 2025 and 2024 compensation in the Summary Compensation Table of this proxy statement are as follows: Mr. Hollar — $154,058; Mr. Alt — $104,585; Ms. Weitzman — $456,593; and Ms. Mayer — $4,000.

64	CARDINAL HEALTH 2026 Proxy Statement

EXECUTIVE COMPENSATION
Executive Compensation Tables
Our DCP permits certain management employees, including the named executives, to defer between 1% and 50% of base salary and between 1% and 80% of incentive compensation. In addition, we may make additional matching and non-matching contributions to the deferred balances of participants. We make matching contributions on amounts deferred under the DCP from compensation in excess of $360,000, but not in excess of $460,000 (subject to future annual adjustments based on certain U.S. Internal Revenue Service limits), at the same rate as contributions are matched under the 401(k) Savings Plan. We also may credit participants’ accounts with additional company contributions in the same amount as company contributions made to the 401(k) Savings Plan based on a percentage of fiscal year compensation in excess of $360,000, but not in excess of $460,000.
Each participant may direct the investment of their DCP account by selecting among certain notional investment options that generally track publicly available mutual funds and investments and by periodically changing investment elections as the participant deems appropriate. We pay participants’ deferred balances in cash upon retirement, termination from employment, death, or total disability in a single lump sum or annual installment payments over a period of five or ten years. The DCP does not qualify under Section 401(a) of the Code and is exempt from many of the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”) as a “top hat” plan for a select group of management or highly compensated employees.
Apart from the DCP, a named executive also may defer receipt of shares that otherwise would be issued on the date that stock awards vest until after the named executive is no longer employed by Cardinal Health or until a fixed future date.

CARDINAL HEALTH 2026 Proxy Statement	65

EXECUTIVE COMPENSATION
Executive Compensation Tables
Potential Payments upon Termination of Employment or Change of Control at Fiscal Year-End
In accordance with the SEC rules, the table below presents the potential payments and benefits in the event of termination of employment or a change of control for each named executive, calculated as if the named executive’s employment had terminated under the indicated circumstances as of June 30, 2026, the last day of fiscal 2026. The table below uses the closing market price of our common shares on June 30, 2026 ($237.56).
The table does not include certain other benefits that are available to all our salaried employees upon retirement, death, or disability, including 401(k) Savings Plan distributions, group and supplemental life insurance benefits, and short-term and long-term disability benefits. The amounts reported in the table below are hypothetical amounts. Actual payments will depend on the circumstances and timing of any termination of employment or change of control. The paragraphs following the table explain the general provisions applicable to each termination or change of control situation.

	Voluntary Termination ($)(1)		Involuntary Termination Without Cause ($)		Death or Disability ($)		Qualifying Termination Following Change of Control ($)
Hollar
Cash severance	0		8,250,000		0		10,312,500
Annual cash incentive award(2)	0		2,625,000		2,625,000		2,625,000
Long-term incentive awards(3)	0		93,115,681	(4)	131,481,383	(5)	131,481,383	(5)
Medical benefits	0		33,216		0		33,216
Outplacement services	0		25,000		0		25,000
Total	0		104,048,897		134,106,383		144,477,099
Alt
Cash severance	0		2,835,000		0		3,780,000
Annual cash incentive award(2)	0		985,856		985,856		985,856
Long-term incentive awards(3)	0		0	(4)	38,496,123	(5)	38,496,123	(5)
Medical benefits	0		34,144		0		34,144
Outplacement services	0		25,000		0		25,000
Total	0		3,880,000		39,481,979		43,321,123
Mason
Cash severance	0		2,295,000		0		3,060,000
Annual cash incentive award(2)	761,986		761,986		761,986		761,986
Long-term incentive awards(3)	22,522,826	(4)	22,522,826	(4)	31,078,312	(5)	31,078,312	(5)
Medical benefits	0		34,034		0		34,034
Outplacement services	0		25,000		0		25,000
Total	23,284,812		25,638,846		31,840,298		34,959,332
Weitzman
Cash severance	0		2,441,250		0		3,255,000
Annual cash incentive award(2)	847,527		847,527		847,527		847,527
Long-term incentive awards(3)	26,040,852	(4)	26,040,852	(4)	36,020,985	(5)	36,020,985	(5)
Medical benefits	0		34,034		0		34,034
Outplacement services	0		25,000		0		25,000
Total	26,888,379		29,388,663		36,868,512		40,182,546
Mayer
Cash severance	0		2,235,000		0		2,980,000
Annual cash incentive award(2)	741,233		741,233		741,233		741,233
Long-term incentive awards(3)	22,340,380	(4)	22,340,380	(4)	30,980,437	(5)	30,980,437	(5)
Medical benefits	0		22,960		0		22,960
Outplacement services	0		25,000		0		25,000
Total	23,081,613		25,364,573		31,721,670		34,749,630
(1)Mses. Mayer and Weitzman satisfied the standard age and service requirements to qualify for retirement under our MIP and 2021 LTIP in the event of a voluntary termination.

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EXECUTIVE COMPENSATION
Executive Compensation Tables
(2)Assumes that the annual cash incentive payouts were at the following fiscal 2025 target amounts: Mr. Hollar — $2,625,000 (actual payout was $4,278,750); Mr. Alt — $985,856 (actual payout was $1,606,945); Mr. Mason — $761,986 (actual payout was $1,112,500); Ms. Weitzman — $847,527 (actual payout was $1,254,340); and Ms. Mayer — $741,233 (actual payout was $1,208,210).
(3)We valued the vesting of PSUs and RSUs by multiplying the closing price of our common shares on June 30, 2026 by the number of PSUs and RSUs. PSUs are valued using the same payout assumptions as noted in footnote (2) to the Outstanding Equity Awards at Fiscal Year-End for Fiscal 2026 table on page 63.
(4)Assumes the prorated vesting of long-term incentive awards, as follows: Mr. Hollar — 326,957 PSUs and 65,010 RSUs; Mr. Mason — 80,008 PSUs and 14,801 RSUs; Ms. Weitzman — 92,537 PSUs and 17,081 RSUs; and Ms. Mayer — 79,296 PSUs and 14,745 RSUs.
(5)Assumes the full vesting of long-term incentive awards, as follows: Mr. Hollar — 460,863 PSUs and 92,603 RSUs; Mr. Alt — 135,640 PSUs and 26,408 RSUs; Mr. Mason — 110,004 PSUs and 20,819 RSUs; Ms. Weitzman — 127,497 PSUs and 24,132 RSUs; and Ms. Mayer — 109,538 PSUs and 20,873 RSUs.
Voluntary Termination
If a named executive voluntarily terminates, and they qualify for retirement under our MIP and 2021 LTIP, they generally receive:
•a prorated annual cash incentive award based on actual performance;
•prorated vesting of RSUs outstanding for at least six months; and
•a prorated number of PSUs outstanding for at least six months that vest on the original vesting date based on actual performance.
A named executive qualifies for retirement upon a voluntary termination if they are age 55 or greater and have at least 10 years of service, or they are age 60 or greater and have at least five years of service. If a named executive voluntarily terminates and does not qualify for retirement, they are not eligible for any of the post-termination benefits described in this section.
Involuntary Termination Without Cause
Under the terms of our Severance Plan as in effect as of the end of fiscal 2026, which is discussed on pages 52 and 53 of the CD&A, if a named executive is involuntarily terminated without cause (and prior to a change of control or following the second anniversary of a change of control), they generally receive under our Severance Plan:
•cash severance equal to 2.0 times in the case of the CEO, and 1.5 times in the case of the other named executives, the sum of annual base salary and target annual cash incentive payable in equal installments over 18 to 24 months;
•a prorated annual cash incentive award based on actual performance; and
•up to 18 months of health insurance premiums and up to 12 months of outplacement services (up to a maximum value of $25,000).
In addition, if the named executive qualifies for retirement under our MIP and 2021 LTIP, they receive the same post-termination benefits with respect to equity awards as in a voluntary termination. Retirement qualification is the same as in a voluntary termination, except that the named executives can also qualify for retirement upon an involuntary termination without cause if they are age 53 or greater and have at least eight years of service or age 59 or greater and have at least four years of service.
If a named executive is involuntarily terminated without cause and does not qualify for retirement, a named executive will only receive equity awards that vest before termination; otherwise, unvested equity awards are forfeited.
The forms of stock award agreements for grants to Mr. Hollar under the 2021 LTIP provide for prorated vesting of unvested awards (with performance awards continuing to remain subject to actual performance) if we terminate Mr. Hollar without cause.
Involuntary Termination for Cause
If a named executive is involuntarily terminated for cause, the named executive is not eligible for any of the post-termination benefits described in this section. In addition, we may require repayment of an annual cash incentive award if the named executive commits misconduct, including a breach of our Standards of Business Conduct, and we may cancel unvested stock awards and require repayment of proceeds realized from vested awards for a specified period.
“Cause” generally means termination of employment for the following: willful failure to perform substantially the named executive’s duties; the willful engaging in illegal conduct or gross misconduct that is materially and demonstrably injurious to us; conviction of, or plea of guilty or nolo contendere to, a felony or any crime involving dishonesty or moral turpitude; committing or engaging in fraud, embezzlement or theft against us; the material breach of any restrictive covenant in favor of the company; or willfully and materially violating our Standards of Business Conduct or any other written company policy.

CARDINAL HEALTH 2026 Proxy Statement	67

EXECUTIVE COMPENSATION
Executive Compensation Tables
Death
If a named executive dies while employed, the post-termination benefits generally consist of:
•a prorated annual cash incentive award based on actual performance;
•vesting of RSUs; and
•vesting of PSUs on the original vesting date based on actual performance.
Disability
If a named executive is disabled while employed, the post-termination benefits generally consist of:
•a prorated annual cash incentive award based on actual performance;
•vesting of RSUs outstanding for at least six months; and
•PSUs outstanding for at least six months vest on the original vesting date based on actual performance.
“Disability” generally means when a named executive who is under the regular care of a physician is continuously unable to substantially perform their job or to be employed in any occupation for which the named executive is qualified by education, training, or experience.
Change of Control
The following discussion describes the benefits that are triggered by the occurrence of a change of control that is followed, within two years after a change of control, by the named executive’s employment terminating involuntarily without cause or voluntarily with good reason. The discussion assumes that the surviving entity provides qualifying replacement equity awards. If the surviving entity does not provide qualifying replacement equity awards, the named executives would receive vesting of equity awards immediately upon a change of control.
In general terms, we will experience a “change of control,” as defined in our compensation plans, if any of the following events occur:
•a person or group acquires 30% or more of Cardinal Health’s outstanding common shares or voting securities, subject to limited exceptions;
•during any two-year period, individuals who as of the beginning of such two-year period constituted the Board cease for any reason to constitute at least a majority of the Board, unless the replacement directors are approved as described in the compensation plans;
•there is a consummation of a reorganization, merger, consolidation, or sale or other disposition of all or substantially all of Cardinal Health’s assets or another business combination unless: after the transaction all or substantially all the owners of Cardinal Health’s outstanding common shares or voting securities prior to the transaction own more than 50% of such securities after the transaction in substantially the same proportions; no person, subject to certain exclusions, owns 30% or more of the outstanding common shares or voting securities of the resulting entity (unless such ownership level existed before the transaction); and a majority of the directors of the resulting entity were members of Cardinal Health’s Board (including applicable replacements as described above) when the transaction was approved or the transaction agreement was executed; or
•our shareholders approve a complete liquidation or dissolution of Cardinal Health.
A termination is for “good reason” if we materially reduce the named executive’s total compensation, annual or long-term incentive opportunities, or duties, responsibilities, or authority, or we require the named executive to relocate more than 50 miles from his or her office or location.
If a named executive is involuntarily terminated without cause or they voluntarily terminate employment with good reason within two years after a change of control, they receive under our Severance Plan:
•cash severance equal to 2.5 times in the case of the CEO, and 2.0 times in the case of the other named executives, the sum of annual base salary and target annual cash incentive payable in equal installments over 24 to 30 months;
•a prorated annual cash incentive award based on the greater of target performance and actual performance; and
•up to 18 months of health insurance premiums and up to 12 months of outplacement services (up to a maximum value of $25,000).

68	CARDINAL HEALTH 2026 Proxy Statement

EXECUTIVE COMPENSATION
Pay Ratio Disclosure
The actual payments made under the Severance Plan will be reduced to the extent necessary to eliminate any “golden parachute” excise tax under the Code provided that the value of the adjusted payments and benefits is not less than the amount the named executive otherwise would have received on an after-tax basis.
Under our 2021 LTIP, a named executive receives vesting of stock awards. The number of PSUs received is based on the actual performance before the change of control and expected performance for the remainder of the performance period.
Our plans do not provide for any tax gross-ups for taxes due on any payments described in this section.
Conditions Applicable to Receipt of Payments
Our named executives are subject to certain conditions and obligations applicable to the receipt of payments or benefits upon a termination of employment. Our Severance Plan conditions the payment of severance benefits upon continued compliance with restrictive covenants that, among other things, prohibit the named executives for a period of two years after termination of employment from being employed by certain entities that compete with us and from soliciting on behalf of a competitor the business of any customer or any known potential customer of Cardinal Health. These covenants also prohibit disclosure of confidential information, disparagement, and recruitment or employment of our employees. The named executives are also subject to certain forfeiture and clawback provisions in our incentive plans discussed under “Clawback Policies” on page 56.
Pay Ratio Disclosure
The Dodd-Frank Act and SEC rules require us to provide the ratio of the annual total compensation of Mr. Hollar, our CEO, to the annual total compensation of our median employee.
For fiscal 2026, the median annual total compensation of all our employees (other than the CEO) was $78,316. Mr. Hollar’s annual total compensation for fiscal 2026 for purposes of the pay ratio disclosure was $22,591,085. Based on this information, for fiscal 2026, the ratio of the compensation of the CEO to the median annual total compensation of all other employees was estimated to be 288 to 1.
To identify and determine the annual total compensation of the median employee, we collected the payroll data of all employees globally as of June 30, 2026 and used total annual base pay as of June 30, 2026 as our compensation measure, which we consistently applied to all employees. Total annual base pay represented annualized base compensation for permanent employees who were hired during the fiscal year. Using this methodology, we determined that the median employee was a non-exempt, full-time employee located in the United States. The annual total compensation was calculated for both Mr. Hollar and the median employee in accordance with the SEC rules applicable to the Summary Compensation Table, except that it also includes the company-paid portion of health insurance premiums, which is not required to be included in the Summary Compensation Table.
The pay ratio disclosure presented above is a reasonable estimate calculated in a manner consistent with SEC rules. Because the SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, exclusions, estimates, and assumptions that reflect their employee populations and compensation practices, the pay ratio disclosure of other companies may not be comparable to the pay ratio reported by us.

CARDINAL HEALTH 2026 Proxy Statement	69

EXECUTIVE COMPENSATION
Pay Versus Performance
Pay Versus Performance
The table and graphs below summarize the relationship between the “compensation actually paid” (as required to be defined under the SEC rules, “CAP”) of the principal executive officer (“PEO”) and the non-PEO named executive officers (“Non-PEO NEOs”), and the financial performance of the company over the time horizon set forth below in accordance with applicable SEC rules. The Compensation Committee does not use the CAP amounts as a basis for making compensation decisions. For a discussion of how our Compensation Committee seeks to align pay with performance when making compensation decisions, please see the CD&A beginning on page 41 of this proxy statement.
The financial performance measures used for purposes of this disclosure are the company’s TSR, the peer group TSR (as disclosed under Item 201(e) of Regulation-S K), and the company’s net income, each of which are required financial performance measures under the SEC rules. The SEC rules also require us to select our most important other financial performance measure that is used to link the CAP amounts paid to these officers to the company’s performance, which for fiscal 2026 was determined to be adjusted non-GAAP diluted EPS, as reflected in the SEC-required table below.

	Summary Compensation Table Total for PEO(1)		Compensation Actually Paid to PEO(2)		Average Summary Compensation Table Total for Non-PEO NEOs ($)(1)	Average Compensation Actually Paid to Non-PEO NEOs ($)(2)	Value of Initial Fixed $100 Investment Based On:		Net Income ($ millions)	Company Selected Measure: Adjusted Non-GAAP Diluted EPS ($)(4)
Year	Hollar ($)	Kaufmann ($)	Hollar ($)	Kaufmann ($)			Total Shareholder Return ($)(3)	Peer Group Total Shareholder Return ($)(3)
2026	22,574,349	N/A	73,998,911	N/A	5,951,970	19,620,506	463	137	1,075	10.95
2025	18,976,195	N/A	72,784,925	N/A	5,347,072	19,819,300	324	114	1,569	8.24
2024	25,651,209	N/A	28,304,507	N/A	5,981,832	7,969,614	186	121	853	7.53
2023	18,786,467	3,528,968	40,796,971	12,948,517	4,154,565	9,212,666	176	109	331	5.85
2022	N/A	13,463,557	N/A	3,175,014	4,110,560	2,918,363	95	103	(937)	5.07
(1)The PEO for fiscal 2026, 2025, and 2024 was Mr. Hollar. The PEOs for fiscal 2023 were Mr. Hollar and Michael C. Kaufmann. The PEO for fiscal 2022 was Mr. Kaufmann. The Non-PEO NEOs for fiscal 2026, 2025 and 2024 were Mses. Mayer and Weitzman and Messrs. Alt and Mason. The Non-PEO NEOs for fiscal 2023 were Mses. Patricia M. English, Mayer, and Weitzman and Messrs. Alt, Victor L. Crawford, and Mason. The Non-PEO NEOs for fiscal 2022 were Ms. Mayer and Messrs. Crawford, Hollar, and Mason. Amounts set forth in the table for PEO do not include Mr. Hollar’s compensation for years in which he did not serve as PEO. Where applicable, such amounts are included in the Non-PEO NEO amounts.
(2)The following tables show the adjustments, each of which is prescribed by the SEC rules, made to calculate the CAP amounts from the Summary Compensation Table (“SCT”) amounts. The SCT amounts and the CAP amounts do not reflect the actual amount of compensation earned by or paid to our executives during the applicable years, but rather are amounts determined in accordance with Item 402 of Regulation S-K. Pursuant to the applicable rules, the amounts reported in the “Stock Awards” column from the SCT are subtracted from the SCT amounts and the values reflected in the table below are added or subtracted as applicable:

70	CARDINAL HEALTH 2026 Proxy Statement

EXECUTIVE COMPENSATION
Pay Versus Performance
PEO Summary Compensation Table Total Compensation to Compensation Actually Paid Reconciliation

	2026	2025	2024	2023		2022
	Hollar ($)	Hollar ($)	Hollar ($)	Hollar ($)	Kaufmann ($)	Kaufmann ($)
SCT total compensation	22,574,349	18,976,195	25,651,209	18,786,467	3,528,968	13,463,557
Adjustments for stock awards
Stock award values reported in SCT for the covered fiscal year	(16,259,918)	(13,431,441)	(20,640,912)	(14,828,888)	—	(11,051,066)
Fair value of stock awards granted in the covered fiscal year — value at fiscal-year-end	39,959,090	25,060,892	20,398,094	29,849,423	—	10,213,707
Change in fair value from end of prior fiscal year to vesting date for stock awards granted in prior fiscal years that vested during the covered fiscal year	(5,650,991)	1,748,061	(329,335)	460,516	2,703,218	(4,290,114)
Change in fair value from end of prior fiscal year to end of the covered fiscal year for stock awards granted in prior fiscal years that were unvested at the end of the covered fiscal year	32,071,997	39,015,871	2,379,497	5,649,120	5,791,292	(6,590,127)
Change in dividends accrued	1,304,384	1,415,347	845,955	880,332	925,040	1,429,057
Compensation Actually Paid (as calculated)	73,998,911	72,784,925	28,304,507	40,796,971	12,948,517	3,175,014
Average Non-PEO NEO Summary Compensation Table Total Compensation to Average Compensation Actually Paid Reconciliation

	2026 ($)*	2025 ($)*	2024 ($)*	2023 ($)*	2022 ($)*
SCT total compensation	5,951,970	5,347,072	5,981,832	4,154,565	4,110,560
Adjustments for stock awards
Stock award values reported in SCT for the covered fiscal year	(3,836,311)	(3,577,473)	(4,370,314)	(2,764,459)	(3,137,498)
Fair value of stock awards granted in the covered fiscal year — value at fiscal-year-end	9,427,793	7,243,294	5,630,751	4,439,800	2,948,596
Change in fair value from end of prior fiscal year to vesting date for stock awards granted in prior fiscal years that vested during the covered fiscal year	(905,397)	899,559	(105,237)	464,885	(138,220)
Change in fair value from end of prior fiscal year to end of the covered fiscal year for stock awards granted in prior fiscal years that were unvested at the end of the covered fiscal year	8,637,891	9,539,342	567,703	2,636,182	(1,185,583)
Change in dividends accrued	344,560	367,506	264,879	281,692	320,508
Compensation Actually Paid (as calculated)	19,620,506	19,819,300	7,969,614	9,212,666	2,918,363
*    Amounts presented are averages for the entire group of Non-PEO NEOs in each respective year.
(3)Pursuant to the SEC rules, TSR measures the cumulative value of an initial investment of $100 on June 30, 2021, including the reinvestment of dividends, through and including the end of the applicable fiscal year for which TSR is calculated, or June 30, 2022, June 30, 2023, June 30, 2024, June 30, 2025, and June 30, 2026, respectively. As permitted by the SEC rules, the peer group referenced for purpose of the TSR comparison is the S&P 500 Health Care Index, which is the industry peer group used by the company for purposes of Item 201(e) of Regulation S-K. The separate peer group used by the Compensation Committee for purposes of determining compensation paid to our executive officers is described in the CD&A beginning on page 41.
(4)The primary financial metric for our PSU program for fiscal 2026 is adjusted non-GAAP diluted EPS, which is defined under “Performance Measure Calculations” on page 62. For fiscal 2025, 2024, 2023, and 2022, the amounts presented are non-GAAP diluted EPS for the applicable fiscal years. See Annex A for a reconciliation to the comparable financial measure prepared in accordance with GAAP and the reasons why we use non-GAAP financial measures.

CARDINAL HEALTH 2026 Proxy Statement	71

EXECUTIVE COMPENSATION
Pay Versus Performance
Most Important Performance Measures
The following table lists the five performance measures that, in our assessment, represent the most important performance measures we used in fiscal 2026 to link compensation for our named executive officers to company performance. For further information regarding these performance metrics and their function in our executive compensation program, please see the CD&A, beginning on page 41. See definitions of adjusted non-GAAP operating earnings, non-GAAP adjusted free cash flow, adjusted segment profit, and adjusted non-GAAP diluted EPS under “Performance Measure Calculations” on page 62. See Annex A for a reconciliation to the comparable financial measures prepared in accordance with GAAP and the reasons why we use non-GAAP financial measures.

Adjusted Non-GAAP Operating Earnings
Non-GAAP Adjusted Free Cash Flow
Adjusted Segment Profit
Adjusted Non-GAAP Diluted EPS
Annual Dividend Yield

72	CARDINAL HEALTH 2026 Proxy Statement

EXECUTIVE COMPENSATION
Pay Versus Performance
Description of Compensation Actually Paid Versus Company Performance
The following charts illustrate the relationships over the past four fiscal years of the CAP amounts for our PEOs and Non-PEO NEOs as compared to our cumulative TSR, peer group TSR, GAAP net income/(loss), and adjusted non-GAAP diluted EPS.
Compensation Actually Paid vs. Company and Total Shareholder Return

Compensation Actually Paid to Hollar	Average Compensation Actually Paid to Non-PEO NEOs
Compensation Actually Paid to Kaufmann	Cardinal Health TSR
S&P500 Health Care Index TSR
Compensation Actually Paid vs. Net Income

Compensation Actually Paid to Hollar	Average Compensation Actually Paid to Non-PEO NEOs
Compensation Actually Paid to Kaufmann	GAAP Net Income/(Loss)

CARDINAL HEALTH 2026 Proxy Statement	73

EXECUTIVE COMPENSATION
Equity Compensation Plan Information
Compensation Actually Paid vs. Adjusted Non-GAAP EPS

Compensation Actually Paid to Hollar	Average Compensation Actually Paid to Non-PEO NEOs
Compensation Actually Paid to Kaufmann	Adjusted Non-GAAP EPS
Equity Compensation Plan Information
The table below summarizes information relating to our equity compensation plans at June 30, 2026.

Plan Category	Common Shares to be Issued Upon Exercise of Outstanding Options and Rights (#)		Weighted Average Exercise Price of Outstanding Options ($)		Common Shares Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (#)
	(a)		(b)		(c)
Equity compensation plans approved by shareholders	2,984,579	(1)	69.73	(1)	14,044,186	(2)
Equity compensation plans not approved by shareholders	1,398	(3)	—	(3)	—
Total at June 30, 2026	2,985,977				14,044,186
(1)In addition to stock options outstanding under the 2021 LTIP and the Amended Cardinal Health, Inc. 2011 Long-Term Incentive Plan (“2011 LTIP”), also includes 1,577,339 PSUs and 1,173,473 RSUs outstanding under the 2021 LTIP, 53,449 PSUs and 35,195 RSUs outstanding under the 2011 LTIP, and 27,121 RSUs outstanding under the Cardinal Health, Inc. 2007 Nonemployee Directors Equity Incentive Plan (“2007 NDEIP”) that are payable solely in common shares. PSUs and RSUs do not have an exercise price, and therefore were not included for purposes of computing the weighted-average exercise price. PSUs granted in fiscal 2024 are reported in this table at the actual amount that vested (236% of target). PSUs granted in fiscal 2025 and 2026 are reported in this table at the maximum payout level (240% of target) in accordance with SEC rules.
(2)Reflects common shares remaining available for future issuance under the 2021 LTIP in the form of stock options and other stock-based awards. Under the 2021 LTIP’s fungible share counting provisions, stock options are counted against the plan as one share for every common share issued; awards other than stock options are counted against the plan as two and one-half shares for every common share issued. This means that only 5,617,674 shares could be issued under awards other than stock options while 14,044,186 shares could be issued under stock options.
(3)RSUs outstanding under the Cardinal Health, Inc. Amended and Restated Outside Directors Equity Incentive Plan (“ODEIP”) that are payable solely in common shares. RSUs do not have an exercise price, and therefore were not included for purposes of computing the weighted-average exercise price. The ODEIP was originally adopted by the Board in 2000. Our shareholders approved the 2007 NDEIP to replace the ODEIP, and no new awards may be granted under the ODEIP. The ODEIP provided for grants in the form of nonqualified stock options, restricted shares and RSUs to members of the Board who were not employees. The aggregate number of common shares authorized for issuance under the ODEIP was 1.5 million.

74	CARDINAL HEALTH 2026 Proxy Statement

AUDIT COMMITTEE MATTERS
PROPOSAL 3 — Ratification of Appointment of Ernst & Young LLP as Independent Auditor
The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of our independent auditor and approves the audit engagement with Ernst & Young LLP and its audit fees. The Audit Committee has appointed Ernst & Young LLP as our independent auditor for fiscal 2027 and believes that the continued retention of Ernst & Young LLP as our independent auditor is in the best interest of Cardinal Health and its shareholders. Ernst & Young LLP has served as our independent auditor since 2002. In accordance with SEC rules, lead audit partners are subject to rotation requirements, which limit the number of consecutive years an individual partner may serve us. The Audit Committee oversees and discusses the rotation of the audit partners and interviews candidates for audit partner.
While not required by law, we are asking our shareholders to ratify the appointment of Ernst & Young LLP as our independent auditor for fiscal 2027 at the Annual Meeting as a matter of good corporate governance. If shareholders do not ratify this appointment, the Audit Committee will consider whether it is appropriate to appoint another audit firm. Even if the appointment is ratified, the Audit Committee in its discretion may appoint a different audit firm at any time during the fiscal year if it determines that such a change would be in the best interest of Cardinal Health and its shareholders. Our Audit Committee approved, and our shareholders ratified with 94% support, the appointment of Ernst & Young LLP as our independent auditor for fiscal 2026.
We expect representatives of Ernst & Young LLP to attend the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITOR FOR FISCAL 2027.
Audit Committee Report
The Audit Committee is responsible for overseeing: the integrity of Cardinal Health’s financial statements; the independent auditor’s qualifications, independence, and performance; Cardinal Health’s internal audit function; Cardinal Health’s compliance with legal and regulatory requirements with respect to audit, accounting, and financial disclosure matters and related internal controls;(1) and Cardinal Health’s guidelines and policies that govern the process by which risk assessment and management is undertaken. The Board has determined that each Committee member is independent and that each of Messrs. Evans and Johri is an “audit committee financial expert” for purposes of the SEC rules. The Audit Committee’s activities are governed by a written charter, which is available on Cardinal Health’s website at www.cardinalhealth.com under “About Us — Investor Relations — Governance — Committee Composition.”
Management has primary responsibility for the financial statements and for establishing and maintaining the system of internal control over financial reporting. Management also is responsible for reporting on the effectiveness of Cardinal Health’s internal control over financial reporting. Cardinal Health’s independent auditor, Ernst & Young LLP, is responsible for performing an independent audit of Cardinal Health’s consolidated financial statements and for issuing a report on the financial statements and a report on the effectiveness of Cardinal Health’s internal control over financial reporting based on its audit.
The Audit Committee reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2026 with management and with Ernst & Young LLP. The Audit Committee also reviewed and discussed with management and with Ernst & Young LLP the effectiveness of Cardinal Health’s internal control over financial reporting as well as management’s report and Ernst & Young LLP’s report on the subject. The Audit Committee discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC and matters related to Cardinal Health’s financial statements, including critical accounting estimates and judgments. The Audit Committee received from Ernst & Young LLP the written disclosures and letter required by the applicable requirements of the PCAOB regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence and discussed with Ernst & Young LLP its independence.
(1)    The Audit Committee Charter provides that the Audit Committee oversees compliance with legal and regulatory requirements in coordination with the Risk Oversight Committee, except that the Audit Committee is solely responsible for compliance with audit, accounting, and financial disclosure matters and related internal controls.

CARDINAL HEALTH 2026 Proxy Statement	75

AUDIT COMMITTEE MATTERS
Fees Paid to Ernst & Young LLP
The Audit Committee meets regularly with Ernst & Young LLP, with and without management present, to review the overall scope and plans for Ernst & Young LLP’s audit work and to discuss the results of its examinations, the evaluation of Cardinal Health’s internal control over financial reporting, and the overall quality of Cardinal Health’s accounting and financial reporting. In addition, the Audit Committee annually considers the performance of Ernst & Young LLP.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended June 30, 2026 be included in Cardinal Health’s Annual Report on Form 10-K for filing with the SEC.
Submitted by the Audit Committee of the Board on August 7, 2026.
David C. Evans, Chair
Robert W. Azelby
Akhil Johri
Christine A. Mundkur
Sudhakar Ramakrishna
Fees Paid to Ernst & Young LLP
The following table sets forth the fees billed to us by Ernst & Young LLP for services in fiscal 2026 and 2025.

	Fiscal 2026 ($)	Fiscal 2025 ($)
Audit fees(1)	18,792,238	18,504,173
Audit-related fees(2)	6,519,915	1,616,994
Tax fees(3)	969,708	636,828
All other fees	—	—
TOTAL FEES	26,281,861	20,757,995
(1)Audit fees include fees paid to Ernst & Young LLP related to the annual audit of consolidated financial statements, the annual audit of the effectiveness of internal control over financial reporting, the review of financial statements included in Quarterly Reports on Form 10-Q, and statutory audits of various international subsidiaries. Audit fees also include fees for services performed by Ernst & Young LLP that are closely related to the audit and in many cases could only be provided by the independent auditor, such as comfort letters and consents related to SEC registration statements.
(2)Audit-related fees include fees for services related to acquisitions and divestitures, audit-related research and assistance, service auditor’s examination reports, and employee benefit plan audits.
(3)Tax fees include fees for tax compliance.
Policy on Pre-Approval of Services Provided by Ernst & Young LLP
The Audit Committee must pre-approve the audit and permissible non-audit services performed by our independent accountants to help ensure that the accountants remain independent of Cardinal Health. The Audit Committee has adopted a policy governing this pre-approval process.
Under the policy, the Audit Committee annually pre-approves certain services and assigns specific dollar thresholds for these types of services. If a proposed service is not included in the annual pre-approval, the Audit Committee must separately pre-approve the service before the engagement begins.
The Audit Committee has delegated pre-approval authority to the Audit Committee Chair for proposed services up to $500,000. All such approvals are then reported by the Audit Committee Chair to the full Audit Committee at its next meeting. Proposed services exceeding $500,000 require full Audit Committee approval.
All audit and non-audit services provided for us by Ernst & Young LLP for fiscal 2026 and 2025 were pre-approved by the Audit Committee.

76	CARDINAL HEALTH 2026 Proxy Statement

SHARE OWNERSHIP INFORMATION
The table below sets forth certain information regarding the beneficial ownership of our common shares by, and the percentage of our outstanding common shares represented by such ownership for:
•each person known by us to own beneficially more than 5% of our outstanding common shares;
•our directors;
•our named executive officers; and
•all current executive officers and directors as a group.
A person has beneficial ownership of shares if the person has direct or indirect voting or investment power over the shares or the right to acquire such power in 60 days. Investment power means the power to direct the sale or other disposition of the shares. Except as otherwise described in the footnotes below the table, information on the number of shares beneficially owned is as of September 14, 2026 and the listed beneficial owners have sole voting and investment power.

	Common Shares
Name of Beneficial Owner	Number Beneficially Owned	Percent of Class	Additional RSUs and PSUs(7)
State Street Corporation(3)	14,540,655	6.3	—
Vanguard Capital Management(1)	17,635,857	7.6	—
Vanguard Portfolio Management LLC(2)	13,786,683	6.0	—
Wellington Management Group LLP(4)	14,860,271	6.4	—
Aaron E. Alt	83	*	20,412
Robert W. Azelby(5)	4,085	*	0
Michelle M. Brennan(5)	8,086	*	0
Sheri H. Edison(5)	14,848	*	0
David C. Evans(5)	15,373	*	0
Patricia A. Hemingway Hall(5)	25,652	*	2,993
Jason M. Hollar	61,956	*	128,647
Akhil Johri(5)	22,868	*	0
Nancy Killefer(5)	27,624	*	0
Stephen M. Mason	2,340	*	15,721
Jessica L. Mayer	6,511	*	16,319
Christine A. Mundkur(5)	7,536	*	0
Robert W. Musslewhite	2,116	*	0
Sudhakar Ramakrishna	2,116	*	0
Deborah L. Weitzman	59,116	*	18,785
All Executive Officers and Directors as a Group (17 Persons)(6)	277,425	*	218,095
*    Indicates beneficial ownership of less than 1% of the outstanding shares.
(1)Based on information obtained from a Schedule 13G filed with the SEC on April 29, 2026 by Vanguard Capital Management LLC (“Vanguard Capital”). The address of Vanguard Capital is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355. Vanguard Capital reported that, as of March 31, 2026, it had sole voting power with respect to 2,347,148 shares and sole dispositive power with respect to all shares shown in the table. The number and percentage of shares held by Vanguard Capital may have changed since the filing of the Schedule 13G.
(2)Based on information obtained from a Schedule 13G filed with the SEC on April 29, 2026 by Vanguard Portfolio Management LLC (“Vanguard Portfolio”). The address of Vanguard Portfolio is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355. Vanguard Portfolio reported that, as of March 31, 2026, it had sole voting power with respect to 54,374 shares and sole dispositive power with respect to all shares shown in the table. The number and percentage of shares held by Vanguard Portfolio may have changed since the filing of the Schedule 13G.
(3)Based on information obtained from a Schedule 13G/A filed with the SEC on January 30, 2024 by State Street Corporation (“State Street”). The address of State Street is State Street Financial Center, 1 Congress Street, Suite 1, Boston, Massachusetts 02114. State Street reported that, as of December 31, 2023, it had shared voting power with respect to 9,870,576 shares and shared dispositive power with respect to 14,511,362 shares. The number and percentage of shares held by State Street may have changed since the filing of the Schedule 13G/A.

CARDINAL HEALTH 2026 Proxy Statement	77

SHARE OWNERSHIP INFORMATION
(4)Based on information obtained from a Schedule 13G filed with the SEC on August 13, 2026 by Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP. The address of these entities is 280 Congress Street, Boston, Massachusetts 02210. These entities reported that, as of June 30, 2026, Wellington Management Group LLP had shared voting power with respect to 14,221,140 shares and shared dispositive power with respect to all shares shown in the table, Wellington Group Holdings LLP had shared voting power with respect to 14,221,140 shares and shared dispositive power with respect to all shares shown in the table, Wellington Investment Advisors Holdings LLP had shared voting power with respect to 14,221,140 shares and shared dispositive power with respect to all shares shown in the table and Wellington Management Company LLP had shared voting power with respect to 13,609,680 shares and shared dispositive power with respect to 13,777,374 shares. The number and percentage of shares held by these entities may have changed since the filing of the Schedule 13G.
(5)Common shares listed as being beneficially owned by our non-management directors include outstanding RSUs that may be settled within 60 days, as follows: Mr. Azelby — 1,067 shares; Ms. Brennan — 1,067 shares; Ms. Edison — 10,779 shares; Mr. Evans — 15,373 shares; Ms. Hemingway Hall — 15,074 shares; Mr. Johri — 22,868 shares; Ms. Killefer — 27,624 shares; Ms. Mundkur — 7,536 shares; Mr. Musslewhite — 1,067 shares; Mr. Ramakrishna — 1,067 shares.
(6)Common shares listed as being beneficially owned by all executive officers and directors as a group include 103,522 RSUs that may or will be settled in common shares within 60 days.
(7)“Additional RSUs and PSUs” include vested and unvested RSUs and vested PSUs that will not be settled in common shares within 60 days. RSUs and PSUs do not confer voting rights and generally are not considered “beneficially owned” shares under the SEC rules.

78	CARDINAL HEALTH 2026 Proxy Statement

OTHER MATTERS
General Information About the Annual Meeting
Date, Time, and Place of Meeting
Date: Thursday, November 12, 2026
Time: 8:00 a.m. Eastern Time
Virtual Meeting Access: www.virtualshareholdermeeting.com/CAH2026
This proxy statement was first mailed to shareholders on September 21, 2026. It is furnished in connection with the solicitation of proxies by the Board of Directors of Cardinal Health, Inc. to be voted during the Annual Meeting for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.
Shareholders who execute proxies retain the right to revoke them at any time before the shares are voted by proxy during the meeting. A shareholder may change or revoke their proxy at any time before it is exercised at the Annual Meeting by Internet, telephone, or mail prior to 11:59 p.m. Eastern Time on Wednesday, November 11, 2026, or by attending the virtual Annual Meeting and following the voting instructions provided on the meeting platform.
Proxy Materials are Available on the Internet
We are furnishing proxy materials to our shareholders primarily via the Internet instead of mailing printed copies of those materials to each shareholder. By doing so, we save costs and reduce the environmental impact of our Annual Meeting. On September 21, 2026, we mailed a notice of internet availability of proxy materials (“Notice”) to certain of our shareholders. The Notice contains instructions about how to access our proxy materials and vote online or vote by telephone. If you would like to receive a paper copy of our proxy materials, please follow the instructions included in the Notice. If you previously chose to receive our proxy materials electronically, you will continue to receive access to these materials via email unless you elect otherwise.
Participating in the Annual Meeting
The Annual Meeting will be conducted virtually. We aim to offer shareholders rights and participation opportunities during our virtual meeting that are comparable to those at an in-person annual meeting of shareholders.
Shareholders of record and proxy holders as of the record date will be able to participate in the virtual meeting online, vote shares electronically, and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/CAH2026 and entering the 16-digit control number included in the Notice, voting instruction form, or proxy card. Only shareholders and proxy holders who enter a valid control number will be able to participate in the virtual Annual Meeting to submit questions and vote.
The live webcast of the Annual Meeting will begin promptly at 8:00 a.m., Eastern Time. We encourage you to access the webcast early, starting at approximately 7:45 a.m., Eastern Time, to allow yourself time to log in and test your computer. If you encounter technical difficulties accessing the virtual Annual Meeting, please call the technical support telephone number posted on www.virtualshareholdermeeting.com/CAH2026. Shareholders will be able to ask questions during the virtual Annual Meeting. We will post Annual Meeting rules on www.virtualshareholdermeeting.com/CAH2026.
We will make an audio replay of the Annual Meeting available and post questions and answers received at the Annual Meeting that were not addressed (if applicable to Cardinal Health’s business and otherwise appropriate under the Annual Meeting rules) on the Cardinal Health Investor Relations website after the meeting.
Even if you plan to attend the Annual Meeting online, we encourage you to vote in advance of the Annual Meeting as described in this proxy statement, so that your vote will be counted if you later decide not to attend the Annual Meeting or if you encounter technical difficulties. If you wish to submit your vote before the virtual Annual Meeting, then you do not have to vote at the Annual Meeting unless you wish to change your vote.

CARDINAL HEALTH 2026 Proxy Statement	79

OTHER MATTERS
General Information About the Annual Meeting
Attending the Annual Meeting as a Guest
If you do not have a 16-digit control number, you may still attend the meeting as a guest in listen-only mode. To attend as a guest, please visit www.virtualshareholdermeeting.com/CAH2026 and enter the information requested on the screen to register as a guest. Please note that you will not have the ability to vote or ask questions during the meeting if you participate as a guest.
Soliciting Proxies
The Board is soliciting the proxy accompanying this proxy statement. Proxies may be solicited by officers, directors, and employees of Cardinal Health, none of whom will receive any additional compensation for their services. Alliance Advisors may solicit proxies at a cost we anticipate will not exceed $22,000. These solicitations may be made personally or by mail, telephone, messenger, email, or the Internet. Cardinal Health will pay persons holding common shares in their names or in the names of nominees, but not owning shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to their principals. Cardinal Health will pay all proxy solicitation costs.
Shareholders of record at the close of business on September 14, 2026 will be entitled to vote during the meeting on the basis of one vote for each share held. On September 14, 2026, there were 231,559,345 common shares outstanding, held of record by 5,565 shareholders.
Householding
Under the rules adopted by the SEC, we may deliver a single set of proxy materials to one address shared by two or more of our shareholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple shareholders who share an address, unless we received contrary instructions from the impacted shareholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any shareholder at the shared address to which a single copy of these documents was delivered.
If you prefer to receive separate copies of the proxy statement or annual report, contact Broadridge Financial Solutions, Inc. by calling 1-866-540-7095 or in writing at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department. In addition, if you currently are a shareholder who shares an address with another shareholder and would like to receive only one copy of future notices and proxy materials for your household, you may notify your broker if your shares are held in a brokerage account, or you may notify us if you are a shareholder of record. Shareholders of record may notify us by contacting Broadridge Financial Solutions, Inc. at the above telephone number or address.
Quorum Requirement
We will have a quorum to conduct business at the Annual Meeting if the holders of a majority of our common shares entitled to vote at the Annual Meeting are present or represented by proxy.
Voting Procedures
How to Vote
You may vote either electronically during the Annual Meeting at www.virtualshareholdermeeting.com/CAH2026 or by providing a proxy or voting instructions in advance of the meeting. If you decide to vote prior to the Annual Meeting, you may do so in any one of the following three ways:
•By telephone. You may vote your shares 24 hours a day by calling the toll-free number 1-800-690-6903 within the United States, U.S. territories, or Canada, and following instructions provided by the recorded message. You will need to enter identifying information that appears on your proxy card, voting instruction form, or the Notice. The telephone voting system allows you to confirm that your votes were properly recorded.
•By Internet. You may vote your shares 24 hours a day by logging on to a secure website, www.proxyvote.com, and following the instructions provided. You will need to enter identifying information that appears on your proxy card, voting instruction form, or the Notice. As with the telephone voting system, you will be able to confirm that your votes were properly recorded.
•By mail. If you received proxy materials by mail, you may mark, sign, and date your proxy card or voting instruction form and return it by mail in the enclosed postage-paid envelope.

80	CARDINAL HEALTH 2026 Proxy Statement

OTHER MATTERS
Communicating with the Board
Telephone and Internet voting is available through 11:59 p.m. Eastern Time on Wednesday, November 11, 2026. If you vote by mail, your proxy card or voting instruction form must be received before the Annual Meeting to assure that your vote is counted. We encourage you to vote promptly.
Voting Shares Held Through Employee Plans
If you hold shares through our 401(k) Savings Plans, you will receive voting instructions from Broadridge Financial Solutions, Inc. and can vote through one of the three methods described above under “How to Vote.” Please note that employee plan shares have an earlier voting deadline of 11:59 p.m. Eastern Time on Friday, November 6, 2026.
Broker Non-Votes
If you are a beneficial owner whose shares are held by a broker, and you do not provide voting instructions prior to the meeting, your broker is not permitted to vote your shares on the election of directors or the advisory vote to approve the compensation of our named executive officers. The inability of the broker to vote your shares on these proposals results in a “broker non-vote.” In the absence of voting instructions, the broker can only register your shares as being present at the Annual Meeting for purposes of determining a quorum and may vote your shares on ratification of the appointment of our auditor.
Majority Vote Standard for Election of Directors
To elect directors under Proposal 1, our governing documents require that a director nominee be elected by a majority of votes cast in an uncontested election. If an incumbent director nominee receives a greater number of votes “against” than votes “for” their election, our Corporate Governance Guidelines require the director to promptly tender a resignation to the Chair of the Board. Within 90 days following the certification of the shareholder vote, the Governance and Sustainability Committee will recommend to the Board whether to accept the resignation. Thereafter, the Board will promptly act and publicly disclose its decision and the rationale behind the decision.
Vote Required; Effect of Abstentions and Broker Non-Votes
You may either vote FOR, AGAINST, or ABSTAIN on each of the proposals. Votes will be tabulated by or under the direction of inspectors of election, who will certify the results following the Annual Meeting.
Each of the proposals requires approval by a majority of votes cast.
Abstentions and broker non-votes are not considered as votes cast and will not be counted in determining the outcome of the voting results. Proxies may not be voted for more than 11 director nominees, and shareholders may not cumulate their voting power.
How Shares Will Be Voted
The shares represented by all valid proxies received by telephone, by Internet, or by mail will be voted in the manner specified. For shareholders of record who do not specify a choice for a proposal, proxies that are signed and returned will be voted FOR the election of all 11 director nominees, FOR approval of the compensation of our named executive officers, and FOR the ratification of the appointment of Ernst & Young LLP as independent auditor. If any other matters properly come before the Annual Meeting, the individuals named in your proxy, or their substitutes, will determine how to vote on those matters in their discretion. The Board does not know of any other matters that will be presented for action at the Annual Meeting.
Communicating with the Board
Shareholders and other interested parties may communicate with the Board, any committee of the Board, any individual director or the independent directors as a group, by writing to Corporate Secretary, Cardinal Health, Inc., 7000 Cardinal Place, Dublin, Ohio 43017 or sending an email to bod@cardinalhealth.com. Communications from shareholders will be distributed to the entire Board unless addressed to a particular committee, director or group of directors. The corporate secretary will not distribute communications that are unrelated to the duties of the Board, such as spam, junk mail, mass mailings, business solicitations, and advertisements.

CARDINAL HEALTH 2026 Proxy Statement	81

OTHER MATTERS
Shareholder Recommendations for Director Nominees
Shareholder Recommendations for Director Nominees
The Governance and Sustainability Committee will consider candidates recommended by shareholders for election as director. Shareholder recommendations will be evaluated against the same criteria used to evaluate other director nominees, which criteria are discussed under “Board Membership Criteria: What we look for” on page 12. Shareholders who wish to recommend a candidate may do so by writing to the Governance and Sustainability Committee in care of Corporate Secretary, Cardinal Health, Inc., 7000 Cardinal Place, Dublin, Ohio 43017. To be considered by the Governance and Sustainability Committee for consideration at the 2027 annual meeting of shareholders, a shareholder recommendation must be received no later than May 24, 2027.
Recommendations must include, at a minimum, the following information:
•the name and address of the shareholder making the recommendation;
•the name and address of the person recommended for nomination;
•if the shareholder is not a shareholder of record, a representation and satisfactory proof of share ownership;
•a statement in support of the shareholder’s recommendation, including sufficient information to permit the Governance and Sustainability Committee to evaluate the candidate’s qualifications, skills, and experience;
•a description of all direct or indirect arrangements or understandings between the shareholder and the candidate recommended by the shareholder;
•information regarding the candidate as would be required to be included in a proxy statement filed in accordance with SEC rules; and
•the candidate’s written, signed consent to serve if elected.
Shareholders who wish to nominate directors directly for election at an annual meeting of shareholders in accordance with the procedures in our Code of Regulations should follow the instructions under “Submitting Proxy Proposals and Director Nominations for the Next Annual Meeting of Shareholders” below and the details contained in our Code of Regulations.
Submitting Proxy Proposals and Director Nominations for the Next Annual Meeting of Shareholders
Shareholder Proposals
If you intend to present a proposal to be included in the proxy statement and form of proxy relating to our 2027 annual meeting of shareholders under Rule 14a-8 under the Exchange Act, we must receive the proposal at our principal executive offices not later than the close of business (5:00 p.m. Eastern Time) on May 24, 2027. The proposal should be addressed to Corporate Secretary, Cardinal Health, Inc., 7000 Cardinal Place, Dublin, Ohio 43017. We will not be required to include in our proxy statement or form of proxy a shareholder proposal that we receive after that date or that otherwise fails to meet the requirements for shareholder proposals established by the SEC rules.
Advance Notice Provisions for Item of Business or Director Nominee
If you intend to present a proposal for other business or a nomination for election to the Board at our 2027 annual meeting of shareholders (other than any such proposal included in our proxy statement and form of proxy under Rule 14a-8 under the Exchange Act), you must comply with the notice requirements set forth in our Code of Regulations and such business must be a proper matter for shareholder action. Among other requirements, you must deliver proper written notice to our corporate secretary at our principal executive offices no earlier than July 15, 2027 and no later than the close of business on August 14, 2027. If the date of the 2027 annual meeting of shareholders is more than 30 days before, or more than 60 days after, November 12, 2027, written notice must be delivered after the close of business on the 120th day prior to the meeting, but before the close of business on the later of the 90th day prior to the meeting or the 10th day after we first publicly announce the date of the meeting. In addition to satisfying the deadlines in the advance notice provisions of our Code of Regulations, a shareholder who intends to solicit proxies in support of nominees submitted under these advance notice provisions must provide the notice required by our Code of Regulations and by Rule 14a-19(b) under the Exchange Act.

82	CARDINAL HEALTH 2026 Proxy Statement

OTHER MATTERS
Corporate Governance Documents
Proxy Access Nominees
Our Code of Regulations includes a proxy access provision, under which a shareholder, or a group of up to 20 shareholders, owning at least 3% of our outstanding common shares continuously for at least three years, may nominate and include in our proxy materials director nominees constituting up to the greater of two nominees or 20% of the Board, if the shareholders and the nominees satisfy the requirements specified in our Code of Regulations.
If you intend to request that director nominees be included in our proxy materials under our proxy access provision, you must comply with the notice and other requirements set forth in our Code of Regulations. Among other requirements, you must deliver proper written notice to our corporate secretary at our principal executive offices no earlier than April 24, 2027 and not later than the close of business on May 24, 2027. If the date of the 2027 annual meeting of shareholders is more than 30 days before, or more than 60 days after, November 12, 2027, written notice must be delivered after the close of business on the 150th day prior to the meeting, but before the close of business on the later of the 120th day prior to the meeting or the 10th day after we first publicly announce the date of the meeting.
Corporate Governance Documents
You can find the full text of our Articles of Incorporation, Code of Regulations, and Corporate Governance Guidelines on our website at www.cardinalhealth.com under “About Us — Investor Relations — Governance — Governance Documents.” This information also is available in print (free of charge) to any shareholder who requests it from our Investor Relations department.
Transfer Agent
Shareholders of record should direct communications regarding change of address, transfer of share ownership, lost share certificates, and other matters regarding their share ownership to Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Our transfer agent may also be contacted via the Internet at www.computershare.com/investor or by telephone at (877) 498-8861 or (781) 575-2879.

CARDINAL HEALTH 2026 Proxy Statement	83

ANNEX A: USE OF NON-GAAP FINANCIAL MEASURES
This proxy statement contains financial measures that are not calculated in accordance with GAAP. In addition to analyzing our business based on financial information prepared in accordance with GAAP, we use these non-GAAP financial measures internally to evaluate our performance, engage in financial and operational planning, and determine incentive compensation because we believe that these measures provide additional perspective on and, in some circumstances are more closely correlated to, the performance of our underlying, ongoing business. We provide these non-GAAP financial measures to investors as supplemental metrics to assist readers in assessing the effects of items and events on our financial and operating results on a year-over-year basis and in comparing our performance to that of our competitors. However, the non-GAAP financial measures that we use may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The non-GAAP financial measures disclosed by us should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements set forth below should be carefully evaluated.
Exclusions from Fiscal 2026 Non-GAAP Financial Measures
Management believes it is useful to exclude the following items from the non-GAAP financial measures presented in this proxy statement for its own and for investors’ assessment of the business for the reasons identified below:
•LIFO charges and credits are excluded because the factors that drive last-in first-out ("LIFO") inventory charges or credits, such as pharmaceutical manufacturer price appreciation or deflation and year-end inventory levels (which can be meaningfully influenced by customer buying behavior immediately preceding our fiscal year-end), are largely out of our control and cannot be accurately predicted. The exclusion of LIFO charges and credits from non-GAAP metrics facilitates comparison of our current financial results to our historical financial results and to our peer group companies’ financial results.
•State opioid assessments related to prior fiscal years is the portion of state assessments for prescription opioid medications that were sold or distributed in periods prior to the period in which the expense is incurred. This portion is excluded from non-GAAP financial measures because it is retrospectively applied to sales in prior fiscal years and inclusion would obscure analysis of the current fiscal year results of our underlying, ongoing business. Additionally, while states' laws may require us to make payments on an ongoing basis, the portion of the assessment related to sales in prior periods are contemplated to be one-time, nonrecurring items. Income from state opioid assessments related to prior fiscal years represents reversals of accruals due to changes in estimates or when the underlying assessments were invalidated by a court or reimbursed by manufacturers.
•Shareholder cooperation agreement costs includes costs such as legal, consulting, and other expenses incurred in relation to the agreement (the "Cooperation Agreement") entered into among Elliott Associates, L.P., Elliott International, L.P. (together, "Elliott"), and Cardinal Health. These include costs incurred to negotiate and finalize the Cooperation Agreement and costs incurred by the Business Review Committee of the Board of Directors, formed under this Cooperation Agreement, tasked with undertaking a comprehensive review of our strategy, portfolio, capital allocation framework, and operations. We have excluded these costs from our non-GAAP metrics because they do not occur in or reflect the ordinary course of our ongoing business operations and may obscure analysis of trends and financial performance. The Cooperation Agreement expired in the second quarter of fiscal 2025.
•Restructuring and employee severance costs are excluded because they are not part of the ongoing operations of our underlying business. These costs include, but are not limited to, costs related to divestitures, closing and consolidating facilities, changing the ways we manufacture or distribute our products, moving manufacturing of a product to another location, changes in production or business process outsourcing or insourcing, employee severance, and realigning operations.
•Amortization and other acquisition-related costs, which include transaction costs, integration costs, and changes in the fair value of contingent consideration obligations, are excluded because they are not part of the ongoing operations of our underlying business and to facilitate comparison of our current financial results to our historical financial results and to our peer group companies’ financial results. Additionally, costs for amortization of acquisition-related intangible assets and amortization as a result of basis differences in equity method investments are non-cash amounts, which are variable in amount and frequency and are significantly impacted by the timing and size of acquisitions, so their exclusion facilitates comparison of historical, current, and forecasted financial results. We also exclude other acquisition-related costs, which are directly related to an acquisition, but do not meet the criteria to be recognized on the acquired entity’s initial balance sheet as part of the purchase price allocation. These costs are also significantly impacted by the timing, complexity, and size of acquisitions.

CARDINAL HEALTH 2026 Proxy Statement	A-1

ANNEX A: USE OF NON-GAAP FINANCIAL MEASURES
Exclusions from Fiscal 2026 Non-GAAP Financial Measures
•Acquisition-related cash and share-based compensation costs are incurred in connection with contingent cash payments or the issuance of share-based payment awards, which include service requirements, as a part of certain physician practice acquisitions. These costs include fair value adjustments for liability-classified awards. These costs are excluded because they are unrelated to the underlying operating results of our business and to facilitate comparison of our current financial results to our historical financial results and to our peer group companies’ financial results. In addition, the magnitude of these expenses is significantly impacted by the timing and size of the acquisitions of physician practices.
•Impairments and gain or loss on disposal of assets, net are excluded because they do not occur in, or reflect the ordinary course of, our ongoing business operations and are inherently unpredictable in timing and amount, and in the case of impairments, are non-cash amounts, so their exclusion facilitates comparison of historical, current, and forecasted financial results.
•Litigation recoveries or charges, net, which include loss contingencies for certain litigation and regulatory matters and income from the favorable resolution of litigation, are excluded because they often relate to events that may have occurred in prior or multiple periods, do not occur in or reflect the ordinary course of our business, and are inherently unpredictable in timing and amount.
•Impairment of equity interest in Outcomes was incurred in connection with the observed reduction in the estimated fair value of the Outcomes business, of which we hold a 16 percent equity interest. We exclude this impairment from non-GAAP results as impairments of unconsolidated equity investments of this magnitude do not occur in the normal course of our ongoing business operations. This impairment is similar in nature to a gain or loss on the divestiture of a majority interest, which we also exclude from non-GAAP results, including the gain recognized on our initial divestiture of the Outcomes business in fiscal 2024. The exclusion of this impairment from non-GAAP financial measures facilitates comparison of our current financial results to our historical financial results.
The tax effect for each of the items listed above is determined using the tax rate and other tax attributes applicable to the item and the jurisdiction(s) in which the item is recorded. The gross, tax, and net impact of each item are presented with our GAAP to non-GAAP reconciliations.

A-2	CARDINAL HEALTH 2026 Proxy Statement

ANNEX A: USE OF NON-GAAP FINANCIAL MEASURES
Fiscal 2026 GAAP to Non-GAAP Reconciliations
Fiscal 2026 GAAP to Non-GAAP Reconciliations

(in millions, except for per share amounts)	Operating Earnings ($)	Operating Earnings Growth Rate (%)	Earnings Before Income Taxes ($)	Provision for Income Taxes ($)	Net (Earnings)/ Loss Attributable to Non- Controlling Interests ($)	Net Earnings Attributable to Cardinal Health, Inc. ($)	Diluted EPS Attributable to Cardinal Health, Inc. ($)	Diluted EPS Attributable to Cardinal Health, Inc. Growth Rate (%)
GAAP measure	2,613	15	2,174	469	9	1,714	7.23	12
State opioid assessment related to prior fiscal years	(17)		(17)	(4)	—	(13)	(0.05)
Restructuring and employee severance	106		106	24	—	82	0.34
Amortization and other acquisition- related costs	469		469	120	—	349	1.47
Acquisition-related cash and share-based compensation costs	287		287	12	—	275	1.16
Impairments and (gain)/loss on disposal of assets, net(1)	177		177	22	(23)	132	0.56
Litigation (recoveries)/charges, net(2)	(10)		(10)	(19)	—	9	0.04
Impairment of equity interest in Outcomes(3)	—		122	3	—	119	0.50
Non-GAAP measure	3,624	30	3,308	628	(13)	2,667	11.26	37
(1)For fiscal 2026, impairments and (gain)/loss on disposals of assets, net includes a pre-tax goodwill impairment charge of $184 million related to the Navista & ION reporting unit within the Pharma segment. The net tax benefit related to the impairment was $23 million and is included in the annual effective tax rate. The portion of the goodwill impairment charge attributable to noncontrolling interests was $23 million.
(2)Litigation (recoveries)/charges, net is related to opioid litigation. Historically, we have excluded litigation recoveries and charges from our non-GAAP earnings measures, which is common in our industry. This practice ensures that executives have incentives to efficiently resolve litigation when it is in the best interest of the company, helps focus our incentives on underlying business performance, and aligns our incentives with performance during the performance period. We do not adjust our non-GAAP financial measures to exclude ordinary, recurring opioid-related litigation defense costs or opioid-related compliance costs.
(3)For fiscal 2026, we recognized a pre-tax impairment charge of $122 million related to our equity method investment in Outcomes due to an observed reduction in the estimated fair value of the business, which is included in impairment of equity interest in Outcomes in the consolidated statements of earnings. The net tax benefit related to this charge was $3 million and is included in the annual effective tax rate.
The sum of the components and certain computations may reflect rounding adjustments.
Definitions
Non-GAAP operating earnings is operating earnings excluding LIFO charges/(credits), state opioid assessment related to prior fiscal years, shareholder cooperation agreement costs, restructuring and employee severance, amortization and other acquisition-related costs, acquisition-related cash and share-based compensation costs, impairments and (gain)/loss on disposal of assets, net, and litigation (recoveries)/charges, net. No adjustment was made for LIFO charges/(credits) or shareholder cooperation agreement costs in fiscal 2026.
Adjusted non-GAAP operating earnings (for the Fiscal 2026 Annual Cash Incentive) is non-GAAP operating earnings adjusted to exclude annual cash incentive expense and associated fringe benefits tax to the extent accrued below or above target performance, equity compensation expense to the extent accrued below or above budgeted performance, and income or expense related to the performance of our DCP assets that is included within distribution, selling, general, and administrative expenses in our consolidated statements of earnings. In addition, we generally exclude the results of acquired or divested businesses from the calculation of annual incentive performance results (if they were not included in our Board-approved annual budget). For fiscal 2026 performance, we excluded the operating earnings results of the Solaris Health business that we acquired after the Board approved our annual budget. We also excluded $50 million of net tariff benefit, reflecting the anticipated net negative impact associated with tariff related risks assumed in our target.

CARDINAL HEALTH 2026 Proxy Statement	A-3

ANNEX A: USE OF NON-GAAP FINANCIAL MEASURES
Definitions
Non-GAAP earnings before income taxes is earnings before income taxes excluding LIFO charges/(credits), state opioid assessment related to prior fiscal years, shareholder cooperation agreement costs, restructuring and employee severance, amortization and other acquisition-related costs, acquisition-related cash and share-based compensation costs, impairments and (gain)/loss on disposal of assets, net, litigation (recoveries)/charges, net, and impairment of equity interest in Outcomes. No adjustment was made for LIFO charges/(credits) or shareholder cooperation agreement costs in fiscal 2026.
Non-GAAP net earnings attributable to non-controlling interests is net earnings attributable to non-controlling interests excluding LIFO charges/(credits), state opioid assessment related to prior fiscal years, shareholder cooperation agreement costs, restructuring and employee severance, amortization and other acquisition-related costs, acquisition-related cash and share-based compensation costs, impairments and (gain)/loss on disposal of assets, net, litigation (recoveries)/charges, net, and impairment of equity interest in Outcomes, each net of tax. No adjustment was made for LIFO charges/(credits) or shareholder cooperation agreement costs in fiscal 2026.
Non-GAAP net earnings attributable to Cardinal Health, Inc. is net earnings attributable to Cardinal Health, Inc. excluding LIFO charges/(credits), state opioid assessment related to prior fiscal years, or shareholder cooperation agreement costs, restructuring and employee severance, amortization and other acquisition-related costs, acquisition-related cash and share-based compensation costs, impairments and (gain)/loss on disposal of assets, net, litigation (recoveries)/charges, net, and impairment of equity interest in Outcomes, each net of tax. No adjustment was made for LIFO charges/(credits) or shareholder cooperation agreement costs in fiscal 2026.
Adjusted non-GAAP diluted EPS (for the Fiscal 26-28 PSUs and the Fiscal 24-26 PSUs) is non-GAAP net earnings attributable to Cardinal Health, Inc. excluding the IEEPA tariff refund recognition.
Non-GAAP diluted EPS attributable to Cardinal Health, Inc. is non-GAAP net earnings attributable to Cardinal Health, Inc. divided by diluted weighted average shares outstanding.
Segment Profit is segment revenue minus (segment cost of products sold and segment distribution, selling, general and administrative expenses).
Adjusted segment profit (for the Fiscal 2026 Annual Cash Incentive) is segment profit adjusted to exclude annual cash incentive expense and associated fringe benefits tax to the extent accrued below or above target. For fiscal 2026 performance, we excluded the results of the Solaris Health business from Pharma adjusted segment profit and, for GMPD adjusted segment profit, in line with our target, we also excluded $50 million for previously anticipated net negative impact associated with tariff-related risks.
Non-GAAP adjusted free cash flow is net cash provided by operating activities plus repurchases of liability-classified Specialty Alliance Units, less payments related to additions to property and equipment, excluding settlement payments and receipts related to matters included in litigation (recoveries)/charges, net, as defined above, or other significant and unusual or non-recurring cash payments or receipts.
Non-GAAP adjusted free cash flow (for the Fiscal 2026 Annual Cash Incentive and the Fiscal 26-28 PSUs) is non-GAAP adjusted free cash flow adjusted to exclude the operating cash flow of the Solaris Health business as well as the cash flow used for certain unbudgeted integration, financing, and transaction costs associated with this acquisition.

A-4	CARDINAL HEALTH 2026 Proxy Statement

Corporate offices
Cardinal Health
7000 Cardinal Place
Dublin, Ohio 43017

614.757.5000
cardinalhealth.com

© 2026 Cardinal Health. All Rights Reserved. CARDINAL HEALTH and the Cardinal Health LOGO are trademarks of Cardinal Health and may be registered in the U.S. and/or in other countries. All other trademarks are the property of their respective owners. Patent cardinalhealth.com/patents.
Lit. No. 5PR26-4844037 (09/2026)

SCAN TO
VIEW MATERIALS & VOTE

CARDINAL HEALTH, INC.
7000 CARDINAL PLACE
DUBLIN, OH 43017

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on November 11, 2026 for shares held directly and by 11:59 p.m. Eastern Time on November 6, 2026 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CAH2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on November 11, 2026 for shares held directly and by 11:59 p.m. Eastern Time on November 6, 2026 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T03808-Z93371-P55215

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CARDINAL HEALTH, INC.

The Board of Directors recommends a vote FOR each of the nominees listed in Proposal 1 and FOR Proposals 2 and 3.

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Robert W. Azelby	☐	☐	☐
1b. Michelle M. Brennan	☐	☐	☐
1c. Sheri H. Edison	☐	☐	☐
1d. David C. Evans	☐	☐	☐
1e. Patricia A. Hemingway Hall	☐	☐	☐
1f. Jason M. Hollar	☐	☐	☐
1g. Akhil Johri	☐	☐	☐
1h. Nancy Killefer	☐	☐	☐
1i. Christine A. Mundkur	☐	☐	☐
1j. Robert W. Musslewhite	☐	☐	☐
1k. Sudhakar Ramakrishna	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

T03809-Z93371-P55215

CARDINAL HEALTH, INC.
Annual Meeting of Shareholders
November 12, 2026 8:00 AM Eastern Time
This proxy is solicited by the Board of Directors

Jason M. Hollar, Jessica L. Mayer, and Patrick C. Pope (the "Proxies"), or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Cardinal Health, Inc. to be held at 8:00 AM Eastern Time on November 12, 2026 at www.virtualshareholdermeeting.com/CAH2026, or at any postponement or adjournment thereof.

This proxy, when properly executed, will be voted as specified by the shareholder. If no specifications are made, the proxy will be voted FOR each of the nominees listed in Proposal 1 and FOR Proposals 2 and 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Continued and to be signed on reverse side